UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta 245 Park Avenue New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 through October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2010

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Focus Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

OCTOBER 31, 2010 (Unaudited)

Dear Shareholder:

If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.

“If 2009 was the year that we tried to sort out the aftermath of the global financial crisis and recession, then 2010 should be viewed as the year we began to slowly emerge from the crisis and embark on the road to recovery.”

Last year, some welcome improvements in economic data appeared to indicate that a modest recovery was occurring. Investors responded warmly to these signs by displaying their appetite for risk. The equity markets rebounded sharply, and by November 18, 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by nearly 67% from its 14-year low on March 9, 2009. By the end of December 2009, the S&P 500 Index had risen 26.5% for the year to close at 1,115, and this positive momentum carried over into early 2010.

However, investors’ upbeat mood didn’t last for long. A wave of discouraging U.S. economic data, compounded by sovereign debt issues in Europe, led to a major market correction in May 2010, followed by heightened market volatility throughout most of the summer. Beginning in the latter half of the third quarter, however, the markets responded well to a wave of much anticipated news, including a strong September labor market report, the U.S. mid-term elections, as well as the Federal Reserve’s (“the Fed”) announced launch of a second round of quantitative easing (“QE2”).

These gains, however, should be viewed as tentative, as while the recovery continues, markets remain sensitive to risks such as high unemployment, the future direction of tax policy, as well as concerns that Ireland’s fiscal issues will contribute to additional European financial stress.

We believe, however, that the current economic recovery offers some encouraging signs for investors, including positive gross domestic product growth and a strong conclusion to third quarter 2010 corporate earnings, as many companies reported some of their healthiest profit margins in years.

Investors buoyed by solid corporate earnings

During the late spring and summer months, economic uncertainty and fears of deflation drove investors to the safety of U.S. Treasuries and gold. A recent run of positive news, however, including improved economic data and better-than-expected corporate earnings, led to a surge late in the third quarter. As of the end of the 12- month period ended October 31, 2010, the Standard & Poor’s 500 Index had reached a level of 1,183, a 16.5% increase from 12 months earlier.

Although global stock indices reflected steady growth throughout most of the year, this trend has recently been interrupted due to growing anxiety surrounding sovereign debt in Europe and inflationary concerns in China. However, as of the end of the 12-month reporting period, the MSCI EAFE Index (Europe, Australasia, and the Far East) had returned 8.8% (gross), while the MSCI EM (Emerging Markets) Index had returned 23.9% (gross) for the same reporting period.

Treasuries move higher, pushing yields to historic lows

Weak economic growth boosted the fixed income market throughout the year, as investors sought safety in U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned 19.4%, while the Barclays Capital Emerging Markets Index returned 18.3% for the 12-month period ended October 31, 2010. The Barclays Capital U.S. Aggregate Bond Index returned 8.0% for the same period.

Investors continued to demonstrate their concern about the stability of the economic recovery, pushing bond prices up and yields down. At one point, these concerns, combined with near-zero official policy rates and central bank bond purchases, drove 10-year yields to their lowest levels since January 2009. As of October 31, 2010, the yields on the benchmark 10-year Treasury bond had dropped from 3.4% to 2.6%. Yields on the 30-year bond also declined, falling from 4.2% to 4.0% as of the end of the period, as did the two-year note, from 0.9% to 0.3%.

Will QE2 promote stronger economic growth

In a much anticipated action, the Fed initiated a second round of quantitative easing designed to stimulate the economy. It plans to spend an additional $600 billion to buy a wide range of both short-term and long-term U.S. Treasuries. In its statement, the Fed also indicated that it may extend the program if conditions warrant doing so, and promised to “employ its policies as needed.” Although this measure may potentially hold down both short and long-term interest rates, it does increase the risk of higher inflation and rising interest rates down the road. Additionally, the flexibility that the Fed has afforded itself in implementing the program may increase uncertainty about future monetary policy and the economy.

Certainly, if the economy continues to improve going forward, the Fed may likely resume a more balanced posture. However, due to the uncertainty of the impact of this plan, it still makes sense for investors to maintain a balanced portfolio, including a diversified approach to fixed income and other securities.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2011 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

Stock markets in most parts of the world continued to rally for the first five months of the reporting period, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third quarter of 2010 and into October 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. While most stock markets advanced for the twelve months ended October 31, 2010, there was clear separation among regions and countries.

Emerging Markets

Emerging market stocks were bolstered by strong gross domestic product (GDP) growth in developing countries, as the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index gained 23.89% and was among the best performing stock indexes during the reporting period.

Indian stocks were supported by strong corporate earnings and robust flows from foreign investors into the Indian market. In addition, the country’s monetary policy tightening was in line with investor expectations, creating optimism among investors that the Reserve Bank of India was attempting to maintain continued economic growth as it took measures to control inflation.

Meanwhile, the greater China region lagged other emerging markets. Investors were concerned that the Chinese government would be forced to take measures to clamp down on the surging Chinese economy and ward off inflation, potentially causing a sharp pullback in economic activity (also known as a “hard landing”). However, concerns about a hard landing in China failed to materialize and the Chinese stock market performed well toward the end of the reporting period.

Developed Markets

International stocks, as measured by the MSCI EAFE (Europe, Australasia and Far East) Index, gained 8.36%, underperforming emerging markets stocks and the S&P 500 Index’s 16.52% return for the twelve months ended October 31, 2010. The relative weakness of the MSCI EAFE Index was driven primarily by lagging European stocks. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity of European leaders, as well as the impact that austerity measures would have on growth in the region.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	36.48%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index	23.89%

Net Assets as of 10/31/2010 (In Thousands)	$7,461

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (the “Benchmark”) for the twelve months ended October 31, 2010. The Fund’s stock selection was strongest in the energy and materials sectors. The Fund’s underweight in the healthcare sector and overweight in the information technology sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Charoen Pokphand Foods Public Company Limited and Pacific Rubiales Energy Corp, which were both not held in the Benchmark. Shares of Charoen Pokphand Foods Public Company Limited, a Thailand-based agro-industrial and integrated food company, benefited as investor fears surrounding political upheaval in Thailand abated. Pacific Rubiales Energy Corp. is an oil exploration and production company. Shares of the company rose due to its increasing oil production.

The Fund’s underweight position in Petroleo Brasileiro S.A. also contributed to relative performance as the stock declined on concerns regarding the structure of an offering that allowed the Brazilian government to purchase shares of the company.

Individual detractors from relative performance included the Fund’s overweight positions in Chaoda Modern Agriculture Holdings Ltd., Gerdau S.A. and OTP Bank plc. Chaoda Modern Agriculture Holdings Ltd.’s stock was hurt after the agricultural produce provider issued new shares, options and convertible bonds to raise capital to expand the company’s production, diluting the value of existing shares. Shares of Gerdau S.A., a Brazil-based producer of long rolled steel, declined as the appreciating Brazil Real caused steel imports to rise, hurting the Brazilian steel industry. Shares of OTP Bank plc, a Hungarian bank, declined after the Hungarian government increased taxation on the country’s banking sector, hurting OTP Bank plc’s profitability.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Fund held an average of 94 stocks during the reporting period. As a result of this process, the Fund’s largest overweight was in the financials sector and the Fund’s largest underweight was in the materials sector. From a country perspective, the Fund’s largest overweight was in Turkey and the Fund’s largest underweight was in India.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	3.4%
2.	Itau Unibanco Holding S.A., ADR (Preferred Stock) (Brazil)	2.4
3.	China Mobile Ltd. (Hong Kong)	2.4
4.	CNOOC Ltd. (Hong Kong)	2.2
5.	Hon Hai Precision Industry Co., Ltd., GDR (Taiwan)	2.1
6.	Sberbank of Russia (Russia)	1.9
7.	Infosys Technologies Ltd., ADR (India)	1.9
8.	Hyundai Motor Co. (South Korea)	1.8
9.	OGX Petroleo e Gas Participacoes S.A. (Brazil)	1.7
10.	Honam Petrochemical Corp. (South Korea)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
South Korea	16.7%
Brazil	15.9
Hong Kong	10.6
Taiwan	10.2
South Africa	8.1
Russia	7.7
China	6.4
Turkey	5.5
India	5.0
Thailand	4.0
Mexico	3.1
Poland	2.7
Egypt	1.4
Canada	1.1
Others (each less than 1.0%)	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		36.12%	(0.43)%
With Sales Charge*		28.97	(2.41)
CLASS C SHARES	2/28/08
Without CDSC		35.33	(0.95)
With CDSC**		34.33	(0.95)
CLASS R5 SHARES	2/28/08	36.66	0.00%
SELECT CLASS SHARES	2/28/08	36.48	(0.19)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.64%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index	23.89%

Net Assets as of 10/31/2010 (In Thousands)	$1,744,141

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI Emerging Markets Index (the “Benchmark”) for the twelve months ended October 31, 2010 as the Fund’s stock selection in the financials sector more than offset relative weakness from the Fund’s materials holdings. The Fund’s overweight in the consumer staples sector also contributed to relative performance. In addition, the Fund’s average cash position was relatively high as the Fund experienced significant inflows during the reporting period. This was a modest drag on relative performance as the yields available from cash were low during the reporting period.

Individual contributors to relative performance included Turkiye Garanti Bankasi A.S. and Hyundai Mobis. Shares of Turkiye Garanti Bankasi A.S., a Turkish bank, benefited from improving trends for consumer lending in Turkey. Shares of Hyundai Mobis, a Korea-based auto parts manufacturer, benefited from recovering demand for automobiles. The Fund’s relative performance was also helped by not owning Gazprom OAO, as the Russian energy company was a weak performer in the Benchmark.

Individual detractors from relative performance included Orascom Telecom Holding SAE, Esprit Holdings Ltd. and Petroleo Brasileiro S.A. (“Petrobras”). Shares of Orascom Telecom Holding SAE, an Egyptian-based mobile phone operator, declined amid the overhang of the company’s dispute with the Algerian government. The Algerian government imposed restrictions on the company’s Algerian-based Djezzy unit, hurting the company’s profitability. Shares of Esprit Holdings Ltd., a Hong Kong-based retailer that is not held in the Benchmark, were hurt by the company’s weak earnings results announced in early September 2010, as growth in its Chinese operations was not enough to offset weakness in Europe. Shares of Petrobras declined during the reporting period on concerns regarding the structure of an offering that allowed the Brazilian government to purchase shares of the company.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level, holding an average of 68 stocks during the reporting period. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight was in the consumer staples sector and the Fund’s largest underweight was in the industrials sector. From a country perspective, the Fund’s largest overweight was in India and the Fund’s largest underweight was in Taiwan.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Housing Development Finance Corp., Ltd. (India)	4.5%
2.	Vale S.A., ADR (Preferred Stock) (Brazil)	4.1
3.	China Merchants Bank Co., Ltd., Class H (China)	3.3
4.	Petroleo Brasileiro S.A., ADR (Preferred Stock) (Brazil)	3.2
5.	Turkiye Garanti Bankasi A.S. (Turkey)	3.2
6.	Samsung Electronics Co., Ltd. (South Korea)	2.5
7.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.4
8.	Sberbank of Russia (Russia)	2.4
9.	Li & Fung Ltd. (Hong Kong)	2.2
10.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	15.3%
China	13.9
India	12.5
Hong Kong	10.1
South Korea	9.0
South Africa	6.4
Taiwan	5.1
Mexico	4.4
Russia	4.0
Indonesia	3.5
Turkey	3.2
Luxembourg	2.1
Chile	1.3
Egypt	1.2
United States	1.1
Hungary	1.1
Others (each less than 1.0%)	0.3
Short-Term Investment	5.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		25.12%	14.57%	14.07%
With Sales Charge*		18.56	13.34	13.45
CLASS B SHARES	9/28/01
Without CDSC		24.49	14.03	13.65
With CDSC**		19.49	13.79	13.65
CLASS C SHARES	2/28/06
Without CDSC		24.49	14.01	13.58
With CDSC***		23.49	14.01	13.58
INSTITUTIONAL CLASS SHARES	11/15/93	25.64	15.06	14.61
SELECT CLASS SHARES	9/10/01	25.48	14.86	14.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Global Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.57%
Morgan Stanley Capital International (“MSCI”) World Index	13.32%

Net Assets as of 10/31/2010 (In Thousands)	$3,143

INVESTMENT OBJECTIVE**

The JPMorgan Global Focus Fund (the “Fund”) seeks to provide long term capital growth by investing in a portfolio of equity securities in developed and emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI World Index (the “Benchmark”) for the twelve months ended October 31, 2010. The Fund’s stock selection in the autos and energy sectors contributed to relative performance while the Fund’s holdings in the healthcare and retail sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in German-based Lanxess AG and France-based Rhodia S.A., specialty chemical providers not held in the Benchmark. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

Another contributor to relative performance was the Fund’s overweight position in InterOil Corp., an integrated energy company operating in Papua New Guinea that was not held in the Benchmark. The stock rose as the company’s projects started to come on-line and generate revenues.

On the negative side, the Fund’s overweight positions in Greece-based Sidenor Steel Products Manufacturing Co. S.A. and EFG Eurobank Ergasias S.A. hurt relative performance. These stocks declined with other Greek stocks as the country’s debt crisis escalated.

Another individual detractor was the Fund’s overweight position in Austrian biotech company Intercell AG. Intercell AG’s management warned that the company may post a loss for 2010, due in part, to ongoing research and development costs.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for stocks that possessed an attractive valuation signal (as measured by the Fund’s portfolio managers’ proprietary dividend discount model), high significant profit growth potential and a timely catalyst that would enable the stock to realize its inherent value. The Fund was largely unconstrained with regards to sector, regional and market-cap distribution.

In addition, the Fund employed currency forwards to bring the Fund’s currency exposure closer in line with the U.S. dollar denominated Benchmark.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lanxess AG (Germany)	4.3%
2.	Rhodia S.A. (France)	3.4
3.	Telefonica S.A. (Spain)	2.5
4.	Intercontinental Hotels Group plc (United Kingdom)	2.2
5.	InterOil Corp. (Australia)	2.2
6.	McDonald’s Corp. (United States)	2.1
7.	Telekomunikasi Indonesia Tbk PT (Indonesia)	1.9
8.	Nokian Renkaat OYJ (Finland)	1.8
9.	Koninklijke KPN N.V. (Netherlands)	1.8
10.	Kubota Corp. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	22.4%
United Kingdom	14.1
Japan	10.4
Germany	7.4
France	6.5
Hong Kong	4.5
Netherlands	4.0
Australia	3.2
Indonesia	2.8
Spain	2.5
Austria	2.2
Norway	2.2
China	2.0
Denmark	2.0
Finland	1.8
Canada	1.7
Switzerland	1.5
Italy	1.3
Brazil	1.3
Taiwan	1.2
Ireland	1.1
South Africa	1.0
Belgium	1.0
Others (each less than 1.0%)	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		22.26%	(3.69)%	(0.38)%
With Sales Charge*		15.86	(5.41)	(1.87)
CLASS C SHARES	3/30/07
Without CDSC		21.59	(4.19)	(0.89)
With CDSC**		20.59	(4.19)	(0.89)
CLASS R5 SHARES	3/30/07	22.75	(3.27)	0.06
SELECT CLASS SHARES	3/30/07	22.57	(3.45)	(0.13)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund, the MSCI World Index and the Lipper Global Multi-Cap Value Funds Index from March 30, 2007 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Value

Funds is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.72%
Morgan Stanley Capital International (“MSCI”) EAFE Index	8.36%

Net Assets as of 10/31/2010 (In Thousands)	$642,362

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI EAFE Index (the “Benchmark”) for the twelve months ended October 31, 2010 as positive stock selection in the consumer discretionary sector more than offset negative stock selection in the energy sector.

Individual contributors to relative performance included Symrise AG and Burberry Group plc. Burberry Group plc, a luxury retail company, and Symrise AG, a Germany-based manufacturer of fragrances used in perfumes, both benefited from recovering demand, particularly among higher-end consumers. Other individual contributors included Volkswagen AG, as the success of the car manufacturer’s Audi brand, its strong presence in China and recovering global demand for autos fueled its strong earnings growth for the first nine months of the year, overshadowing concerns about the company’s pending merger with Porsche.

Individual detractors from relative performance included Lafarge S.A., Piraeus Bank S.A. and Esprit Holdings Ltd. Lafarge S.A., a France-based building materials company, was hurt by continued weakness in European construction activity. Piraeus Bank S.A. is a Greece-based financial and banking services group. The stock declined amid concerns about Greece’s debt crisis. Esprit Holdings Ltd., a Hong Kong-based fashion retailer that derived most of its earnings from Europe, was hurt as the fiscal crisis in Europe dampened regional demand and undermined the value of European currencies.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a diversified portfolio of international equities. The Fund’s portfolio managers employed rigorous, bottom-up fundamental research in an effort to identify quality companies that were well-managed, had solid financial positions, possessed sustainable earnings that were growing faster than that of their peers yet whose stocks were trading below or at par with the market.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Vodafone Group plc (United Kingdom)	2.5%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
3.	Total S.A. (France)	2.3
4.	BHP Billiton Ltd. (Australia)	2.3
5.	Nestle S.A. (Switzerland)	2.1
6.	HSBC Holdings plc (United Kingdom)	2.1
7.	Honda Motor Co., Ltd. (Japan)	1.9
8.	BG Group plc (United Kingdom)	1.8
9.	Telefonica S.A. (Spain)	1.8
10.	Novartis AG (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.2%
Japan	16.3
France	14.0
Switzerland	10.9
Germany	8.0
Netherlands	5.4
Spain	3.6
Hong Kong	3.3
Australia	3.2
China	1.7
Brazil	1.6
Ireland	1.5
Italy	1.5
Belgium	1.0
Others (each less than 1.0%)	3.9
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		10.33%	3.45%	3.39%
With Sales Charge*		4.57	2.34	2.84
CLASS B SHARES	2/28/02
Without CDSC		9.82	2.87	2.94
With CDSC**		4.82	2.51	2.94
CLASS C SHARES	1/31/03
Without CDSC		9.69	2.87	2.90
With CDSC***		8.69	2.87	2.90
CLASS R2 SHARES	11/3/08	10.07	3.33	3.33
CLASS R5 SHARES	5/15/06	10.86	3.88	3.75
SELECT CLASS SHARES	1/1/97	10.72	3.72	3.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.42%
Morgan Stanley Capital International (“MSCI”) EAFE GDP Index	5.66%

Net Assets as of 10/31/2010 (In Thousands)	$665,617

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (GDP) (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the twelve months ended October 31, 2010. The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark. Perfect correlation would be 1.00. The tracking error (a measure of how closely a portfolio follows the index to which it is benchmarked) of this strategy can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging markets stocks, which are not held in the Benchmark. The Fund’s exposure to emerging market stocks, which performed strongly during the reporting period, caused the Fund to outperform the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund as a fundamental index strategy, with country weightings based on gross domestic product (“GDP”) rather than traditional market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization.

The Fund was well diversified throughout the reporting period, with approximately 1,000 developed country stocks and 150 emerging country stocks. On average, the Fund had the following weights within the major regions during the reporting period: Europe and Middle East ex-U.K., 55.4%; Japan, 18.0%; the United Kingdom, 9.4%; and Pacific ex-Japan, 6.4%.

The Fund’s emerging markets exposure had an average weighting of 8.6% during the reporting period. The Fund’s emerging markets exposure was constructed so that countries were about equally weighted, with periodic rebalancing to return to this weighting.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to closely track the Benchmark, consistent with its investment strategy, and attempted to provide broad passive international exposure for U.S. investors.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund	1.8%
2.	Telefonica S.A. (Spain)	1.7
3.	Banco Santander S.A. (Spain)	1.6
4.	ENI S.p.A. (Italy)	1.5
5.	Siemens AG (Germany)	1.5
6.	Total S.A. (France)	1.1
7.	BASF SE (Germany)	1.1
8.	Enel S.p.A. (Italy)	1.0
9.	Bayer AG (Germany)	1.0
10.	Daimler AG (Germany)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	17.5%
Germany	13.6
France	10.4
Italy	8.1
United Kingdom	7.5
Spain	6.3
Australia	4.0
Netherlands	3.9
Switzerland	2.1
United States	2.0
Belgium	1.9
Sweden	1.7
Austria	1.6
Norway	1.4
Denmark	1.2
Greece	1.0
Hong Kong	1.0
Others (each less than 1.0%)	14.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2010. The Fund’s composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		8.09%	3.56%	3.29%
With Sales Charge*		2.42	2.46	2.73
CLASS B SHARES	1/14/94
Without CDSC		7.32	2.82	2.71
With CDSC**		2.32	2.46	2.71
CLASS C SHARES	11/4/97
Without CDSC		7.40	2.84	2.56
With CDSC***		6.40	2.84	2.56
CLASS R2 SHARES	11/3/08	7.88	3.30	3.04
SELECT CLASS SHARES	10/28/92	8.42	3.83	3.57

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index, Lipper International Large-Cap Core Funds Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2000 to October 31, 2010. Effective October 7, 2009, the Fund’s Lipper category was changed to the Lipper International Large-Cap Core Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index are indexes based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	12.12%
Morgan Stanley Capital International (“MSCI”) EAFE Index	8.36%

Net Assets as of 10/31/2010 (In Thousands)	$318,726

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (the “Benchmark”) for the twelve months ended October 31, 2010 as positive stock selection in the energy and utilities sectors more than compensated for the Fund’s negative stock selection and underweight positions in the outperforming retail and basic industries sectors.

Individual contributors to relative performance included the Fund’s overweight position in German-based Lanxess AG, a specialty chemical provider not held in the Benchmark. The company’s earnings received a boost from its management’s disciplined cost-cutting measures, recovering demand in the developed world, a growing presence in emerging markets and rising demand for synthetic rubber. Other individual contributors included the Fund’s overweight position in Volkswagen AG, as the success of the car manufacturer’s Audi brand, its strong presence in China and recovering global demand for autos fueled its strong earnings growth for the first nine months of the year, overshadowing concerns about the company’s pending merger with Porsche. In addition, the Fund bought shares of integrated energy company BP plc after the company’s oil spill in the Gulf of Mexico had taken its toll on the stock. The Fund benefited as the stock rebounded off its lows.

Individual detractors from relative performance included the Fund’s overweight positions in Lafarge S.A. and China Resources Land Ltd. Lafarge S.A., a France-based building materials company, was hurt by continued weakness in European construction activity. China Resources Land Ltd. is a real estate development company. Property stocks in the greater China region declined broadly on investor concerns about the Chinese government’s efforts to cool its surging property market, such as raising the installment requirement for second-home purchases and raising the mortgage rates applied to these purchases.

Another individual detractor was the Fund’s overweight position in Austrian biotech company Intercell AG. Management warned that the company may post a loss for 2010, due in part, to ongoing research and development costs.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify the most attractive stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with the U.S. dollar denominated Benchmark.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.2%
2.	Vodafone Group plc (United Kingdom)	2.2
3.	Telefonica S.A. (Spain)	2.2
4.	Siemens AG (Germany)	1.9
5.	Nissan Motor Co., Ltd. (Japan)	1.7
6.	HSBC Holdings plc (United Kingdom)	1.7
7.	Sanofi-Aventis S.A. (France)	1.7
8.	Mitsubishi Electric Corp. (Japan)	1.7
9.	Unilever N.V. CVA (Netherlands)	1.6
10.	GlaxoSmithKline plc (United Kingdom)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.7%
Japan	17.6
France	10.9
Netherlands	9.1
Germany	7.8
Hong Kong	4.8
Spain	3.1
Switzerland	2.4
Australia	2.2
Taiwan	2.0
Ireland	1.7
Canada	1.6
Luxembourg	1.4
China	1.3
Italy	1.2
Norway	1.0
Austria	1.0
Indonesia	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		11.67%	4.33%	2.48%
With Sales Charge*		5.81	3.22	1.94
CLASS B SHARES	9/10/01
Without CDSC		11.01	3.79	2.08
With CDSC**		6.01	3.44	2.08
CLASS C SHARES	7/31/07
Without CDSC		11.05	3.79	2.02
With CDSC***		10.05	3.79	2.02
INSTITUTIONAL CLASS SHARES	2/26/97	12.12	4.81	3.19
SELECT CLASS SHARES	9/10/01	11.93	4.59	2.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	11.79%
Morgan Stanley Capital International (“MSCI”) EAFE Value Index	4.63%

Net Assets as of 10/31/2010 (In Thousands)	$1,534,634

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Value Index (the “Benchmark”) for the twelve months ended October 31, 2010 as positive stock selection in the autos, energy and utilities sectors more than offset negative stock selection in the consumer nondurable sector and the Fund’s underweight positions in the outperforming retail and property sectors.

Individual contributors to relative performance included the Fund’s overweight positions in German-based Lanxess AG and France-based Rhodia S.A., specialty chemical providers not held in the Benchmark. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

Another contributor to relative performance was the Fund’s overweight position in Cairn Energy plc., an independent oil and gas exploration and production company not held in the Benchmark. The stock rose as the company ramped up production following the completion of its pipeline project. In addition, Vedanta Resources plc announced plans to buy a controlling stake in Cairn Energy plc.’s Indian operations.

Individual detractors included the Fund’s overweight position in Lafarge S.A., a France-based building materials company that was hurt by continued weakness in European construction activity. Not owning chemical company BASF SE detracted from the Fund’s relative performance as the stock was a strong performer in the Benchmark. The Fund’s overweight position in Koninklijke Philips Electronics N.V., a provider of consumer electronics, lighting and medical equipment, also detracted from relative performance as its revenues and earnings failed to exceed the market’s estimates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify the most attractive value stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with the U.S. dollar denominated Benchmark.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.3%
2.	HSBC Holdings plc (United Kingdom)	3.2
3.	Vodafone Group plc (United Kingdom)	3.0
4.	Telefonica S.A. (Spain)	2.8
5.	GDF Suez (France)	2.7
6.	Sanofi-Aventis S.A. (France)	2.5
7.	BP plc (United Kingdom)	2.2
8.	Bayer AG (Germany)	1.9
9.	BNP Paribas (France)	1.8
10.	Allianz SE (Germany)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	20.9%
Japan	16.9
France	13.5
Germany	10.0
Netherlands	9.6
Spain	4.1
Hong Kong	2.8
Switzerland	2.4
Norway	2.4
Australia	1.3
Finland	1.2
Canada	1.2
Portugal	1.2
Belgium	1.2
Italy	1.0
China	1.0
Others (each less than 1.0%)	6.7
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2010. The Fund’s composition is subject to change.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		11.35%	4.19%	4.01%
With Sales Charge*		5.50	3.07	3.45
CLASS B SHARES	9/28/01
Without CDSC		10.81	3.68	3.62
With CDSC**		5.81	3.33	3.62
CLASS C SHARES	7/11/06
Without CDSC		10.81	3.68	3.56
With CDSC***		9.81	3.68	3.56
CLASS R2 SHARES	11/3/08	11.00	4.09	3.96
INSTITUTIONAL CLASS SHARES	11/4/93	11.79	4.64	4.54
SELECT CLASS SHARES	9/10/01	11.56	4.46	4.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/00 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2000 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	13.11%
Morgan Stanley Capital International (“MSCI”) EAFE Index	8.36%

Net Assets as of 10/31/2010 (In Thousands)	$151,691

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (the “Benchmark”) for the twelve months ended October 31, 2010. The Fund’s portfolio managers constructed the Fund so that stock selection and style factors (i.e. growth and value characteristics) would be the primary drivers of returns. In an attempt to mitigate the impact on performance from individual stocks, the Fund held an average of 252 stocks across sectors during the reporting period. The financials sector was the largest contributor to relative performance while the consumer staples sector was the largest detractor.

Individual contributors to relative performance included the Fund’s overweight positions in German-based Lanxess AG and France-based Rhodia S.A., specialty chemical providers not held in the Benchmark. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets. Another contributor to relative performance was the Fund’s underweight position in Toyota Motor Corp., which was a weak performing stock in the Benchmark.

On the negative side, the Fund’s overweight positions in Greece-based Piraeus Bank S.A. and Governor & Co. of the Bank of Ireland hurt relative performance. These stocks declined as Europe’s debt crisis escalated. Other individual detractors included Disco Corp., a maker of cutting tools for electronic equipment that is not held in the Benchmark. The company reported disappointing quarterly operating profit.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. The Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, high medium-term price momentum, low price-to-book ratios and low price-to-earnings ratios. In addition, the Fund employed futures to help manage cash flows.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.0%
2.	Nestle S.A. (Switzerland)	2.0
3.	BHP Billiton Ltd. (Australia)	1.8
4.	Vodafone Group plc (United Kingdom)	1.7
5.	Rio Tinto plc (United Kingdom)	1.5
6.	Novartis AG (Switzerland)	1.5
7.	HSBC Holdings plc (United Kingdom)	1.4
8.	Telefonica S.A. (Spain)	1.3
9.	Total S.A. (France)	1.2
10.	Sanofi-Aventis S.A. (France)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.6%
Japan	17.2
Switzerland	9.1
France	8.2
Germany	8.1
Australia	5.3
Netherlands	4.5
Hong Kong	3.9
Spain	3.0
China	2.9
Italy	2.1
Finland	1.6
Sweden	1.4
Brazil	1.1
Others (each less than 1.0%)	9.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2010. The Fund’s composition is subject to change.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		12.54%	2.20%	3.03%
With Sales Charge*		6.63	1.10	2.45
CLASS C SHARES	2/28/06
Without CDSC		12.01	1.73	2.78
With CDSC**		11.01	1.73	2.78
CLASS R2 SHARES	11/3/08	12.26	2.10	2.97
INSTITUTIONAL CLASS SHARES	4/30/01	13.11	2.72	3.66
SELECT CLASS SHARES	2/28/06	12.86	2.48	3.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to October 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 90.4%
		Brazil — 9.7%
4		Banco Bradesco S.A., ADR (m)	78
6		Banco do Brasil S.A. (m)	112
3		Cia Energetica de Minas Gerais, ADR (m)	62
3		EDP — Energias do Brasil S.A. (m)	69
9		OGX Petroleo e Gas Participacoes S.A. (a) (m)	123
3		Petroleo Brasileiro S.A., ADR (m)	92
1		Souza Cruz S.A. (m)	71
4		Vale S.A., ADR (m)	119

			726

		Canada — 1.1%
3		Pacific Rubiales Energy Corp. (a) (m)	82

		China — 6.4%
188		Bank of China Ltd., Class H (m)	113
64		Bank of Communications Co., Ltd., Class H (m)	70
37		China Merchants Bank Co., Ltd., Class H (m)	105
—	(h)	New Oriental Education & Technology Group, ADR (a) (m)	43
60		PetroChina Co., Ltd., Class H (m)	74
84		Soho China Ltd. (m)	71

			476

		Egypt — 1.4%
14		Commercial International Bank Egypt SAE (m)	102

		Hong Kong — 10.6%
52		Chaoda Modern Agriculture Holdings Ltd. (m)	43
132		China Gas Holdings Ltd. (m)	75
18		China Mobile Ltd. (m)	179
79		CNOOC Ltd. (m)	165
2		Jardine Matheson Holdings Ltd. (m)	90
84		Kingboard Laminates Holdings Ltd. (m)	81
77		SJM Holdings Ltd. (m)	115
12		Yue Yuen Industrial Holdings Ltd. (m)	43

			791

		India — 1.9%
2		Infosys Technologies Ltd., ADR (m)	142

		Indonesia — 0.9%
11		Astra International Tbk PT (m)	70

		Malaysia — 0.7%
47		Telekom Malaysia Bhd (m)	52

		Mexico — 3.1%
11		Banco Compartamos S.A. de C.V. (m)	78
17		Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	74
12		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	76

			228

SHARES		SECURITY DESCRIPTION	VALUE($)

		Poland — 2.7%
2		KGHM Polska Miedz S.A. (m)	112
14		Telekomunikacja Polska S.A. (m)	91

			203

		Russia — 7.6%
1		Lukoil OAO, ADR (m)	72
6		MMC Norilsk Nickel, ADR (m)	119
4		Mobile Telesystems OJSC, ADR (m)	91
7		Rosneft Oil Co., GDR (a) (m)	45
43		Sberbank of Russia (m)	142
3		Tatneft, ADR (m)	101

			570

		South Africa — 8.1%
6		Adcock Ingram Holdings Ltd. (m)	58
16		African Bank Investments Ltd. (m)	84
5		Imperial Holdings Ltd. (m)	80
2		Kumba Iron Ore Ltd. (m)	86
10		Pick n Pay Stores Ltd. (m)	64
22		RMB Holdings Ltd. (m)	113
8		Shoprite Holdings Ltd. (m)	117

			602

		South Korea — 16.6%
1		GS Holdings (m)	70
3		Hana Financial Group, Inc. (m)	84
2		Hankook Tire Co., Ltd. (m)	56
4		Hanwha Chem Corp. (m)	98
1		Honam Petrochemical Corp. (m)	121
1		Hyundai Motor Co. (m)	135
4		Kangwon Land, Inc. (m)	99
3		KT Corp., ADR (m)	67
1		LG Corp. (m)	65
6		LG Display Co. Ltd., ADR (m)	95
1		POSCO, ADR (m)	96
—	(h)	Samsung Electronics Co., Ltd. (m)	252

			1,238

		Taiwan — 10.2%
3		Asustek Computer, Inc. (m)	22
1		Asustek Computer, Inc., GDR (m)	26
3		Chunghwa Telecom Co. Ltd., ADR (m)	75
—	(h)	Compal Electronics, Inc., GDR (m)	1
25		Coretronic Corp. (m)	38
20		Hon Hai Precision Industry Co., Ltd., GDR (m)	153
5		HTC Corp. (m)	120
90		Macronix International (m)	55
2		Pegatron Corp., GDR (a) (m)	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Taiwan — Continued
18		Powertech Technology, Inc. (m)	59
14		Tripod Technology Corp. (m)	54
27		U-Ming Marine Transport Corp. (m)	56
44		Wistron Corp. (m)	90

			761

		Thailand — 4.0%
4		Banpu PCL, NVDR (m)	106
129		Charoen Pokphand Foods PCL, NVDR (m)	101
23		Kasikornbank PCL, NVDR (m)	90

			297

		Turkey — 5.4%
17		KOC Holding A.S. (m)	79
3		Tupras Turkiye Petrol Rafinerileri A.S. (m)	91
19		Turk Hava Yollari (a) (m)	79
9		Turkiye Halk Bankasi AS (m)	88
16		Turkiye Is Bankasi, Class C (m)	70

			407

		Total Common Stocks (Cost $5,354)	6,747

Participation Notes — 3.1%
		India — 3.1%
5		Housing Development Finance Corp., expiring 09/16/13 (issued through UBS AG) (a) (m)	72
3		Punjab National Bank, expiring 11/22/10 (issued through UBS AG) (a) (m)	92
2		United Spirits Ltd., expiring 08/13/13 (issued through UBS AG) (a) (m)	68

		Total Participation Notes (Cost $210)	232

Preferred Stocks — 6.1%
		Brazil — 6.1%
1		Cia de Bebidas das Americas, ADR (m)	106
7		Gerdau S.A., ADR (m)	97
7		Itau Unibanco Holding S.A., ADR (m)	180
2		Vivo Participacoes S.A. (m)	63
—	(h)	Vivo Participacoes S.A., ADR (m)	9

		Total Preferred Stocks (Cost $405)	455

		Total Investments — 99.6% (Cost $5,969)	7,434
		Other Assets in Excess of Liabilities — 0.4%	27

		NET ASSETS — 100.0%	$7,461

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.6%
Oil, Gas & Consumable Fuels	13.7
Metals & Mining	8.5
Electronic Equipment, Instruments & Components	5.7
Semiconductors & Semiconductor Equipment	4.9
Wireless Telecommunication Services	4.6
Diversified Telecommunication Services	3.8
Industrial Conglomerates	3.1
Chemicals	3.0
Hotels, Restaurants & Leisure	2.9
Automobiles	2.8
Diversified Financial Services	2.6
Food & Staples Retailing	2.4
Capital Markets	2.2
Computers & Peripherals	2.0
Food Products	1.9
IT Services	1.9
Electric Utilities	1.8
Communications Equipment	1.6
Beverages	1.4
Distributors	1.1
Airlines	1.1
Consumer Finance	1.1
Household Products	1.0
Gas Utilities	1.0
Thrifts & Mortgage Finance	1.0
Real Estate Management & Development	1.0
Tobacco	1.0
Others (each less than 1.0%)	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 83.0%
	Brazil — 3.9%
1,608	All America Latina Logistica S.A. (m)	15,211
2,086	Cielo S.A. (m)	17,977
2,680	OGX Petroleo e Gas Participacoes S.A. (a) (m)	35,042
24	Weg S.A. (m)	313

		68,543

	Chile — 1.3%
243	Banco Santander Chile, ADR (m)	22,529

	China — 13.9%
6,890	Anhui Conch Cement Co., Ltd., Class H (m)	29,000
21,719	China Construction Bank Corp., Class H (m)	20,763
20,034	China Merchants Bank Co., Ltd., Class H (m)	57,086
3,552	China National Building Material Co., Ltd., Class H (m)	8,699
191	New Oriental Education & Technology Group, ADR (a) (m)	20,559
3,808	Ping An Insurance Group Co. of China Ltd., Class H (m)	41,171
744	Tencent Holdings Ltd. (m)	17,098
3,722	Tsingtao Brewery Co., Ltd., Class H (m)	19,934
21,223	Want Want China Holdings Ltd. (m)	19,616
3,259	Wumart Stores, Inc., Class H (m)	7,683

		241,609

	Egypt — 1.2%
315	Orascom Construction Industries (m)	14,258
8,172	Orascom Telecom Holding SAE (a) (m)	6,304

		20,562

	Hong Kong — 10.0%
6,657	AIA Group Ltd. (a) (m)	19,810
3,015	China Mobile Ltd. (m)	30,790
4,792	China Resources Enterprise Ltd. (m)	20,313
17,404	CNOOC Ltd. (m)	36,335
1,758	Esprit Holdings Ltd. (m)	9,487
4,094	Hang Lung Properties Ltd. (m)	20,083
7,224	Li & Fung Ltd. (m)	38,250

		175,068

	Hungary — 1.1%
660	OTP Bank plc (a) (m)	19,595

	India — 12.5%
599	ACC Ltd. (m)	13,311
994	Ambuja Cements Ltd. (m)	3,142
4,496	Bharti Airtel Ltd. (m)	33,078
5,075	Housing Development Finance Corp., Ltd. (m)	78,651
173	Infosys Technologies Ltd. (m)	11,581
458	Infosys Technologies Ltd., ADR (m)	30,882

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — Continued
941	Jindal Steel & Power Ltd. (m)	14,809
745	Reliance Capital Ltd. (m)	13,703
538	United Spirits Ltd. (m)	18,133

		217,290

	Indonesia — 3.5%
3,923	Astra International Tbk PT (m)	25,117
19,082	Bank Rakyat Indonesia Persero Tbk PT (m)	24,430
5,476	Unilever Indonesia Tbk PT (m)	10,725

		60,272

	Luxembourg — 2.1%
290	Oriflame Cosmetics S.A. (m)	16,458
494	Tenaris S.A., ADR (m)	20,463

		36,921

	Malaysia — 0.3%
381	British American Tobacco Malaysia Bhd (m)	5,704

	Mexico — 4.4%
348	America Movil S.A.B. de C.V., Series L, ADR (m)	19,917
443	Cemex S.A.B. de C.V., ADR (a) (m)	3,888
4,799	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	20,532
11,642	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	31,867

		76,204

	Russia — 4.0%
358	Magnit OJSC, GDR (e) (m)	9,578
698	Magnit OJSC, Reg. S, GDR (m)	18,638
12,527	Sberbank of Russia (m)	41,153

		69,369

	South Africa — 6.4%
3,886	African Bank Investments Ltd. (m)	19,917
4,987	FirstRand Ltd. (m)	14,620
982	Impala Platinum Holdings Ltd. (m)	27,711
1,126	Massmart Holdings Ltd. (m)	22,937
1,487	MTN Group Ltd. (m)	26,752

		111,937

	South Korea — 9.0%
136	Hyundai Mobis (m)	33,870
190	Hyundai Motor Co. (m)	28,835
205	KT&G Corp. (m)	12,575
43	POSCO (m)	17,646
64	Samsung Electronics Co., Ltd. (m)	42,738
41	Shinsegae Co., Ltd. (m)	20,557

		156,221

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	JPMORGAN EMERGING MARKETS EQUITY FUND	29

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — 5.1%
4,993	Acer, Inc. (m)	14,539
8,031	Hon Hai Precision Industry Co., Ltd. (m)	30,374
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	7,239
3,447	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	37,609

		89,761

	Turkey — 3.2%
9,200	Turkiye Garanti Bankasi A.S. (m)	55,534

	United States — 1.1%
474	NII Holdings, Inc. (a) (m)	19,828

	Total Common Stocks (Cost $1,076,381)	1,446,947

Preferred Stocks — 11.3%
	Brazil — 11.3%
223	Cia de Bebidas das Americas, ADR (m)	31,044
1,107	Itau Unibanco Holding S.A. (m)	26,767
558	Itau Unibanco Holding S.A., ADR (m)	13,705
1,789	Petroleo Brasileiro S.A., ADR (m)	55,790
2,454	Vale S.A., ADR (m)	70,516

	Total Preferred Stocks (Cost $113,145)	197,822

Short-Term Investment — 5.5%
	Investment Company — 5.5%
95,628	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $95,628)	95,628

	Total Investments — 99.8% (Cost $1,285,154)	1,740,397
	Other Assets in Excess of Other Liabilities — 0.2%	3,744

	NET ASSETS — 100.0%	$1,744,141

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.4%
Wireless Telecommunication Services	7.9
Food & Staples Retailing	7.6
Metals & Mining	7.5
Oil, Gas & Consumable Fuels	7.3
Semiconductors & Semiconductor Equipment	5.0
Thrifts & Mortgage Finance	4.5
Beverages	4.0
Insurance	3.5
IT Services	3.4
Construction Materials	3.3
Automobiles	3.1
Diversified Financial Services	2.8
Distributors	2.2
Auto Components	1.9
Electronic Equipment, Instruments & Components	1.7
Diversified Consumer Services	1.2
Energy Equipment & Services	1.2
Real Estate Management & Development	1.2
Food Products	1.1
Tobacco	1.1
Internet Software & Services	1.0
Short-Term Investment	5.5
Others (each less than 1.0%)	4.6

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.8%
		Australia — 3.0%
1		InterOil Corp. (a) (m)	64
1		Macquarie Group Ltd. (m)	30

			94

		Austria — 2.1%
—	(h)	Erste Group Bank AG (m)	21
1		Intercell AG (a)	13
—	(h)	Schoeller-Bleckmann Oilfield Equipment AG (m)	33

			67

		Belgium — 0.9%
1		KBC Groep N.V. (a)	29

		Brazil — 1.2%
3		Cosan Ltd., Class A (m)	37

		Canada — 1.6%
—	(h)	First Quantum Minerals Ltd.	31
1		Kinross Gold Corp. (m)	20

			51

		China — 1.9%
20		Angang Steel Co., Ltd., Class H (m)	31
7		ZTE Corp., Class H (m)	28

			59

		Denmark — 1.9%
—	(h)	Carlsberg A/S, Class B (m)	49
—	(h)	D/S Norden (m)	10

			59

		Finland — 1.8%
2		Nokian Renkaat OYJ (m)	55

		France — 6.2%
—	(h)	Atos Origin S.A. (a) (m)	21
—	(h)	Pernod-Ricard S.A. (m)	21
4		Rhodia S.A. (m)	102
1		Sodexo (m)	50

			194

		Germany — 7.1%
—	(h)	Bayer AG (m)	30
1		Continental AG (a) (m)	47
—	(h)	Hamburger Hafen und Logistik AG	17
2		Lanxess AG (m)	128

			222

		Greece — 0.1%
4		Corinth Pipeworks S.A. (a) (m)	5

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — 4.2%
18		China Overseas Land & Investment Ltd. (m)	38
30		Huabao International Holdings Ltd. (m)	45
5		Hutchison Whampoa Ltd. (m)	50

			133

		Indonesia — 2.7%
60		Perusahaan Gas Negara PT (m)	27

56		Telekomunikasi Indonesia Tbk PT (m)	57

			84

		Ireland — 1.0%
3		Experian plc (m)	32

		Israel — 0.8%
—	(h)	Teva Pharmaceutical Industries Ltd., ADR (m)	25

		Italy — 1.3%
7		Snam Rete Gas S.p.A. (m)	39

		Japan — 9.9%
7		JX Holdings, Inc. (m)	44
6		Kubota Corp. (m)	53
5		Mitsubishi Electric Corp. (m)	47
18		Nippon Sheet Glass Co., Ltd. (m)	39
3		Nissan Motor Co., Ltd. (m)	30
—	(h)	ORIX Corp. (m)	26
1		Shiseido Co., Ltd. (m)	21
—	(h)	Yahoo! Japan Corp. (m)	28
1		Yakult Honsha Co., Ltd. (m)	23

			311

		Netherlands — 3.8%
1		AerCap Holdings N.V. (a) (m)	13
3		Koninklijke KPN N.V. (m)	55
1		Royal Dutch Shell plc, Class A	44
3		Vimetco N.V., GDR (a) (m)	9

			121

		Norway — 2.1%
4		Orkla ASA (m)	43
17		Sevan Marine ASA (a) (m)	22

			65

		South Africa — 0.9%
6		African Bank Investments Ltd. (m)	29

		Spain — 2.4%
3		Telefonica S.A.	74

		Switzerland — 1.4%
1		ACE Ltd. (m)	45

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Taiwan — 1.1%
10		Hon Hai Precision Industry Co., Ltd. (m)	36

		United Arab Emirates — 0.8%
5		Lamprell plc (m)	25

		United Kingdom — 13.4%
5		Afren plc (a) (m)	10
2		Associated British Foods plc (m)	41
4		BP plc (m)	30
1		British American Tobacco plc (m)	37
14		Cable & Wireless Communications plc (m)	12
14		Cable & Wireless Worldwide plc (m)	16
4		Cookson Group plc (a) (m)	32
11		GKN plc (m)	32
3		Intercontinental Hotels Group plc (m)	65
9		Man Group plc (m)	38
2		Petropavlovsk plc (m)	32
8		Resolution Ltd. (m)	32
47		Taylor Wimpey plc (a) (m)	17
1		Tullow Oil plc (m)	27

			421

		United States — 21.2%
1		Abbott Laboratories (m)	43
1		Aflac, Inc. (m)	31
1		American Express Co. (m)	30
—	(h)	Celgene Corp. (a) (m)	30
1		Cisco Systems, Inc. (a) (m)	33
1		General Mills, Inc. (m)	39
1		Hewlett-Packard Co. (m)	38
—	(h)	International Business Machines Corp. (m)	34
2		Kroger Co. (The) (m)	43
1		Lowe’s Cos., Inc. (m)	23
1		McDonald’s Corp. (m)	62
1		Merck & Co., Inc. (m)	36
2		Microsoft Corp. (m)	47
6		Sprint Nextel Corp. (a) (m)	27
2		Staples, Inc. (m)	44
1		Sysco Corp. (m)	22
—	(h)	Union Pacific Corp. (m)	42
1		Walt Disney Co. (The) (m)	43

			667

		Total Common Stocks (Cost $2,472)	2,979

		Total Investments — 94.8% (Cost $2,472)	2,979
		Other Assets in Excess of Liabilities — 5.2%	164

		NET ASSETS — 100.0%	$3,143

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Chemicals	9.3%
Oil, Gas & Consumable Fuels	7.4
Diversified Telecommunication Services	7.2
Hotels, Restaurants & Leisure	5.9
Food Products	4.7
Pharmaceuticals	4.5
Auto Components	4.5
Metals & Mining	4.3
Industrial Conglomerates	4.2
Insurance	3.6
Energy Equipment & Services	2.7
Beverages	2.3
Capital Markets	2.3
Specialty Retail	2.3
Gas Utilities	2.2
Food & Staples Retailing	2.2
Communications Equipment	2.0
Consumer Finance	1.9
IT Services	1.9
Machinery	1.8
Commercial Banks	1.7
Software	1.6
Electrical Equipment	1.6
Media	1.5
Biotechnology	1.4
Road & Rail	1.4
Building Products	1.3
Real Estate Management & Development	1.3
Computers & Peripherals	1.3
Tobacco	1.2
Electronic Equipment, Instruments & Components	1.2
Professional Services	1.1
Automobiles	1.0
Diversified Financial Services	1.0
Others (each less than 1.0%)	4.2

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
14,881	CHF
120,529	for HKD	Westpac Banking Corp.	12/10/10	$15	#	$15	#	$ — (h)
20,408	AUD	State Street Bank & Trust	12/10/10	20		20		— (h)
79,446	AUD	Westpac Banking Corp.	12/10/10	72		77		5
97,744	CAD	Citibank, N.A.	12/10/10	95		96		1
94,093	CHF	Union Bank of Switzerland AG	12/10/10	93		96		3
11,463	EUR	Barclays Bank plc	12/10/10	16		16		— (h)
13,238	EUR	Morgan Stanley	12/10/10	18		18		— (h)
12,071	GBP	Morgan Stanley	12/10/10	18		19		1
11,005	GBP	Royal Bank of Canada	12/10/10	18		18		— (h)
16,251	GBP	Royal Bank of Scotland	12/10/10	25		26		1
145,222	HKD	Morgan Stanley	12/10/10	19		19		— (h)
3,298,123	JPY	HSBC Bank, N.A.	12/10/10	39		41		2
242,678	SEK	Royal Bank of Scotland	12/10/10	33		36		3
34,966	SGD	Deutsche Bank AG	12/10/10	26		27		1
				$507		$524		$17

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
135,048	DKK	Royal Bank of Scotland	12/10/10	$23		$25		$(2)
104,445	DKK	Westpac Banking Corp.	12/10/10	20		20		— (h)
258,881	EUR	BNP Paribas	12/10/10	329		360		(31)
19,339	EUR	Citibank, N.A.	12/10/10	25		27		(2)
14,816	GBP	BNP Paribas	12/10/10	23		24		(1)
129,437	GBP	Citibank, N.A.	12/10/10	199		207		(8)
658,205	HKD	HSBC Bank, N.A.	12/10/10	85		85		— (h)
129,752	HKD	Union Bank of Switzerland AG	12/10/10	17		17		— (h)
2,524,553	JPY	Morgan Stanley	12/10/10	30		31		(1)
1,450,060	JPY	State Street Bank & Trust	12/10/10	17		18		(1)
214,756	NOK	Royal Bank of Scotland	12/10/10	35		37		(2)
20,153	TRY	Barclays Bank plc	12/10/10	13		14		(1)
138,955	ZAR	Deutsche Bank AG	12/10/10	19		20		(1)
				$835		$885		$(50)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/10 of the currency being sold, and the value at 10/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Australia — 3.2%
350	BHP Billiton Ltd. (m)	14,450
72	Rio Tinto Ltd. (m)	5,882

		20,332

	Belgium — 1.0%
107	Anheuser-Busch InBev N.V. (m)	6,697

	Brazil — 1.6%
77	Petroleo Brasileiro S.A., ADR (m)	2,610
233	Vale S.A., ADR (m)	7,492

		10,102

	China — 1.7%
853	China Life Insurance Co., Ltd., Class H (m)	3,750
6,972	Industrial & Commercial Bank of China, Class H (m)	5,633
514	Li Ning Co., Ltd. (m)	1,469

		10,852

	France — 13.9%
129	Accor S.A. (m)	5,286
72	Alstom S.A. (m)	3,616
312	AXA S.A. (m)	5,696
147	BNP Paribas (m)	10,717
100	Edenred (a) (m)	2,091
53	GDF Suez (m)	2,102
87	Imerys S.A. (m)	5,185
108	Lafarge S.A. (m)	6,173
39	LVMH Moet Hennessy Louis Vuitton S.A. (m)	6,072
55	Pernod-Ricard S.A. (m)	4,905
43	PPR (m)	7,066
118	Sanofi-Aventis S.A. (m)	8,302
127	Societe Generale (m)	7,612
271	Total S.A.	14,770

		89,593

	Germany — 6.9%
110	Bayer AG (m)	8,204
177	E.ON AG (m)	5,531
52	Linde AG (m)	7,433
148	SAP AG (m)	7,725
83	Siemens AG (m)	9,493
203	Symrise AG (m)	6,167

		44,553

	Hong Kong — 3.3%
1,204	Belle International Holdings Ltd. (m)	2,181
2,743	CNOOC Ltd. (m)	5,727
282	Esprit Holdings Ltd. (m)	1,522

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
1,271	Hang Lung Properties Ltd. (m)	6,235
1,368	Sands China Ltd. (a) (m)	2,982
1,224	Wynn Macau Ltd. (a) (m)	2,709

		21,356

	Ireland — 1.5%
1,634	Governor & Co. of the Bank of Ireland (The) (a) (m)	1,221
696	WPP plc (m)	8,092

		9,313

	Israel — 0.8%
104	Teva Pharmaceutical Industries Ltd., ADR (m)	5,387

	Italy — 1.5%
1,284	Intesa Sanpaolo S.p.A. (m)	4,515
1,837	UniCredit S.p.A. (m)	4,788

		9,303

	Japan — 16.2%
216	Canon, Inc. (m)	9,955
103	Daikin Industries Ltd. (m)	3,566
75	East Japan Railway Co. (m)	4,631
336	Honda Motor Co., Ltd. (m)	12,120
2	Japan Tobacco, Inc. (m)	5,403
332	Komatsu Ltd. (m)	8,107
685	Kubota Corp. (m)	6,075
379	Mitsubishi Corp. (m)	9,101
868	Mitsubishi UFJ Financial Group, Inc. (m)	4,029
201	Mitsui Fudosan Co., Ltd. (m)	3,801
77	Murata Manufacturing Co., Ltd. (m)	4,305
62	Nidec Corp. (m)	6,123
23	Nintendo Co., Ltd. (m)	5,913
447	Nomura Holdings, Inc. (m)	2,296
100	Shin-Etsu Chemical Co., Ltd. (m)	5,041
30	SMC Corp. (m)	4,610
385	Sumitomo Corp. (m)	4,871
12	Yahoo! Japan Corp. (m)	4,363

		104,310

	Mexico — 0.9%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	3,833
35	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	1,917

		5,750

	Netherlands — 5.4%
841	ING Groep N.V. CVA (a) (m)	8,993
458	Reed Elsevier N.V. (m)	5,979

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Netherlands — Continued
489	Royal Dutch Shell plc, Class A (c)	15,849
173	Wolters Kluwer N.V. (m)	3,936

		34,757

	South Korea — 0.8%
15	Samsung Electronics Co. Ltd., GDR (e) (m)	4,850

	Spain — 3.6%
458	Banco Bilbao Vizcaya Argentaria S.A. (m)	6,034
64	Inditex S.A. (c)	5,353
431	Telefonica S.A. (c)	11,651

		23,038

	Sweden — 0.7%
206	Atlas Copco AB, Class A (m)	4,306

	Switzerland — 10.9%
369	ABB Ltd. (a) (m)	7,634
180	Credit Suisse Group AG (m)	7,439
87	Holcim Ltd. (m)	5,451
241	Nestle S.A. (m)	13,200
197	Novartis AG (m)	11,432
64	Roche Holding AG (m)	9,374
2	SGS S.A. (m)	3,496
261	Xstrata plc (m)	5,062
28	Zurich Financial Services AG (m)	6,880

		69,968

	Taiwan — 0.8%
468	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	5,106

	United Kingdom — 23.1%
170	Autonomy Corp. plc (a) (m)	3,970
1,216	Barclays plc (m)	5,344
605	BG Group plc (m)	11,776
1,420	BP plc (m)	9,654
395	Burberry Group plc (m)	6,456
800	Centrica plc (m)	4,257
364	GlaxoSmithKline plc (m)	7,104
1,262	HSBC Holdings plc (m)	13,153
731	ICAP plc (m)	5,340
248	Imperial Tobacco Group plc (m)	7,956
1,143	Man Group plc (m)	4,779

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
1,005	Marks & Spencer Group plc (m)	6,888
537	Prudential plc (m)	5,432
106	Rio Tinto plc (m)	6,868
369	Standard Chartered plc (m)	10,685
1,433	Tesco plc (m)	9,809
246	Unilever plc (m)	7,100
5,836	Vodafone Group plc (m)	15,952
653	Wm Morrison Supermarkets plc (m)	3,074
105	Wolseley plc (a) (m)	2,792

		148,389

	Total Common Stocks (Cost $489,884)	627,962

Preferred Stock — 1.0%
	Germany — 1.0%
43	Volkswagen AG (m) (Cost $4,125)	6,387

NUMBER OF RIGHTS
Rights — 0.1%
	United Kingdom — 0.1%
46	Standard Chartered plc, expiring 11/05/10 (a) (m) (Cost $—)	389

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
6,005	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $6,005)	6,005

Investment of Cash Collateral for Securities on Loan — 1.4%
	Investment Company — 1.4%
9,304	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $9,304)	9,304

	Total Investments — 101.2% (Cost $509,318 )	650,047
	Liabilities in Excess of Other Assets — (1.2)%	(7,685)

	NET ASSETS — 100.0%	$642,362

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	9.4
Pharmaceuticals	7.8
Metals & Mining	6.2
Machinery	3.6
Insurance	3.4
Food Products	3.2
Capital Markets	3.1
Wireless Telecommunication Services	3.1
Chemicals	2.9
Automobiles	2.9
Media	2.8
Software	2.7
Electrical Equipment	2.7
Construction Materials	2.6
Trading Companies & Distributors	2.6

INDUSTRY	PERCENTAGE
Textiles, Apparel & Luxury Goods	2.2%
Multiline Retail	2.2
Beverages	2.1
Tobacco	2.1
Food & Staples Retailing	2.0
Diversified Telecommunication Services	1.8
Hotels, Restaurants & Leisure	1.7
Real Estate Management & Development	1.6
Semiconductors & Semiconductor Equipment	1.6
Office Electronics	1.6
Industrial Conglomerates	1.5
Specialty Retail	1.4
Diversified Financial Services	1.4
Multi-Utilities	1.0
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.7%
		Australia — 3.9%
13		AGL Energy Ltd. (m)	208
71		Alumina Ltd. (m)	143
35		Amcor Ltd. (m)	233
60		AMP Ltd. (m)	315
12		Aristocrat Leisure Ltd. (c)	40
86		Asciano Group (a) (c)	133
5		ASX Ltd. (m)	184
72		Australia & New Zealand Banking Group Ltd. (m)	1,746
30		AXA Asia Pacific Holdings Ltd. (c)	159
11		Bendigo and Adelaide Bank Ltd. (m)	96
449		BGP Holdings Beneficial Interest Share (a) (f) (i)	—
98		BHP Billiton Ltd. (m)	4,053
6		Billabong International Ltd. (m)	48
52		BlueScope Steel Ltd. (c)	103
21		Boral Ltd. (m)	91
41		Brambles Ltd. (m)	259
4		Caltex Australia Ltd. (c)	43
51		CFS Retail Property Trust (m)	93
16		Coca-Cola Amatil Ltd. (m)	196
2		Cochlear Ltd. (c)	116
44		Commonwealth Bank of Australia (c)	2,112
13		Computershare Ltd. (m)	131
13		Crown Ltd. (c)	109
17		CSL Ltd. (m)	542
45		CSR Ltd. (c)	80
140		Dexus Property Group (c)	114
—	(h)	DuluxGroup Ltd. (a) (m)	—	(h)
2		Energy Resources of Australia Ltd. (c)	26
63		Fairfax Media Ltd. (c)	89
36		Fortescue Metals Group Ltd. (a) (m)	222
57		Foster’s Group Ltd. (m)	324
40		Goodman Fielder Ltd. (c)	58
183		Goodman Group (c)	113
52		GPT Group (m)	142
16		Harvey Norman Holdings Ltd. (m)	51
47		Incitec Pivot Ltd. (m)	172
61		Insurance Australia Group Ltd. (c)	228
66		Intoll Group (m)	98
4		Leighton Holdings Ltd. (c)	140
16		Lend Lease Group (c)	112
4		MacArthur Coal Ltd. (m)	44
10		Macquarie Group Ltd. (m)	358
11		MAp Group (m)	32
22		Metcash Ltd. (m)	94
96		Mirvac Group (m)	122

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
62	National Australia Bank Ltd. (m)	1,551
20	Newcrest Mining Ltd. (m)	778
38	OneSteel Ltd. (m)	102
10	Orica Ltd. (m)	259
26	Origin Energy Ltd. (c)	401
91	OZ Minerals Ltd. (m)	141
20	Paladin Energy Ltd. (a) (c)	82
33	Qantas Airways Ltd. (a) (m)	91
30	QBE Insurance Group Ltd.	510
13	Rio Tinto Ltd. (m)	1,037
24	Santos Ltd. (c)	300
5	Sims Metal Management Ltd. (c)	78
11	Sonic Healthcare Ltd. (m)	115
40	SP AusNet (m)	37
69	Stockland (c)	257
37	Suncorp-Metway Ltd. (m)	337
18	TABCORP Holdings Ltd. (c)	131
37	Tatts Group Ltd. (c)	90
128	Telstra Corp. Ltd. (m)	334
20	Toll Holdings Ltd. (c)	119
37	Transurban Group (m)	192
29	Wesfarmers Ltd. (m)	954
4	Wesfarmers Ltd. (m)	147
64	Westfield Group (m)	780
84	Westpac Banking Corp. (m)	1,880
16	Woodside Petroleum Ltd. (m)	680
36	Woolworths Ltd. (m)	1,006
6	WorleyParsons Ltd. (c)	128

		26,289

	Austria — 1.6%
56	Erste Group Bank AG (m)	2,514
292	IMMOFINANZ AG (a) (c)	1,151
44	OMV AG (m)	1,641
16	Raiffeisen Bank International AG (m)	902
98	Telekom Austria AG (m)	1,501
22	Verbund AG (c)	895
11	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	613
32	Voestalpine AG (m)	1,288

		10,505

	Belgium — 1.8%
264	Ageas (m)	812
85	Anheuser-Busch InBev N.V. (m)	5,339
17	Belgacom S.A. (c)	662
3	Cie Nationale a Portefeuille (m)	178

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
8	Colruyt S.A. (m)	442
12	Delhaize Group S.A. (m)	835
66	Dexia S.A. (a) (m)	293
10	Groupe Bruxelles Lambert S.A. (m)	851
19	KBC Groep N.V. (a)	828
2	Mobistar S.A. (m)	159
7	Solvay S.A. (m)	749
12	UCB S.A. (m)	462
14	Umicore (m)	638

		12,248

	Bermuda — 0.2%
34	Seadrill Ltd. (c)	1,039

	Brazil — 0.2%
16	BM&F Bovespa S.A. (m)	130
34	Petroleo Brasileiro S.A. (m)	567
17	Vale S.A. (m)	545

		1,242

	Chile — 0.8%
3,253	Banco Santander Chile (m)	290
10	CAP S.A. (m)	530
50	Centros Comerciales Sudamericanos S.A. (m)	391
330	Empresa Nacional de Electricidad S.A. (m)	587
8	Empresas CMPC S.A. (m)	442
44	Empresas COPEC S.A. (m)	830
333	Enersis S.A. (m)	152
26	Enersis S.A., ADR (m)	600
10	Lan Airlines S.A. (m)	304
51	S.A.C.I. Falabella (m)	512
9	Sociedad Quimica y Minera de Chile S.A., Class B (m)	445

		5,083

	China — 0.6%
262	Bank of China Ltd., Class H (m)	157
26	BBMG Corp., Class H (m)	36
94	BYD Co., Ltd., Class H (c)	573
468	China Construction Bank Corp., Class H (m)	447
75	China Life Insurance Co., Ltd., Class H (m)	330
410	Datang International Power Generation Co., Ltd., Class H (m)	165
46	Foxconn International Holdings Ltd. (a) (m)	34
226	Huaneng Power International, Inc., Class H (m)	129
286	Industrial & Commercial Bank of China, Class H (m)	231
48	Lenovo Group Ltd. (m)	31

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
431		PetroChina Co., Ltd., Class H (m)	530
91		Shui On Land Ltd. (c)	46
74		Tingyi Cayman Islands Holding Corp. (m)	202
38		Yangzijiang Shipbuilding Holdings Ltd. (m)	55
167		Yanzhou Coal Mining Co., Ltd., Class H (m)	485
361		Zhejiang Expressway Co., Ltd., Class H (m)	365

			3,816

		Cyprus — 0.1%
167		Bank of Cyprus Public Co., Ltd. (m)	777
—	(h)	Prosafe Production Public Ltd. (a)	1
—	(h)	ProSafe SE (m)	1

			779

		Denmark — 1.2%
—	(h)	A.P. Moller - Maersk A/S, Class A (m)	319
—	(h)	A.P. Moller - Maersk A/S, Class B (m)	877
8		Carlsberg A/S, Class B (m)	888
1		Coloplast A/S, Class B (c)	179
35		Danske Bank A/S (a) (m)	918
16		DSV A/S (m)	330
31		Novo Nordisk A/S, Class B (m)	3,306
4		Novozymes A/S, Class B (m)	471
2		Tryg A/S (m)	98
15		Vestas Wind Systems A/S (a) (c)	493
1		William Demant Holding A/S (a) (m)	98

			7,977

		Finland — 0.9%
5		Elisa OYJ (c)	106
23		Fortum OYJ (m)	662
3		Kesko OYJ, Class B (m)	131
7		Kone OYJ, Class B (m)	400
7		Metso OYJ (m)	317
6		Neste Oil OYJ (m)	105
196		Nokia OYJ (m)	2,102
6		Nokian Renkaat OYJ (m)	197
3		Orion OYJ, Class B (m)	54
7		Outokumpu OYJ (c)	119
7		Pohjola Bank plc (m)	94
4		Rautaruukki OYJ (c)	73
22		Sampo OYJ, Class A (m)	618
4		Sanoma OYJ (c)	99
30		Stora Enso OYJ, Class R (c)	301
27		UPM-Kymmene OYJ (m)	451
4		Wartsila OYJ (m)	291

			6,120

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		France — 10.4%
10		Accor S.A. (m)	399
2		Aeroports de Paris (m)	170
8		Air France-KLM (a) (m)	153
23		Air Liquide S.A. (m)	3,003
151		Alcatel-Lucent (a) (m)	532
13		Alstom S.A. (m)	677
3		Atos Origin S.A. (a) (m)	136
115		AXA S.A. (m)	2,096
1		BioMerieux (m)	75
63		BNP Paribas (m)	4,580
15		Bouygues S.A. (m)	665
3		Bureau Veritas S.A. (m)	240
10		Cap Gemini S.A. (c)	485
39		Carrefour S.A. (m)	2,117
4		Casino Guichard Perrachon S.A. (m)	341
4		Christian Dior S.A. (m)	603
25		Cie de St-Gobain (m)	1,179
9		Cie Generale de Geophysique-Veritas (a) (m)	216
13		Cie Generale d’Optique Essilor International S.A. (m)	858
10		CNP Assurances (m)	195
10		Compagnie Generale des Etablissements Michelin, Class B	770
61		Credit Agricole S.A. (m)	995
38		Danone (m)	2,427
4		Dassault Systemes S.A. (m)	292
10		Edenred (a) (m)	203
17		EDF S.A. (m)	776
3		Eiffage S.A. (c)	133
—	(h)	Eramet (m)	108
2		Eurazeo (m)	146
7		Eutelsat Communications (m)	248
2		Fonciere Des Regions (m)	181
121		France Telecom S.A. (m)	2,902
82		GDF Suez (m)	3,263
1		Gecina S.A. (m)	147
31		Groupe Eurotunnel S.A. (m)	311
3		Hermes International (m)	733
2		ICADE (m)	166
1		Iliad S.A. (m)	118
2		Imerys S.A. (m)	136
2		Ipsen S.A. (c)	65
4		JCDecaux S.A. (a) (c)	128
6		Klepierre (m)	231
13		Lafarge S.A. (m)	746
8		Lagardere S.C.A. (m)	331

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
9	Legrand S.A. (m)	332
16	L’Oreal S.A. (m)	1,841
16	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,512
4	Metropole Television S.A. (m)	105
57	Natixis (a) (m)	350
2	Neopost S.A. (c)	173
9	PagesJaunes Groupe (m)	94
13	Pernod-Ricard S.A. (m)	1,147
10	Peugeot S.A. (a) (c)	399
5	PPR (m)	815
8	Publicis Groupe S.A. (m)	420
13	Renault S.A. (a) (m)	701
11	Safran S.A. (m)	346
68	Sanofi-Aventis S.A. (m)	4,746
16	Schneider Electric S.A. (m)	2,255
12	SCOR SE (m)	301
1	Societe BIC S.A. (m)	122
42	Societe Generale (m)	2,516
8	Societe Television Francaise 1 (m)	126
6	Sodexo (m)	413
18	Suez Environnement Co. (m)	345
6	Technip S.A. (m)	538
6	Thales S.A. (m)	240
136	Total S.A. (c)	7,429
6	Unibail-Rodamco SE (m)	1,293
7	Vallourec S.A. (m)	737
23	Veolia Environnement (m)	664
28	Vinci S.A. (m)	1,526
80	Vivendi S.A. (m)	2,298

		69,060

	Germany — 12.7%
22	Adidas AG (m)	1,438
48	Allianz SE (m)	5,996
97	BASF SE (m)	7,048
85	Bayer AG (m)	6,323
35	Bayerische Motoren Werke AG (m)	2,544
10	Beiersdorf AG (m)	648
8	Celesio AG (m)	187
74	Commerzbank AG (a) (c)	665
5	Continental AG (a) (m)	452
94	Daimler AG (a) (m)	6,202
66	Deutsche Bank AG (m)	3,782
21	Deutsche Boerse AG (m)	1,486
24	Deutsche Lufthansa AG (a) (m)	511
89	Deutsche Post AG (m)	1,667

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
9	Deutsche Postbank AG (a) (m)	316
289	Deutsche Telekom AG (m)	4,190
187	E.ON AG (m)	5,840
4	Fraport AG Frankfurt Airport Services Worldwide (c)	244
19	Fresenius Medical Care AG & Co. KGaA (m)	1,220
2	Fresenius SE (m)	220
17	GEA Group AG (m)	447
6	Hannover Rueckversicherung AG (m)	315
15	HeidelbergCement AG (m)	765
12	Henkel AG & Co. KGaA (m)	593
5	Hochtief AG (m)	408
114	Infineon Technologies AG (a) (m)	893
15	K+S AG (m)	1,044
18	Linde AG (m)	2,601
11	MAN SE (m)	1,234
7	Merck KGaA (m)	558
13	Metro AG (m)	945
20	Muenchener Rueckversicherungs AG (m)	3,100
1	Puma AG Rudolf Dassler Sport (m)	180
44	RWE AG (m)	3,143
4	Salzgitter AG (m)	309
88	SAP AG (m)	4,595
85	Siemens AG (m)	9,733
7	Suedzucker AG (m)	159
36	ThyssenKrupp AG (m)	1,340
15	TUI AG (a) (c)	170
12	United Internet AG (m)	220
3	Volkswagen AG (c)	404
2	Wacker Chemie AG (m)	336

		84,471

	Greece — 1.0%
129	Alpha Bank AE (a) (m)	852
46	Coca Cola Hellenic Bottling Co. S.A. (m)	1,200
82	EFG Eurobank Ergasias S.A. (a) (m)	506
62	Hellenic Telecommunications Organization S.A. (m)	497
158	National Bank of Greece S.A. (a) (m)	1,734
57	OPAP S.A. (m)	1,074
85	Piraeus Bank S.A. (a) (m)	443
30	Public Power Corp. S.A. (m)	500

		6,806

	Hong Kong — 1.0%
4	ASM Pacific Technology Ltd. (m)	36
32	Bank of East Asia Ltd. (m)	136

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — Continued
118		Belle International Holdings Ltd. (m)	214
78		BOC Hong Kong Holdings Ltd. (m)	244
25		Cathay Pacific Airways Ltd. (m)	67
25		Cheung Kong Holdings Ltd. (m)	384
10		Cheung Kong Infrastructure Holdings Ltd. (m)	42
60		China Mobile Ltd. (m)	617
—	(h)	China Mobile Ltd., ADR (m)	17
1		Chinese Estates Holdings Ltd. (m)	2
40		CLP Holdings Ltd. (m)	328
24		CNOOC Ltd. (m)	50
24		Esprit Holdings Ltd. (m)	130
17		Hang Lung Group Ltd. (m)	113
44		Hang Lung Properties Ltd. (m)	216
16		Hang Seng Bank Ltd. (m)	234
23		Henderson Land Development Co., Ltd. (m)	164
90		Hong Kong & China Gas Co., Ltd. (m)	217
21		Hong Kong Exchanges and Clearing Ltd. (m)	473
29		Hongkong Electric Holdings Ltd. (m)	184
2		Hopewell Highway Infrastructure Ltd. (m)	2
12		Hopewell Holdings Ltd. (m)	37
6		Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	2
39		Hutchison Whampoa Ltd. (m)	388
13		Hysan Development Co., Ltd. (m)	50
15		Kerry Properties Ltd. (m)	83
48		Li & Fung Ltd. (m)	255
13		Lifestyle International Holdings Ltd. (m)	30
46		Link REIT (The) (m)	142
62		Mongolia Energy Co., Ltd. (a) (m)	24
30		MTR Corp. (m)	114
54		New World Development Ltd. (m)	106
78		Noble Group Ltd. (m)	113
18		NWS Holdings Ltd. (m)	43
5		Orient Overseas International Ltd. (m)	42
76		PCCW Ltd. (m)	29
28		Shangri-La Asia Ltd. (m)	63
36		Sino Land Co., Ltd. (m)	76
30		Sun Hung Kai Properties Ltd. (m)	508
16		Swire Pacific Ltd., Class A (m)	234
6		Television Broadcasts Ltd. (m)	30
29		Wharf Holdings Ltd. (m)	193
19		Wheelock & Co., Ltd. (m)	67
4		Wing Hang Bank Ltd. (m)	47
16		Yue Yuen Industrial Holdings Ltd. (m)	56

			6,602

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Hungary — 0.8%
134		Magyar Telekom Telecommunications plc (m)	388
15		MOL Hungarian Oil and Gas plc (a) (m)	1,551
79		OTP Bank plc (a) (m)	2,343
4		Richter Gedeon Nyrt. (m)	932

			5,214

		India — 0.8%
3		Bharat Heavy Electricals Ltd. (m)	145
21		Housing Development Finance Corp., Ltd. (m)	321
7		ICICI Bank Ltd., ADR (m)	391
8		Infosys Technologies Ltd. (m)	552
239		ITC Ltd., GDR (m)	918
5		Larsen & Toubro Ltd., GDR (m)	213
9		Mahindra & Mahindra Ltd. (m)	142
33		NTPC Ltd. (m)	146
7		Oil & Natural Gas Corp., Ltd. (m)	202
12		Ranbaxy Laboratories Ltd., GDR (a) (m)	161
30		Reliance Industries Ltd. (m)	734
6		Reliance Industries Ltd., GDR (e) (m)	273
43		Sterlite Industries India Ltd. (m)	163
4		Sun Pharmaceutical Industries Ltd. (m)	197
3		Tata Power Co., Ltd. (m)	96
122		United Phosphorus Ltd. (m)	547

			5,201

		Ireland — 0.9%
4		Allied Irish Banks plc (a) (m)	2
146		CRH plc (m)	2,514
92		Elan Corp. plc (a) (m)	511
23		Elan Corp. plc, ADR (a) (m)	126
25		Experian plc (m)	295
290		Governor & Co. of the Bank of Ireland (The) (a) (m)	217
7		Grafton Group plc (m)	30
13		James Hardie Industries SE (a) (c)	68
32		Kerry Group plc, Class A (m)	1,164
35		Ryanair Holdings plc (m)	202
14		Shire plc (m)	326
29		WPP plc (m)	338

			5,793

		Israel — 0.7%
50		Bank Hapoalim BM (a) (m)	228
60		Bank Leumi Le-Israel BM (a) (m)	275
88		Bezeq Israeli Telecommunication Corp., Ltd. (m)	231
3		Cellcom Israel Ltd. (m)	93
—	(h)	Delek Group Ltd. (m)	56

SHARES		SECURITY DESCRIPTION	VALUE($)

		Israel — Continued
1		Discount Investment Corp. (m)	30
1		Elbit Systems Ltd. (m)	62
22		Israel Chemicals Ltd. (m)	343
—	(h)	Israel Corp., Ltd. (The) (a) (m)	125
27		Israel Discount Bank Ltd., Class A (a) (m)	56
—	(h)	Koor Industries Ltd. (m)	—	(h)
12		Makhteshim-Agan Industries Ltd. (a) (m)	61
85		Migdal Insurance & Financial Holding Ltd. (m)	177
6		Mizrahi Tefahot Bank Ltd. (m)	58
3		NICE Systems Ltd. (a) (m)	103
3		Ormat Industries (m)	24
4		Partner Communications Co., Ltd. (m)	88
16		Teva Pharmaceutical Industries Ltd. (m)	826
31		Teva Pharmaceutical Industries Ltd., ADR (m)	1,611

			4,447

		Italy — 8.0%
163		A2A S.p.A. (m)	267
212		Assicurazioni Generali S.p.A. (m)	4,641
42		Atlantia S.p.A. (m)	951
21		Autogrill S.p.A. (a) (m)	279
102		Banca Carige S.p.A. (m)	246
396		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	558
71		Banca Popolare di Milano Scarl (m)	330
114		Banco Popolare SC (m)	614
11		Beni Stabili S.p.A. (a) (m)	11
1,142		Enel S.p.A. (m)	6,525
452		ENI S.p.A. (m)	10,185
11		Exor S.p.A. (m)	293
138		Fiat S.p.A. (m)	2,341
74		Finmeccanica S.p.A. (m)	1,037
1,385		Intesa Sanpaolo S.p.A. (m)	4,871
167		Intesa Sanpaolo S.p.A. (m)	457
20		Luxottica Group S.p.A. (m)	578
122		Mediaset S.p.A. (m)	902
85		Mediobanca S.p.A. (a) (m)	877
39		Mediolanum S.p.A. (c)	182
282		Parmalat S.p.A. (m)	775
42		Pirelli & C. S.p.A. (m)	363
42		Prelios S.p.A. (a) (m)	25
32		Prysmian S.p.A. (m)	626
46		Saipem S.p.A. (m)	2,053
215		Snam Rete Gas S.p.A. (m)	1,167
1		Telecom Italia Media S.p.A. (a) (m)	—	(h)
1,668		Telecom Italia S.p.A. (m)	2,560
996		Telecom Italia S.p.A. RNC (m)	1,222

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Italy — Continued
191		Terna Rete Elettrica Nazionale S.p.A. (m)	882
2,296		UniCredit S.p.A. (m)	5,986
105		UniCredit S.p.A.	273
114		Unione di Banche Italiane ScpA (c)	1,199

			53,276

		Japan — 17.3%
19		77 Bank Ltd. (The) (m)	88
2		ABC-Mart, Inc. (m)	54
2		Acom Co., Ltd. (c)	19
9		Advantest Corp. (m)	164
32		Aeon Co., Ltd. (m)	381
4		Aeon Credit Service Co., Ltd. (m)	50
4		Aeon Mall Co., Ltd. (m)	103
8		Aiful Corp. (a) (c)	5
7		Air Water, Inc. (m)	82
10		Aisin Seiki Co., Ltd. (m)	313
35		Ajinomoto Co., Inc. (m)	334
2		Alfresa Holdings Corp. (m)	84
46		All Nippon Airways Co., Ltd. (a) (m)	174
18		Amada Co., Ltd. (m)	119
21		Aozora Bank Ltd. (m)	35
5		Arrk Corp. (a) (m)	5
20		Asahi Breweries Ltd. (m)	412
48		Asahi Glass Co., Ltd. (m)	464
67		Asahi Kasei Corp. (m)	397
9		Asics Corp. (m)	97
22		Astellas Pharma, Inc. (m)	818
18		Bank of Kyoto Ltd. (The) (m)	161
66		Bank of Yokohama Ltd. (The) (m)	323
4		Benesse Holdings, Inc. (m)	186
35		Bridgestone Corp. (m)	619
13		Brother Industries Ltd. (m)	161
3		Canon Marketing Japan, Inc. (m)	31
59		Canon, Inc. (m)	2,715
12		Casio Computer Co., Ltd. (c)	85
—	(h)	Central Japan Railway Co. (m)	605
40		Chiba Bank Ltd. (The) (m)	246
9		Chiyoda Corp. (m)	75
35		Chubu Electric Power Co., Inc. (m)	873
12		Chugai Pharmaceutical Co., Ltd. (m)	209
9		Chugoku Bank Ltd. (The) (m)	104
16		Chugoku Electric Power Co., Inc. (The) (m)	312
51		Chuo Mitsui Trust Holdings, Inc. (m)	185
13		Citizen Holdings Co., Ltd. (m)	76
3		Coca-Cola West Co., Ltd. (m)	51

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
32		Cosmo Oil Co., Ltd. (m)	86
8		Credit Saison Co., Ltd. (m)	107
25		Dai Nippon Printing Co., Ltd. (m)	320
15		Daicel Chemical Industries Ltd. (m)	107
16		Daido Steel Co., Ltd. (m)	82
10		Daihatsu Motor Co., Ltd. (m)	135
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	512
33		Daiichi Sankyo Co., Ltd. (m)	704
12		Daikin Industries Ltd. (m)	428
1		Dainippon Screen Manufacturing Co., Ltd. (a) (m)	6
8		Dainippon Sumitomo Pharma Co., Ltd. (m)	71
4		Daito Trust Construction Co., Ltd. (m)	244
25		Daiwa House Industry Co., Ltd. (m)	273
88		Daiwa Securities Group, Inc. (m)	360
4		Dena Co., Ltd. (m)	114
26		Denki Kagaku Kogyo KK (m)	116
26		Denso Corp. (m)	802
9		Dentsu, Inc. (m)	212
1		DIC Corp. (m)	2
14		Dowa Holdings Co., Ltd. (m)	83
17		East Japan Railway Co. (m)	1,056
13		Eisai Co., Ltd. (m)	458
6		Electric Power Development Co., Ltd. (m)	184
10		Elpida Memory, Inc. (a) (c)	102
4		FamilyMart Co., Ltd. (m)	126
10		Fanuc Ltd. (m)	1,411
3		Fast Retailing Co., Ltd. (m)	370
31		Fuji Electric Holdings Co., Ltd. (m)	74
31		Fuji Heavy Industries Ltd. (m)	214
—	(h)	Fuji Media Holdings, Inc. (m)	25
25		FUJIFILM Holdings Corp. (m)	828
91		Fujitsu Ltd. (m)	622
41		Fukuoka Financial Group, Inc. (m)	158
32		Furukawa Electric Co., Ltd. (m)	120
21		GS Yuasa Corp. (c)	140
22		Gunma Bank Ltd. (The) (m)	109
22		Hachijuni Bank Ltd. (The) (m)	113
1		Hakuhodo DY Holdings, Inc. (m)	53
3		Hamamatsu Photonics KK (m)	107
62		Hankyu Hanshin Holdings, Inc. (c)	297
14		Hino Motors Ltd. (m)	60
2		Hirose Electric Co., Ltd. (m)	178
27		Hiroshima Bank Ltd. (The) (m)	110
4		Hisamitsu Pharmaceutical Co., Inc. (m)	147
5		Hitachi Chemical Co., Ltd. (m)	98

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
6		Hitachi Construction Machinery Co., Ltd. (m)	117
4		Hitachi High-Technologies Corp. (m)	72
227		Hitachi Ltd. (m)	1,026
9		Hitachi Metals Ltd. (m)	102
10		Hokkaido Electric Power Co., Inc. (m)	202
66		Hokuhoku Financial Group, Inc. (m)	123
10		Hokuriku Electric Power Co. (m)	235
86		Honda Motor Co., Ltd. (m)	3,108
21		Hoya Corp. (m)	493
7		Ibiden Co., Ltd. (m)	175
1		Idemitsu Kosan Co., Ltd. (m)	101
71		IHI Corp. (m)	135
—	(h)	Inpex Corp. (m)	547
16		Isetan Mitsukoshi Holdings Ltd. (m)	171
62		Isuzu Motors Ltd. (m)	238
3		Ito En Ltd. (c)	43
80		ITOCHU Corp. (m)	700
2		Itochu Techno-Solutions Corp. (m)	56
13		Iyo Bank Ltd. (The) (m)	97
27		J. Front Retailing Co., Ltd. (m)	139
2		Jafco Co., Ltd. (m)	32
1		Japan Petroleum Exploration Co. (m)	53
—	(h)	Japan Prime Realty Investment Corp. (m)	80
—	(h)	Japan Real Estate Investment Corp. (m)	250
—	(h)	Japan Retail Fund Investment Corp. (m)	131
17		Japan Steel Works Ltd. (The) (m)	162
—	(h)	Japan Tobacco, Inc. (m)	743
24		JFE Holdings, Inc. (m)	759
11		JGC Corp. (m)	208
34		Joyo Bank Ltd. (The) (m)	148
14		JS Group Corp. (m)	265
10		JSR Corp. (m)	166
10		JTEKT Corp. (m)	103
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	140
118		JX Holdings, Inc. (m)	697
43		Kajima Corp. (m)	100
13		Kamigumi Co., Ltd. (m)	105
16		Kaneka Corp. (m)	98
40		Kansai Electric Power Co., Inc. (The) (m)	1,021
11		Kansai Paint Co., Ltd. (c)	103
27		Kao Corp. (m)	681
76		Kawasaki Heavy Industries Ltd. (m)	210
36		Kawasaki Kisen Kaisha Ltd. (m)	140
—	(h)	KDDI Corp. (m)	830
20		Keikyu Corp. (m)	191

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
30	Keio Corp. (m)	210
14	Keisei Electric Railway Co., Ltd. (m)	93
2	Keyence Corp. (m)	545
9	Kikkoman Corp. (m)	95
7	Kinden Corp. (m)	62
88	Kintetsu Corp. (c)	277
41	Kirin Holdings Co., Ltd. (m)	558
133	Kobe Steel Ltd. (m)	292
5	Koito Manufacturing Co., Ltd. (m)	65
50	Komatsu Ltd. (m)	1,231
5	Konami Corp. (m)	88
24	Konica Minolta Holdings, Inc. (m)	237
61	Kubota Corp. (m)	543
19	Kuraray Co., Ltd. (m)	265
6	Kurita Water Industries Ltd. (m)	155
8	Kyocera Corp. (m)	804
15	Kyowa Hakko Kirin Co., Ltd. (m)	143
21	Kyushu Electric Power Co., Inc. (m)	488
3	Lawson, Inc. (m)	145
1	Mabuchi Motor Co., Ltd. (m)	69
6	Makita Corp. (m)	202
88	Marubeni Corp. (m)	552
12	Marui Group Co., Ltd. (m)	95
3	Maruichi Steel Tube Ltd. (m)	57
5	Matsui Securities Co., Ltd. (m)	29
78	Mazda Motor Corp. (m)	198
3	McDonald’s Holdings Co., Japan Ltd. (m)	86
8	Medipal Holdings Corp. (m)	91
4	MEIJI Holdings Co., Ltd. (m)	174
19	Minebea Co., Ltd. (m)	103
65	Mitsubishi Chemical Holdings Corp. (m)	334
72	Mitsubishi Corp. (m)	1,740
104	Mitsubishi Electric Corp. (m)	971
60	Mitsubishi Estate Co., Ltd. (m)	1,057
21	Mitsubishi Gas Chemical Co., Inc. (m)	129
146	Mitsubishi Heavy Industries Ltd. (m)	532
3	Mitsubishi Logistics Corp. (m)	33
60	Mitsubishi Materials Corp. (a) (m)	189
204	Mitsubishi Motors Corp. (a) (c)	242
12	Mitsubishi Tanabe Pharma Corp. (m)	196
664	Mitsubishi UFJ Financial Group, Inc. (m)	3,082
3	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	106
89	Mitsui & Co., Ltd. (m)	1,405
43	Mitsui Chemicals, Inc. (m)	126
35	Mitsui Engineering & Shipbuilding Co., Ltd. (m)	80

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
42		Mitsui Fudosan Co., Ltd. (m)	789
28		Mitsui Mining & Smelting Co., Ltd. (m)	84
61		Mitsui OSK Lines Ltd. (m)	391
4		Mitsumi Electric Co., Ltd. (m)	66
1,022		Mizuho Financial Group, Inc. (m)	1,482
31		Mizuho Securities Co., Ltd. (m)	66
73		Mizuho Trust & Banking Co., Ltd. (a) (m)	65
29		MS&AD Insurance Group Holdings (m)	685
10		Murata Manufacturing Co., Ltd. (m)	556
10		Namco Bandai Holdings, Inc. (m)	92
139		NEC Corp. (m)	386
14		NGK Insulators Ltd. (m)	207
8		NGK Spark Plug Co., Ltd. (m)	118
7		NHK Spring Co., Ltd. (m)	59
5		Nidec Corp. (m)	519
17		Nikon Corp. (m)	327
5		Nintendo Co., Ltd. (m)	1,326
—	(h)	Nippon Building Fund, Inc. (m)	265
18		Nippon Electric Glass Co., Ltd. (m)	231
47		Nippon Express Co., Ltd. (m)	186
9		Nippon Meat Packers, Inc. (m)	108
5		Nippon Paper Group, Inc. (m)	129
36		Nippon Sheet Glass Co., Ltd. (m)	79
252		Nippon Steel Corp. (m)	793
28		Nippon Telegraph & Telephone Corp. (m)	1,240
69		Nippon Yusen KK (m)	290
36		Nishi-Nippon City Bank Ltd. (The) (m)	98
8		Nissan Chemical Industries Ltd. (m)	87
125		Nissan Motor Co., Ltd. (m)	1,101
2		Nissha Printing Co., Ltd. (c)	35
11		Nisshin Seifun Group, Inc. (m)	130
33		Nisshin Steel Co., Ltd. (m)	60
7		Nisshinbo Holdings, Inc. (m)	68
4		Nissin Foods Holdings Co., Ltd. (m)	130
2		Nitori Holdings Co., Ltd. (m)	171
9		Nitto Denko Corp. (m)	324
75		NKSJ Holdings, Inc. (a) (m)	513
6		NOK Corp. (m)	104
178		Nomura Holdings, Inc. (m)	916
5		Nomura Real Estate Holdings, Inc. (m)	72
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	86
5		Nomura Research Institute Ltd. (m)	100
22		NSK Ltd. (m)	169
26		NTN Corp. (m)	116
—	(h)	NTT Data Corp. (m)	203

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
1		NTT DoCoMo, Inc. (m)	1,374
—	(h)	NTT Urban Development Corp. (m)	59
35		Obayashi Corp. (m)	144
—	(h)	Obic Co., Ltd. (m)	60
33		Odakyu Electric Railway Co., Ltd. (m)	304
44		OJI Paper Co., Ltd. (m)	204
11		Olympus Corp. (m)	298
10		Omron Corp. (m)	241
5		Ono Pharmaceutical Co., Ltd. (m)	200
1		Onward Holdings Co., Ltd. (m)	7
2		Oracle Corp. Japan (m)	88
3		Oriental Land Co., Ltd. (m)	257
5		ORIX Corp. (m)	500
104		Osaka Gas Co., Ltd. (m)	393
1		Otsuka Corp. (m)	51
100		Panasonic Corp. (m)	1,460
1		Pioneer Corp. (a) (m)	3
—	(h)	Promise Co., Ltd. (c)	—	(h)
—	(h)	Rakuten, Inc. (m)	293
32		Resona Holdings, Inc. (c)	255
32		Ricoh Co., Ltd. (m)	449
2		Rinnai Corp. (m)	116
5		Rohm Co., Ltd. (m)	318
3		Sankyo Co., Ltd. (m)	149
4		Santen Pharmaceutical Co., Ltd. (m)	138
19		Sapporo Hokuyo Holdings, Inc. (m)	77
15		Sapporo Holdings Ltd. (m)	60
1		SBI Holdings, Inc. (m)	132
10		Secom Co., Ltd. (m)	458
11		Sega Sammy Holdings, Inc. (m)	173
7		Seiko Epson Corp. (m)	113
24		Sekisui Chemical Co., Ltd. (m)	152
25		Sekisui House Ltd. (m)	238
35		Senshu Ikeda Holdings, Inc. (m)	46
40		Seven & I Holdings Co., Ltd. (m)	926
—	(h)	Seven Bank Ltd. (m)	65
53		Sharp Corp. (m)	524
9		Shikoku Electric Power Co., Inc. (m)	278
13		Shimadzu Corp. (m)	98
1		Shimamura Co., Ltd. (m)	115
4		Shimano, Inc. (m)	179
31		Shimizu Corp. (m)	118
21		Shin-Etsu Chemical Co., Ltd. (m)	1,047
4		Shinko Electric Industries Co., Ltd. (m)	38
40		Shinsei Bank Ltd. (a) (c)	32

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
16		Shionogi & Co., Ltd. (m)	274
18		Shiseido Co., Ltd. (m)	374
32		Shizuoka Bank Ltd. (The) (m)	277
78		Showa Denko KK (m)	143
9		Showa Shell Sekiyu KK (m)	77
3		SMC Corp. (m)	382
42		Softbank Corp. (m)	1,336
63		Sojitz Corp. (m)	116
52		Sony Corp. (m)	1,756
—	(h)	Sony Financial Holdings, Inc. (m)	170
4		Square Enix Holdings Co., Ltd. (m)	73
8		Stanley Electric Co., Ltd. (m)	134
6		Sumco Corp. (a)	94
85		Sumitomo Chemical Co., Ltd. (m)	369
60		Sumitomo Corp. (m)	756
36		Sumitomo Electric Industries Ltd. (m)	459
30		Sumitomo Heavy Industries Ltd. (m)	169
178		Sumitomo Metal Industries Ltd. (m)	414
28		Sumitomo Metal Mining Co., Ltd. (m)	447
69		Sumitomo Mitsui Financial Group, Inc. (m)	2,071
19		Sumitomo Realty & Development Co., Ltd. (m)	420
9		Sumitomo Rubber Industries Ltd. (m)	101
75		Sumitomo Trust & Banking Co., Ltd. (The) (m)	412
12		Suruga Bank Ltd. (m)	106
4		Suzuken Co., Ltd. (m)	113
17		Suzuki Motor Corp. (m)	425
2		Sysmex Corp. (m)	117
14		T&D Holdings, Inc. (m)	293
41		Taiheiyo Cement Corp. (a) (m)	44
55		Taisei Corp. (m)	118
7		Taisho Pharmaceutical Co., Ltd. (m)	145
15		Taiyo Nippon Sanso Corp. (m)	120
14		Takashimaya Co., Ltd. (m)	106
40		Takeda Pharmaceutical Co., Ltd. (m)	1,870
—	(h)	Takefuji Corp. (m)	—	(h)
7		TDK Corp. (m)	379
48		Teijin Ltd. (m)	177
9		Terumo Corp. (m)	450
7		THK Co., Ltd. (m)	129
43		Tobu Railway Co., Ltd. (m)	243
6		Toho Co., Ltd. (m)	86
21		Toho Gas Co., Ltd. (m)	111
22		Tohoku Electric Power Co., Inc. (m)	504
37		Tokio Marine Holdings, Inc. (m)	1,032
16		Tokuyama Corp. (m)	88

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
65		Tokyo Electric Power Co., Inc. (The) (m)	1,555
8		Tokyo Electron Ltd. (m)	458
138		Tokyo Gas Co., Ltd. (m)	649
5		Tokyo Steel Manufacturing Co., Ltd. (m)	50
20		Tokyo Tatemono Co., Ltd. (m)	81
60		Tokyu Corp. (m)	269
23		Tokyu Land Corp. (m)	103
16		TonenGeneral Sekiyu KK (m)	143
30		Toppan Printing Co., Ltd. (m)	243
68		Toray Industries, Inc. (m)	395
202		Toshiba Corp. (m)	1,010
29		Tosoh Corp. (m)	77
14		TOTO Ltd. (m)	95
8		Toyo Seikan Kaisha Ltd. (m)	142
5		Toyo Suisan Kaisha Ltd. (m)	107
4		Toyobo Co., Ltd. (m)	7
4		Toyoda Gosei Co., Ltd. (m)	81
4		Toyota Boshoku Corp. (m)	64
10		Toyota Industries Corp. (m)	276
144		Toyota Motor Corp. (m)	5,097
11		Toyota Tsusho Corp. (m)	166
5		Trend Micro, Inc. (m)	153
3		Tsumura & Co. (m)	95
54		Ube Industries Ltd. (m)	133
6		Unicharm Corp. (m)	245
5		Uniden Corp. (a) (m)	10
10		UNY Co., Ltd. (m)	83
6		Ushio, Inc. (m)	93
1		USS Co., Ltd. (m)	88
—	(h)	West Japan Railway Co. (m)	330
1		Yahoo! Japan Corp. (m)	262
5		Yakult Honsha Co., Ltd. (m)	155
4		Yamada Denki Co., Ltd. (m)	290
11		Yamaguchi Financial Group, Inc. (m)	100
8		Yamaha Corp. (m)	99
14		Yamaha Motor Co., Ltd. (a) (m)	221
21		Yamato Holdings Co., Ltd. (m)	265
2		Yamato Kogyo Co., Ltd. (m)	59
7		Yamazaki Baking Co., Ltd. (m)	81
13		Yaskawa Electric Corp. (m)	101
10		Yokogawa Electric Corp. (m)	65

			115,337

		Luxembourg — 0.7%
58		ArcelorMittal (m)	1,863
3		Millicom International Cellular S.A. (m)	246

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Luxembourg — Continued
20	SES S.A. FDR (m)	507
83	Tenaris S.A. (m)	1,728

		4,344

	Macau — 0.0% (g)
52	Sands China Ltd. (a) (m)	112
32	Wynn Macau Ltd. (a) (m)	70

		182

	Mexico — 0.8%
21	Alfa S.A.B. de C.V., Class A (m)	174
728	America Movil S.A.B. de C.V., Series L (c)	2,087
285	Cemex S.A.B. de C.V. (a) (m)	251
103	Fomento Economico Mexicano S.A.B. de C.V. (m)	567
4	Fresnillo plc (m)	89
20	Grupo Carso S.A.B. de C.V., Series A1 (m)	114
187	Grupo Mexico S.A.B. de C.V., Class B (m)	617
28	Grupo Modelo S.A.B. de C.V., Series C (m)	155
119	Grupo Televisa S.A. (m)	533
31	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	192
77	Telefonos de Mexico S.A.B. de C.V., Class A (m)	58
91	Telefonos de Mexico S.A.B. de C.V., Class L (m)	70
237	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	649

		5,556

	Netherlands — 3.9%
113	Aegon N.V. (a) (m)	718
17	Akzo Nobel N.V. (c)	1,003
30	ASML Holding N.V. (m)	983
4	Corio N.V. (m)	311
5	Delta Lloyd N.V. (m)	108
27	European Aeronautic Defence and Space Co., N.V. (a) (m)	700
5	Fugro N.V. CVA (m)	342
8	Heineken Holding N.V. (m)	348
18	Heineken N.V. (m)	921
278	ING Groep N.V. CVA (a) (m)	2,972
79	Koninklijke Ahold N.V. (m)	1,094
5	Koninklijke Boskalis Westminster N.V. (m)	203
11	Koninklijke DSM N.V. (c)	605
111	Koninklijke KPN N.V. (m)	1,861
71	Koninklijke Philips Electronics N.V. (m)	2,168
4	Koninklijke Vopak N.V. (m)	209
24	QIAGEN N.V. (a) (m)	453
8	Randstad Holding N.V. (a) (m)	382

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
50	Reed Elsevier N.V. (m)	656
87	Royal Dutch Shell plc, Class A (m)	2,821
65	Royal Dutch Shell plc, Class B (m)	2,068
12	SBM Offshore N.V. (m)	243
27	TNT N.V. (m)	720
115	Unilever N.V. CVA (m)	3,415
20	Wolters Kluwer N.V. (m)	453

		25,757

	New Zealand — 0.4%
246	Auckland International Airport Ltd. (m)	394
81	Contact Energy Ltd. (a) (m)	362
163	Fletcher Building Ltd. (m)	1,019
155	Sky City Entertainment Group Ltd. (m)	357
479	Telecom Corp. of New Zealand Ltd. (m)	748

		2,880

	Norway — 1.4%
20	Aker Solutions ASA (m)	306
120	DnB NOR ASA (m)	1,646
109	Norsk Hydro ASA (m)	668
1	Norske Skogindustrier ASA (a) (m)	1
95	Orkla ASA (m)	918
60	Renewable Energy Corp. ASA (a) (m)	209
136	Statoil ASA (m)	2,970
98	Telenor ASA (m)	1,576
23	Yara International ASA (m)	1,228

		9,522

	Philippines — 0.8%
42	Ayala Corp. (m)	396
1,733	Ayala Land, Inc. (m)	676
77	Banco de Oro Unibank, Inc. (m)	110
410	Bank of the Philippine Islands (m)	560
1,821	Energy Development Corp. (m)	254
7	Globe Telecom, Inc. (m)	144
66	Jollibee Foods Corp. (m)	136
176	Manila Electric Co. (m)	904
73	Metropolitan Bank & Trust (m)	132
14	Philippine Long Distance Telephone Co. (m)	847
11	SM Investments Corp. (m)	136
2,630	SM Prime Holdings, Inc. (m)	732

		5,027

	Portugal — 0.9%
566	Banco Comercial Portugues S.A. (c)	515
106	Banco Espirito Santo S.A. (m)	525

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Portugal — Continued
37	Brisa Auto-Estradas de Portugal S.A. (m)	280
40	Cimpor Cimentos de Portugal SGPS S.A. (m)	280
352	EDP — Energias de Portugal S.A. (m)	1,346
49	Galp Energia SGPS S.A., Class B (m)	942
44	Jeronimo Martins SGPS S.A. (m)	665
118	Portugal Telecom SGPS S.A. (m)	1,708

		6,261

	Singapore — 0.7%
39	Ascendas REIT (m)	62
68	CapitaLand Ltd. (m)	205
58	CapitaMall Trust (m)	89
37	CapitaMalls Asia Ltd. (m)	61
15	City Developments Ltd. (m)	149
49	ComfortDelgro Corp., Ltd. (m)	56
27	Cosco Corp. Singapore Ltd. (m)	39
46	DBS Group Holdings Ltd. (m)	495
27	Fraser and Neave Ltd. (m)	131
161	Genting Singapore plc (a) (c)	271
180	Golden Agri-Resources Ltd. (m)	91
3	Jardine Cycle & Carriage Ltd. (m)	95
34	Keppel Corp., Ltd. (m)	263
19	Keppel Land Ltd. (m)	65
1	K-Green Trust (a) (m)	1
25	Neptune Orient Lines Ltd. (a) (m)	41
32	Olam International Ltd. (m)	78
65	Oversea-Chinese Banking Corp., Ltd. (m)	456
1	SATS Ltd. (m)	2
26	SembCorp Industries Ltd. (m)	92
22	SembCorp Marine Ltd. (m)	78
11	Singapore Airlines Ltd. (m)	137
23	Singapore Exchange Ltd. (m)	157
40	Singapore Press Holdings Ltd. (m)	129
44	Singapore Technologies Engineering Ltd. (m)	113
212	Singapore Telecommunications Ltd. (m)	507
15	StarHub Ltd. (m)	31
29	United Overseas Bank Ltd. (m)	416
13	UOL Group Ltd. (m)	45
50	Wilmar International Ltd. (m)	248

		4,603

	South Africa — 0.8%
9	ABSA Group Ltd. (m)	169
1	Anglo Platinum Ltd. (a) (m)	102
6	AngloGold Ashanti Ltd. (m)	299
9	Bidvest Group Ltd. (m)	187

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Africa — Continued
98		FirstRand Ltd. (m)	287
17		Gold Fields Ltd. (m)	262
17		Impala Platinum Holdings Ltd. (m)	476
51		MTN Group Ltd. (m)	913
11		Naspers Ltd., Class N (m)	579
34		Pretoria Portland Cement Co., Ltd. (m)	162
64		Sanlam Ltd. (m)	241
18		Sasol Ltd. (m)	795
13		Shoprite Holdings Ltd. (m)	177
22		Standard Bank Group Ltd. (m)	325
41		Steinhoff International Holdings Ltd. (a) (m)	127
6		Tiger Brands Ltd. (m)	153

			5,254

		South Korea — 0.8%
2		Daelim Industrial Co., Ltd. (m)	171
7		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	179
1		Hite Brewery Co., Ltd. (m)	60
7		Hynix Semiconductor, Inc. (a) (m)	143
4		Hyundai Mobis (m)	1,004
1		Hyundai Motor Co. (m)	183
4		KB Financial Group, Inc. (m)	174
2		LG Chem Ltd. (m)	687
4		LG Electronics, Inc. (m)	376
1		POSCO (m)	612
1		Samsung Electronics Co., Ltd. (m)	760
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	348
3		Shinhan Financial Group Co., Ltd. (m)	127
—	(h)	Shinsegae Co., Ltd. (m)	196
1		SK Energy Co., Ltd. (m)	105
1		SK Telecom Co., Ltd. (m)	122

			5,247

		Spain — 6.2%
31		Abertis Infraestructuras S.A. (c)	607
3		Acciona S.A. (c)	229
10		Acerinox S.A. (m)	164
15		ACS Actividades de Construccion y Servicios S.A. (c)	766
369		Banco Bilbao Vizcaya Argentaria S.A. (m)	4,863
98		Banco de Sabadell S.A. (c)	479
22		Banco de Valencia S.A. (c)	125
90		Banco Popular Espanol S.A. (c)	583
839		Banco Santander S.A. (m)	10,766
29		Bankinter S.A. (c)	194
87		Criteria Caixacorp S.A. (m)	494

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Spain — Continued
44		EDP Renovaveis S.A. (a) (m)	254
16		Enagas (m)	353
45		Ferrovial S.A. (m)	514
4		Fomento de Construcciones y Contratas S.A. (c)	107
20		Gamesa Corp. Tecnologica S.A. (a) (m)	138
24		Gas Natural SDG S.A. (m)	346
9		Gestevision Telecinco S.A. (c)	110
14		Grifols S.A. (c)	234
75		Iberdrola Renovables S.A. (m)	254
406		Iberdrola S.A. (m)	3,432
49		Iberia Lineas Aereas de Espana S.A. (a) (m)	215
21		Inditex S.A. (c)	1,781
9		Indra Sistemas S.A. (c)	180
76		Mapfre S.A. (m)	254
10		Red Electrica Corp. S.A. (m)	506
72		Repsol YPF S.A. (m)	2,006
410		Telefonica S.A.	11,083
14		Zardoya Otis S.A. (m)	226

			41,263

		Sweden — 1.6%
12		Alfa Laval AB (m)	201
11		Assa Abloy AB, Class B (m)	277
23		Atlas Copco AB, Class A (m)	484
14		Atlas Copco AB, Class B (m)	258
9		Boliden AB (m)	148
8		Electrolux AB, Series B (m)	202
7		Getinge AB, Class B (m)	147
34		Hennes & Mauritz AB, Class B (m)	1,209
7		Hexagon AB, Class B (c)	137
2		Holmen AB, Class B (m)	54
12		Husqvarna AB, Class B (m)	82
16		Investor AB, Class B (m)	326
7		Kinnevik Investment AB, Class B (m)	150
—	(h)	Loomis AB, Class B (m)	4
2		Modern Times Group AB, Class B (m)	125
1		Niscayah Group AB (m)	1
112		Nordea Bank AB (m)	1,231
5		Ratos AB, Class B (m)	163
35		Sandvik AB (m)	524
11		Scania AB, Class B (m)	235
9		Securitas AB, Class B (m)	98
49		Skandinaviska Enskilda Banken AB, Class A (m)	377
14		Skanska AB, Class B (m)	263
13		SKF AB, Class B (m)	348
5		SSAB AB, Class A (m)	73

SHARES		SECURITY DESCRIPTION	VALUE($)

		Sweden — Continued
4		SSAB AB, Class B (m)	47
20		Svenska Cellulosa AB, Class B (m)	305
17		Svenska Handelsbanken AB, Class A (m)	556
24		Swedbank AB, Class A (a) (m)	340
7		Swedish Match AB (m)	194
9		Tele2 AB, Class B (m)	192
104		Telefonaktiebolaget LM Ericsson, Class B (m)	1,148
69		TeliaSonera AB (m)	579
38		Volvo AB, Class B (a) (m)	508

			10,986

		Switzerland — 2.1%
35		ABB Ltd. (a) (m)	720
2		Actelion Ltd. (a) (m)	88
2		Adecco S.A. (m)	115
1		Aryzta AG (m)	50
—	(h)	Aryzta AG (m)	8
1		Baloise Holding AG (m)	76
8		Cie Financiere Richemont S.A., Class A (m)	414
18		Credit Suisse Group AG (m)	735
4		GAM Holding AG (a) (m)	55
1		Geberit AG (m)	122
—	(h)	Givaudan S.A. (m)	135
4		Holcim Ltd. (m)	240
3		Julius Baer Group Ltd. (m)	141
1		Kuehne & Nagel International AG (m)	77
—	(h)	Lindt & Spruengli AG (m)	29
3		Logitech International S.A. (a) (c)	57
1		Lonza Group AG (m)	64
53		Nestle S.A. (m)	2,885
2		Nobel Biocare Holding AG (c)	33
32		Novartis AG (m)	1,849
1		Pargesa Holding S.A. (m)	58
11		Roche Holding AG (m)	1,623
—	(h)	Schindler Holding AG (m)	47
—	(h)	Schindler Holding AG (c)	11
—	(h)	SGS S.A. (m)	146
—	(h)	Sika AG (m)	71
—	(h)	Sonova Holding AG (c)	50
42		STMicroelectronics N.V. (m)	369
—	(h)	Straumann Holding AG (m)	48
—	(h)	Sulzer AG (m)	2
—	(h)	Swatch Group AG (The) (m)	184
1		Swatch Group AG (The) (m)	54
—	(h)	Swiss Life Holding AG (a) (m)	61
6		Swiss Reinsurance Co., Ltd. (m)	267

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — Continued
—	(h)	Swisscom AG (m)	58
2		Syngenta AG (m)	421
57		UBS AG (a) (m)	973
50		Xstrata plc (m)	965
2		Zurich Financial Services AG (m)	572

			13,873

		Taiwan — 0.7%
34		Asustek Computer, Inc. (m)	276
168		Cathay Financial Holding Co., Ltd. (m)	256
61		Chimei Innolux Corp. (a) (m)	82
394		China Steel Corp. (m)	399
183		Far Eastern New Century Corp. (m)	263
205		Hon Hai Precision Industry Co., Ltd. (m)	777
29		MediaTek, Inc. (m)	366
43		Nan Ya Plastics Corp. (m)	96
105		Pegatron Corp. (a) (m)	142
173		Quanta Computer, Inc. (m)	318
703		Taishin Financial Holding Co., Ltd. (a) (m)	308
133		Taiwan Mobile Co., Ltd. (m)	297
491		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,011
234		United Microelectronics Corp. (m)	112

			4,703

		Thailand — 0.7%
90		Advanced Info Service PCL (m)	271
136		Bangkok Bank PCL (m)	702
15		Banpu PCL (m)	378
30		Electricity Generating PCL (m)	98
183		Kasikornbank PCL (m)	769
284		Krung Thai Bank PCL (m)	160
75		PTT Aromatics & Refining PCL (m)	75
18		PTT Chemical PCL (m)	86
113		PTT Exploration & Production PCL (m)	647
65		PTT PCL (m)	651
60		Siam Cement PCL (m)	661
115		Siam Commercial Bank PCL (m)	395
25		Thai Oil PCL (m)	44

			4,937

		Turkey — 0.9%
150		Akbank TAS (m)	928
64		Aksigorta A.S. (m)	99
32		Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	511
106		Eregli Demir ve Celik Fabrikalari TAS (a) (m)	391
31		Haci Omer Sabanci Holding A.S. (m)	166

SHARES		SECURITY DESCRIPTION	VALUE($)

		Turkey — Continued
19		Tupras Turkiye Petrol Rafinerileri A.S. (m)	494
77		Turkcell Iletisim Hizmet A.S. (m)	549
244		Turkiye Garanti Bankasi A.S. (m)	1,474
172		Turkiye Is Bankasi, Class C (m)	763
89		Yapi ve Kredi Bankasi A.S. (a) (m)	336

			5,711

		United Kingdom — 7.4%
24		3i Group plc (m)	115
5		Admiral Group plc (m)	129
6		Aggreko plc (m)	162
8		AMEC plc (m)	143
32		Anglo American plc (m)	1,486
10		Antofagasta plc (m)	206
33		ARM Holdings plc (m)	195
9		Associated British Foods plc (m)	148
35		AstraZeneca plc (m)	1,762
5		Autonomy Corp. plc (a) (m)	125
70		Aviva plc (m)	444
9		Babcock International Group plc (m)	84
81		BAE Systems plc (m)	445
17		Balfour Beatty plc (m)	75
278		Barclays plc (m)	1,221
82		BG Group plc (m)	1,597
53		BHP Billiton plc (m)	1,892
456		BP plc (m)	3,101
14		British Airways plc (a) (c)	60
49		British American Tobacco plc (m)	1,854
21		British Land Co. plc (m)	175
28		British Sky Broadcasting Group plc (m)	319
192		BT Group plc (m)	473
8		Bunzl plc (m)	96
11		Burberry Group plc (m)	175
64		Cable & Wireless Worldwide plc (m)	72
35		Cairn Energy plc (a) (m)	214
15		Capita Group plc (The) (m)	189
12		Capital Shopping Centres Group plc (m)	71
4		Carnival plc (m)	187
123		Centrica plc (m)	653
28		Cobham plc (m)	105
47		Compass Group plc (m)	384
61		Diageo plc (m)	1,120
—	(h)	Drax Group plc (m)	—	(h)
6		Eurasian Natural Resources Corp. plc (m)	89
12		Firstgroup plc (m)	78
35		G4S plc (m)	146

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United Kingdom — Continued
126		GlaxoSmithKline plc (m)	2,465
17		Hammerson plc (m)	117
22		Home Retail Group plc (m)	76
428		HSBC Holdings plc (m)	4,455
14		ICAP plc (m)	101
—	(h)	IMI plc (m)	—	(h)
24		Imperial Tobacco Group plc (m)	784
11		Inmarsat plc (m)	113
7		Intercontinental Hotels Group plc (m)	139
38		International Power plc (m)	252
4		Intertek Group plc (m)	118
20		Invensys plc (m)	92
12		Investec plc (m)	96
91		ITV plc (a) (m)	100
30		J Sainsbury plc (m)	186
5		Johnson Matthey plc (m)	163
5		Kazakhmys plc (m)	111
58		Kingfisher plc (m)	222
19		Land Securities Group plc (m)	204
145		Legal & General Group plc (m)	233
989		Lloyds Banking Group plc (a) (m)	1,087
4		London Stock Exchange Group plc (m)	44
4		Lonmin plc (a) (m)	113
42		Man Group plc (m)	177
39		Marks & Spencer Group plc (m)	268
—	(h)	Meggitt plc (m)	—	(h)
83		National Grid plc (m)	785
5		Next plc (m)	171
134		Old Mutual plc (m)	280
19		Pearson plc (m)	284
6		Petrofac Ltd. (m)	150
63		Prudential plc (m)	639
2		Randgold Resources Ltd. (m)	209
15		Reckitt Benckiser Group plc (m)	827
30		Reed Elsevier plc (m)	258
36		Resolution Ltd. (m)	152
22		Rexam plc (m)	111
35		Rio Tinto plc (m)	2,283
46		Rolls-Royce Group plc (a) (m)	475
2,934		Rolls-Royce Group plc, Class C (a) (f) (i) (m)	5
432		Royal Bank of Scotland Group plc (a) (m)	309
85		RSA Insurance Group plc (m)	178
23		SABMiller plc (m)	738
32		Sage Group plc (The) (m)	140
3		Schroders plc (m)	70

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — Continued
21		Scottish & Southern Energy plc (m)	394
18		Segro plc (m)	86
12		Serco Group plc (m)	120
6		Severn Trent plc (m)	132
22		Smith & Nephew plc (m)	193
10		Smiths Group plc (m)	184
51		Standard Chartered plc (m)	1,471
57		Standard Life plc (m)	207
195		Tesco plc (m)	1,335
21		Thomas Cook Group plc (m)	62
14		TUI Travel plc (m)	47
22		Tullow Oil plc (m)	421
31		Unilever plc (m)	893
17		United Utilities Group plc (m)	166
3		Vedanta Resources plc (m)	100
1,283		Vodafone Group plc (m)	3,509
4		Whitbread plc (c)	118
—	(h)	William Hill plc (m)	1
52		Wm Morrison Supermarkets plc (m)	247
7		Wolseley plc (a) (m)	187

			49,443

		United States — 0.0% (g)
1		Synthes, Inc. (m)	117

		Total Common Stocks (Cost $369,269)	636,971

Investment Companies — 2.0%
		United States — 2.0%
210		iShares MSCI EAFE Index Fund	11,972
13		iShares MSCI Germany Index Fund (m)	307
22		iShares MSCI Pacific ex-Japan Index Fund (m)	989

		Total Investment Companies (Cost $13,043)	13,268

Preferred Stocks — 1.5%
		Brazil — 0.7%
30		Banco Bradesco S.A. (m)	618
2		Cia de Bebidas das Americas (m)	223
6		Cia Energetica de Minas Gerais (m)	99
80		Itau Unibanco Holding S.A. (m)	1,932
40		Petroleo Brasileiro S.A. (m)	613
31		Vale S.A., Class A (m)	867

			4,352

		Germany — 0.8%
5		Bayerische Motoren Werke AG (c)	266
8		Fresenius SE (m)	754

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — Continued
	Germany — Continued
19	Henkel AG & Co. KGaA (m)	1,096
9	Porsche Automobil Holding SE (c)	468
4	RWE AG (c)	275
18	Volkswagen AG (m)	2,682

		5,541

	Total Preferred Stocks (Cost $3,508)	9,893

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	France — 0.0% (g)
2	Fonciere Des Regions, expiring 12/31/10 (a) (m)	3

	Hong Kong — 0.0% (g)
6	Henderson Land Development Co., Ltd., expiring 06/01/11 (a) (m)	2

	Italy — 0.0% (g)
130	Unione di Banche Italiane ScPA, expiring 06/30/11 (a) (m)	2

	Total Warrants (Cost $—)	7

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
425	Banco Santander S.A., expiring 10/29/10 (a) (m) (Cost $—)	70

SHARES
Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
156	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $156)	156

Investment of Cash Collateral for Securities on Loan —2.9%
	Investment Company — 2.9%
19,145	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $19,145)	19,145

	Total Investments — 102.1% (Cost $405,121)	679,510
	Liabilities in Excess of Other Assets — (2.1)%	(13,893)

	NET ASSETS — 100.0%	$665,617

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.0%
Oil, Gas & Consumable Fuels	7.1
Diversified Telecommunication Services	5.3
Pharmaceuticals	5.1
Electric Utilities	4.6
Insurance	4.5
Metals & Mining	4.4
Automobiles	4.2
Chemicals	4.1
Industrial Conglomerates	2.4
Beverages	2.3
Food Products	2.1
Food & Staples Retailing	2.1
Wireless Telecommunication Services	2.0
Mutual Funds	2.0
Machinery	2.0
Media	1.5
Multi-Utilities	1.5
Capital Markets	1.4
Diversified Financial Services	1.4
Real Estate Management & Development	1.3
Electrical Equipment	1.2
Textiles, Apparel & Luxury Goods	1.1
Construction Materials	1.1
Software	1.1
Electronic Equipment, Instruments & Components	1.0
Energy Equipment & Services	1.0
Others (each less than 1.0%)	17.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	TOPIX Index	12/09/10	$1,202	$(23)
85	Dow Jones Euro STOXX 50 Index	12/17/10	3,358	70
11	FTSE 100 Index	12/17/10	998	21

				$68

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.2%
	Australia — 2.2%
103	Macquarie Group Ltd. (m)	3,672
202	QBE Insurance Group Ltd.	3,393

		7,065

	Austria — 1.0%
47	Erste Group Bank AG (m)	2,144
45	Intercell AG (a) (c)	1,100

		3,244

	Belgium — 0.9%
64	KBC Groep N.V. (a)	2,807

	Canada — 1.6%
28	First Quantum Minerals Ltd. (c)	2,417
146	Kinross Gold Corp. (m)	2,635

		5,052

	China — 1.3%
1,443	China Merchants Bank Co., Ltd., Class H (m)	4,111

	Finland — 0.7%
186	Nokia OYJ (m)	1,996
133	Ruukki Group OYJ (a)	332

		2,328

	France — 10.8%
42	Atos Origin S.A. (a) (m)	1,928
66	BNP Paribas (m)	4,827
35	Compagnie Generale des Etablissements Michelin, Class B (c)	2,798
118	GDF Suez (m)	4,710
34	Pernod-Ricard S.A. (m)	2,997
21	PPR (m)	3,492
76	Sanofi-Aventis S.A. (m)	5,325
33	Schneider Electric S.A. (m)	4,750
54	Sodexo (m)	3,520

		34,347

	Germany — 6.3%
65	Bayer AG (m)	4,813
68	Daimler AG (a) (m)	4,469
70	Lanxess AG (m)	4,877
52	Siemens AG (m)	5,957

		20,116

	Hong Kong — 4.7%
1,152	China Overseas Land & Investment Ltd. (m)	2,428
970	China Resources Land Ltd. (m)	1,917
383	Hang Lung Properties Ltd. (m)	1,879
1,350	Huabao International Holdings Ltd. (m)	2,041

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
344	Hutchison Whampoa Ltd. (m)	3,397
202	Sun Hung Kai Properties Ltd. (m)	3,475

		15,137

	India — 0.9%
42	Infosys Technologies Ltd., ADR (m)	2,818

	Indonesia — 1.0%
3,688	Perusahaan Gas Negara PT (m)	1,677
1,529	Telekomunikasi Indonesia Tbk PT (m)	1,552

		3,229

	Ireland — 1.7%
248	Experian plc (m)	2,882
107	Shire plc (m)	2,507

		5,389

	Israel — 0.6%
35	Teva Pharmaceutical Industries Ltd., ADR (m)	1,822

	Italy — 1.2%
687	Snam Rete Gas S.p.A. (m)	3,722

	Japan — 17.4%
67	Daikin Industries Ltd. (m)	2,331
41	East Japan Railway Co. (m)	2,526
110	FUJIFILM Holdings Corp. (m)	3,683
354	Fujitsu Ltd. (m)	2,415
1	Japan Tobacco, Inc. (m)	3,010
589	JX Holdings, Inc. (m)	3,473
235	Kubota Corp. (m)	2,084
577	Marubeni Corp. (m)	3,625
561	Mitsubishi Electric Corp. (m)	5,258
260	Mitsui & Co., Ltd. (m)	4,091
10	Nintendo Co., Ltd. (m)	2,505
365	Nippon Express Co., Ltd. (m)	1,450
933	Nippon Sheet Glass Co., Ltd. (m)	2,047
628	Nissan Motor Co., Ltd. (m)	5,516
180	Ricoh Co., Ltd. (m)	2,518
130	Shiseido Co., Ltd. (m)	2,718
101	Sumco Corp. (a) (c)	1,566
93	Sumitomo Mitsui Financial Group, Inc. (m)	2,767
269	Takashimaya Co., Ltd. (m)	2,025

		55,608

	Luxembourg — 1.4%
138	ArcelorMittal (m)	4,455

	Netherlands — 9.0%
70	ASML Holding N.V. (m)	2,306
386	ING Groep N.V. (a) (m)	4,125

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — Continued
	Netherlands — Continued
163	Koninklijke KPN N.V. (m)	2,717
154	Koninklijke Philips Electronics N.V. (m)	4,693
309	Royal Dutch Shell plc, Class A	10,007
168	Unilever N.V. CVA (m)	4,989

		28,837

	Norway — 1.0%
237	DnB NOR ASA (m)	3,260

	Singapore — 0.7%
882	Singapore Telecommunications Ltd. (m)	2,113

	South Korea — 0.8%
27	LG Electronics, Inc. (m)	2,392

	Spain — 3.1%
231	Banco Bilbao Vizcaya Argentaria S.A. (m)	3,038
254	Telefonica S.A.	6,864

		9,902

	Switzerland — 2.4%
96	Credit Suisse Group AG (m)	3,969
15	Zurich Financial Services AG (m)	3,749

		7,718

	Taiwan — 2.0%
388	Hon Hai Precision Industry Co., Ltd., GDR (m)	2,967
307	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	3,345

		6,312

	United Kingdom — 22.5%
722	Barclays plc (m)	3,175
211	BG Group plc (m)	4,109
110	BHP Billiton plc (m)	3,889
530	BP plc (m)	3,603
125	British American Tobacco plc (m)	4,752
1,110	BT Group plc (m)	2,738
985	Cable & Wireless Worldwide plc (m)	1,108
236	Cairn Energy plc (a) (m)	1,459

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
880	Centrica plc (m)	4,685
193	Cookson Group plc (a) (m)	1,596
252	GlaxoSmithKline plc (m)	4,926
516	HSBC Holdings plc (m)	5,368
209	Intercontinental Hotels Group plc (m)	4,038
277	International Power plc (m)	1,851
3,433	Lloyds Banking Group plc (a) (m)	3,773
687	Man Group plc (m)	2,873
316	National Grid plc (m)	2,986
446	Premier Farnell plc (m)	1,941
72	Reckitt Benckiser Group plc (m)	4,023
99	Tullow Oil plc (m)	1,889
2,535	Vodafone Group plc (m)	6,930

		71,712

	Total Common Stocks (Cost $267,823)	303,496

Preferred Stock — 1.5%
	Germany — 1.5%
31	Volkswagen AG (m) (Cost $2,830)	4,603

Short-Term Investment — 2.5%
	Investment Company — 2.5%
8,106	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $8,106)	8,106

Investment of Cash Collateral for Securities on Loan — 1.4%
	Investment Company — 1.4%
4,447	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $4,447)	4,447

	Total Investments — 100.6% (Cost $283,206)	320,652
	Liabilities in Excess of Other Assets — (0.6)%	(1,926)

	NET ASSETS — 100.0%	$318,726

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	11.2%
Oil, Gas & Consumable Fuels	7.8
Pharmaceuticals	6.1
Diversified Telecommunication Services	5.4
Industrial Conglomerates	5.1
Automobiles	4.6
Metals & Mining	4.2
Multi-Utilities	3.9
Capital Markets	3.3
Electrical Equipment	3.2
Real Estate Management & Development	3.1
Electronic Equipment, Instruments & Components	2.7
Tobacco	2.5
Trading Companies & Distributors	2.4
Hotels, Restaurants & Leisure	2.4

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	2.3%
Insurance	2.3
Wireless Telecommunication Services	2.2
Chemicals	2.2
Multiline Retail	1.7
Gas Utilities	1.7
Food Products	1.6
IT Services	1.5
Building Products	1.4
Diversified Financial Services	1.3
Household Products	1.3
Road & Rail	1.3
Short-Term Investment	2.6
Others (each less than 1.0%)	8.7

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	TOPIX Index	12/09/10	$1,202	$(56)
52	Dow Jones Euro STOXX 50 Index	12/17/10	2,055	49
18	FTSE 100 Index	12/17/10	1,633	1

				$(6)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
108,003,915 1,335,877	JPY for CAD	Westpac Banking Corp.	11/10/10	$1,309	#	$1,342	#	$33
4,892,789	AUD	Credit Suisse International	11/10/10	4,567		4,788		221
1,829,391	AUD	HSBC Bank, N.A.	11/10/10	1,694		1,790		96
15,689,074	AUD	Westpac Banking Corp.	11/10/10	14,275		15,354		1,079
5,721,717	CHF	Royal Bank of Scotland	11/10/10	5,673		5,815		142
9,821,869	CHF	Union Bank of Switzerland AG	11/10/10	9,501		9,981		480
4,140,000	EUR	BNP Paribas	11/10/10	5,650		5,762		112
1,551,145	EUR	Citibank, N.A.	11/10/10	2,091		2,159		68
2,334,774	EUR	Goldman Sachs International	11/10/10	3,004		3,249		245
3,388,975	EUR	Morgan Stanley	11/10/10	4,568		4,716		148
1,722,849	EUR	Societe Generale	11/10/10	2,213		2,398		185

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,731,135	EUR	State Street Bank & Trust	11/10/10	$3,557	$3,801	$244
1,813,572	EUR	Westpac Banking Corp.	11/10/10	2,524	2,524	—	(h)
2,203,595	GBP	Merrill Lynch & Co., Inc.	11/10/10	3,460	3,531	71
1,266,195	GBP	State Street Bank & Trust	11/10/10	1,977	2,029	52
175,403,536	JPY	Barclays Bank plc	11/10/10	2,051	2,180	129
145,799,441	JPY	BNP Paribas	11/10/10	1,785	1,812	27
780,676,139	JPY	HSBC Bank, N.A.	11/10/10	9,130	9,702	572
341,836,213	JPY	Merrill Lynch & Co., Inc.	11/10/10	3,997	4,248	251
217,619,874	JPY	Westpac Banking Corp.	11/10/10	2,645	2,705	60
11,620,200	NOK	Morgan Stanley	11/10/10	1,946	1,983	37
49,625,808	SEK	Morgan Stanley	11/10/10	7,008	7,428	420
13,893,183	SEK	State Street Bank & Trust	11/10/10	1,963	2,079	116
3,291,941	SGD	HSBC Bank, N.A.	11/10/10	2,438	2,543	105
				$99,026	$103,919	$4,893

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,874,068	AUD	Westpac Banking Corp.	11/10/10	$2,610	$2,813	$(203)
2,887,392	CAD	Westpac Banking Corp.	11/10/10	2,804	2,830	(26)
16,107,931	EUR	Barclays Bank plc	11/10/10	21,556	22,418	(862)
628,963	EUR	Credit Suisse International	11/10/10	809	875	(66)
8,520,623	EUR	HSBC Bank, N.A.	11/10/10	11,002	11,858	(856)
1,751,594	EUR	Royal Bank of Scotland	11/10/10	2,286	2,438	(152)
1,189,156	EUR	Union Bank of Switzerland AG	11/10/10	1,661	1,655	6
4,899,148	GBP	HSBC Bank, N.A.	11/10/10	7,605	7,849	(244)
2,203,595	GBP	Merrill Lynch & Co., Inc.	11/10/10	3,460	3,531	(71)
2,203,595	GBP	Merrill Lynch & Co., Inc.	11/10/10	3,460	3,531	(71)
2,410,871	GBP	Royal Bank of Scotland	11/10/10	3,844	3,863	(19)
4,030,251	HKD	Barclays Bank plc	11/10/10	519	520	(1)
66,281,303	HKD	HSBC Bank, N.A.	11/10/10	8,544	8,551	(7)
12,269,669	HKD	Royal Bank of Scotland	11/10/10	1,582	1,583	(1)
593,969,340	JPY	Barclays Bank plc	11/10/10	7,080	7,382	(302)
341,836,213	JPY	Merrill Lynch & Co., Inc.	11/10/10	3,997	4,248	(251)
341,836,213	JPY	Merrill Lynch & Co., Inc.	11/10/10	3,997	4,248	(251)
107,514,171	JPY	Royal Bank of Canada	11/10/10	1,278	1,337	(59)
7,009,709	NOK	Citibank, N.A.	11/10/10	1,194	1,196	(2)
7,013,343	NOK	Royal Bank of Scotland	11/10/10	1,189	1,197	(8)
				$90,477	$93,923	$(3,446)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/10 of the currency being sold, and the value at 10/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — 94.7%
	Australia — 1.3%
1,201	QBE Insurance Group Ltd. (c)	20,202

	Austria — 0.9%
311	Erste Group Bank AG (m)	14,072

	Belgium — 1.1%
404	KBC Groep N.V. (a) (c)	17,571

	Canada — 1.2%
201	First Quantum Minerals Ltd. (c)	17,637

	China — 1.0%
5,137	China Merchants Bank Co., Ltd., Class H (m)	14,636

	Finland — 1.2%
1,532	Nokia OYJ (m)	16,454
960	Ruukki Group OYJ (a) (c)	2,391

		18,845

	France — 13.3%
382	BNP Paribas (m)	27,958
131	Compagnie Generale des Etablissements Michelin, Class B	10,451
1,013	GDF Suez (m)	40,462
81	PPR (m)	13,252
726	Rhodia S.A. (m)	20,253
535	Sanofi-Aventis S.A. (m)	37,514
139	Schneider Electric S.A. (m)	19,820
328	Societe Generale (m)	19,670
230	Sodexo (m)	14,983

		204,363

	Germany — 8.2%
222	Allianz SE (m)	27,812
377	Bayer AG (m)	28,149
254	Daimler AG (a) (m)	16,698
174	Hamburger Hafen und Logistik AG (c)	7,629
266	Lanxess AG (m)	18,495
244	Siemens AG (m)	27,810

		126,593

	Hong Kong — 2.7%
2,684	Hutchison Whampoa Ltd. (m)	26,508
896	Sun Hung Kai Properties Ltd. (m)	15,413

		41,921

	Indonesia — 0.8%
12,480	Telekomunikasi Indonesia Tbk PT (m)	12,669

	Ireland — 0.8%
1,076	Experian plc (m)	12,504

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Italy — 1.0%
2,709	Snam Rete Gas S.p.A. (m)	14,687

	Japan — 16.7%
248	Aisin Seiki Co., Ltd. (m)	7,774
226	East Japan Railway Co. (m)	13,925
639	FUJIFILM Holdings Corp. (m)	21,305
2,334	Fujitsu Ltd. (m)	15,921
2	Japan Tobacco, Inc. (m)	6,748
2,603	JX Holdings, Inc. (m)	15,346
2,181	Marubeni Corp. (m)	13,701
1,767	Mitsubishi Electric Corp. (m)	16,561
1,260	Mitsui & Co., Ltd. (m)	19,809
47	Nintendo Co., Ltd. (m)	12,059
2,643	Nippon Express Co., Ltd. (m)	10,501
2,437	Nippon Sheet Glass Co., Ltd. (m)	5,348
364	Nippon Telegraph & Telephone Corp. (m)	16,435
3,099	Nissan Motor Co., Ltd. (m)	27,239
1,183	Ricoh Co., Ltd. (m)	16,548
508	Shiseido Co., Ltd. (m)	10,595
883	Sumitomo Mitsui Financial Group, Inc. (m)	26,359

		256,174

	Luxembourg — 0.8%
379	ArcelorMittal (m)	12,267

	Netherlands — 9.5%
2,442	ING Groep N.V. CVA (a) (m)	26,131
1,149	Koninklijke KPN N.V. (m)	19,196
537	Koninklijke Philips Electronics N.V. (m)	16,371
1,991	Royal Dutch Shell plc, Class A (m)	64,611
648	Unilever N.V. CVA (m)	19,233

		145,542

	Norway — 2.4%
1,516	DnB NOR ASA (m)	20,824
1,578	Orkla ASA (m)	15,290

		36,114

	Portugal — 1.1%
4,597	Energias de Portugal S.A. (m)	17,587

	Singapore — 0.9%
5,777	Singapore Telecommunications Ltd. (m)	13,842

	South Africa — 0.8%
2,446	African Bank Investments Ltd. (m)	12,534

	South Korea — 0.9%
154	LG Electronics, Inc. (m)	13,535

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Spain — 4.1%
1,546	Banco Bilbao Vizcaya Argentaria S.A. (m)	20,373
1,569	Telefonica S.A. (c)	42,395

		62,768

	Switzerland — 2.4%
767	UBS AG (a) (m)	13,024
97	Zurich Financial Services AG (m)	23,667

		36,691

	Taiwan — 0.9%
3,486	Hon Hai Precision Industry Co., Ltd. (m)	13,183

	United Kingdom — 20.7%
2,373	Barclays plc (m)	10,429
4,904	BP plc (m)	33,336
6,396	BT Group plc (m)	15,770
1,177	Cairn Energy plc (a) (m)	7,276
4,134	Centrica plc (m)	21,998
1,282	Cookson Group plc (a) (m)	10,582
3,753	GKN plc (m)	10,664
942	GlaxoSmithKline plc (m)	18,396
4,740	HSBC Holdings plc (m)	49,331
845	Intercontinental Hotels Group plc (m)	16,316
13,339	Lloyds Banking Group plc (a) (m)	14,661
2,457	Man Group plc (m)	10,271
2,553	National Grid plc (m)	24,141
395	Petropavlovsk plc (m)	6,128
1,472	Prudential plc (m)	14,883
412	Tullow Oil plc (m)	7,822
16,578	Vodafone Group plc (m)	45,318

		317,322

	Total Common Stocks (Cost $1,210,948)	1,453,259

Preferred Stock — 1.6%
	Germany — 1.6%
168	Volkswagen AG (m) (Cost $15,441)	25,221

Short-Term Investment — 2.6%
	Investment Company — 2.6%
39,408	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $39,408)	39,408

SHARES	SECURITY DESCRIPTION	VALUE ($)

Investment of Cash Collateral for Securities on Loan — 2.4%
	Investment Company — 2.4%
37,337	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $37,337)	37,337

	Total Investments — 101.3% (Cost $1,303,134 )	1,555,225
	Liabilities in Excess of Other Assets — (1.3)%	(20,591)

	NET ASSETS — 100.0%	$1,534,634

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.5%
Oil, Gas & Consumable Fuels	8.5
Diversified Telecommunication Services	7.9
Industrial Conglomerates	6.5
Multi-Utilities	5.7
Insurance	5.7
Pharmaceuticals	5.5
Automobiles	4.6
Wireless Telecommunication Services	3.0
Chemicals	2.6
Diversified Financial Services	2.5
Electrical Equipment	2.4
Metals & Mining	2.4
Electronic Equipment, Instruments & Components	2.3
Trading Companies & Distributors	2.2
Hotels, Restaurants & Leisure	2.1
Auto Components	1.9
Road & Rail	1.6
Capital Markets	1.5
Food Products	1.3
Electric Utilities	1.2
Office Electronics	1.1
Communications Equipment	1.1
Computers & Peripherals	1.0
Real Estate Management & Development	1.0
Gas Utilities	1.0
Short-Term Investment	2.6
Others (each less than 1.0%)	5.3

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
82	TOPIX Index	12/09/10	$8,213	$(170)
322	Dow Jones Euro STOXX 50 Index	12/17/10	12,723	(14)
121	FTSE 100 Index	12/17/10	10,976	(84)

				$(268)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
5,352,629 5,321,584	AUD for CAD	Union Bank of Switzerland AG	11/24/10	$5,216	#	$5,230	#	$14
7,608,226 5,398,248	AUD for EUR	Citibank, N.A.	11/24/10	7,511	#	7,433	#	(78)
3,373,137 3,862,478	GBP for EUR	Morgan Stanley	11/24/10	5,374	#	5,404	#	30
309,768,544 2,756,588	JPY for EUR	Morgan Stanley	11/24/10	3,836	#	3,850	#	14
8,471,050 974,814,512	EUR for JPY	Deutsche Bank AG	11/24/10	12,116	#	11,787	#	(329)
9,285,267	AUD	HSBC Bank, N.A.	11/24/10	8,586		9,072		486
105,825,905	AUD	Merrill Lynch & Co., Inc.	11/24/10	94,405		103,390		8,985
4,629,149	CHF	Citibank, N.A.	11/24/10	4,511		4,705		194
7,207,461	CHF	Royal Bank of Canada	11/24/10	7,132		7,325		193
14,114,276	DKK	Goldman Sachs International	11/24/10	2,438		2,634		196
4,623,505	EUR	Credit Suisse International	11/24/10	5,937		6,434		497
20,848,013	EUR	Goldman Sachs International	11/24/10	26,823		29,010		2,187
13,775,883	EUR	Merrill Lynch & Co., Inc.	11/24/10	17,756		19,169		1,413
10,863,645	EUR	Morgan Stanley	11/24/10	14,643		15,117		474
11,185,917	EUR	TD Bank Financial Group	11/24/10	15,437		15,565		128
4,370,811	GBP	BNP Paribas	11/24/10	6,801		7,002		201
4,772,831	GBP	Morgan Stanley	11/24/10	7,369		7,647		278
499,454,171	JPY	BNP Paribas	11/24/10	6,147		6,208		61
4,631,500,055	JPY	HSBC Bank, N.A.	11/24/10	54,290		57,566		3,276
610,048,597	JPY	State Street Bank & Trust	11/24/10	7,466		7,582		116
301,337,111	SEK	HSBC Bank, N.A.	11/24/10	41,039		45,083		4,044
15,128,741	SGD	HSBC Bank, N.A.	11/24/10	11,168		11,689		521
13,143,015	TRY	Union Bank of Switzerland AG	11/24/10	9,135		9,128		(7)
				$375,136		$398,030		$22,894

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,989,127	AUD	Barclays Bank plc	11/24/10	$5,771	$5,851	$(80)
4,358,312	AUD	Credit Suisse International	11/24/10	3,831	4,258	(427)
2,272,010	AUD	Deutsche Bank AG	11/24/10	1,973	2,220	(247)
8,623,954	CAD	Goldman Sachs International	11/24/10	8,338	8,451	(113)
2,638,913	CHF	Goldman Sachs International	11/24/10	2,535	2,682	(147)
13,422,842	CHF	Morgan Stanley	11/24/10	13,232	13,643	(411)
8,849,992	EUR	Citibank, N.A.	11/24/10	11,847	12,315	(468)
22,324,807	EUR	Goldman Sachs International	11/24/10	28,707	31,065	(2,358)
8,934,794	EUR	HSBC Bank, N.A.	11/24/10	11,444	12,433	(989)
13,775,883	EUR	Merrill Lynch & Co., Inc.	11/24/10	17,756	19,169	(1,413)
4,950,616	GBP	Barclays Bank plc	11/24/10	7,666	7,931	(265)
7,298,062	GBP	Deutsche Bank AG	11/24/10	11,459	11,693	(234)
3,060,000	GBP	HSBC Bank, N.A.	11/24/10	4,779	4,902	(123)
78,671,292	GBP	Societe Generale	11/24/10	122,988	126,042	(3,054)
104,449,469	HKD	HSBC Bank, N.A.	11/24/10	13,448	13,477	(29)
473,359,904	JPY	Citibank, N.A.	11/24/10	5,611	5,883	(272)
458,290,177	JPY	Union Bank of Switzerland AG	11/24/10	5,385	5,697	(312)
20,995,529	NOK	Credit Suisse International	11/24/10	3,461	3,581	(120)
77,834,618	NOK	HSBC Bank, N.A.	11/24/10	12,562	13,275	(713)
27,783,523	NOK	Union Bank of Switzerland AG	11/24/10	4,444	4,739	(295)
2,920,951	SGD	Deutsche Bank AG	11/24/10	2,146	2,257	(111)
13,143,015	TRY	HSBC Bank, N.A.	11/24/10	8,623	9,129	(506)
				$308,006	$320,693	$(12,687)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/10 of the currency being sold, and the value at 10/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — 98.6%
	Australia — 5.3%
23	Australia & New Zealand Banking Group Ltd. (m)	556
67	BHP Billiton Ltd. (m)	2,760
53	Bradken Ltd. (m)	424
287	Fairfax Media Ltd.	407
19	Flight Centre Ltd. (m)	429
62	Iluka Resources Ltd. (a) (m)	410
70	IOOF Holdings Ltd. (m)	494
29	MacArthur Coal Ltd. (m)	341
15	Macquarie Group Ltd. (m)	518
12	Newcrest Mining Ltd. (m)	474
53	Seek Ltd. (m)	376
37	Westpac Banking Corp. (m)	831

		8,020

	Austria — 0.6%
6	Andritz AG (m)	465
11	Voestalpine AG (m)	425

		890

	Belgium — 0.9%
2	Bekaert S.A. (m)	523
8	KBC Groep N.V. (a)	362
10	Umicore (m)	454

		1,339

	Bermuda — 0.3%
13	Signet Jewelers Ltd. (a) (m)	464

	Brazil — 0.5%
31	OGX Petroleo e Gas Participacoes S.A. (a) (m)	406
12	Vale S.A., ADR (m)	377

		783

	China — 2.9%
4	Baidu, Inc., ADR (a) (m)	430
530	China Construction Bank Corp., Class H (m)	507
220	China Merchants Bank Co., Ltd., Class H (m)	626
144	China National Building Material Co., Ltd., Class H (m)	353
202	Dongfeng Motor Group Co. Ltd., Class H (m)	439
223	Guangzhou R&F Properties Co., Ltd., Class H (m)	319
28	Ping An Insurance Group Co. of China Ltd., Class H (m)	303
43	Weichai Power Co., Ltd., Class H (m)	567
252	Yangzijiang Shipbuilding Holdings Ltd. (m)	365
144	Yanzhou Coal Mining Co., Ltd., Class H (m)	417

		4,326

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Denmark — 0.9%
5	Carlsberg A/S, Class B (m)	495
10	D/S Norden (m)	390
5	Novo Nordisk A/S, Class B (m)	522

		1,407

	Finland — 1.6%
15	Fortum OYJ (m)	430
9	Metso OYJ (m)	437
63	Nokia OYJ (m)	675
24	UPM-Kymmene OYJ (m)	392
7	Wartsila OYJ (m)	498

		2,432

	France — 8.2%
8	Accor S.A. (m)	336
10	Alstom S.A. (m)	493
40	AXA S.A. (m)	725
16	BNP Paribas (m)	1,158
4	Casino Guichard Perrachon S.A. (m)	397
15	Edenred (a) (m)	317
29	France Telecom S.A. (m)	697
15	JCDecaux S.A. (a)	427
3	LVMH Moet Hennessy Louis Vuitton S.A. (m)	521
5	Pernod-Ricard S.A. (m)	453
3	PPR (m)	571
21	Rhodia S.A. (m)	586
23	Sanofi-Aventis S.A. (m)	1,646
4	Schneider Electric S.A. (m)	638
14	Societe Generale (m)	855
5	Technip S.A. (m)	381
33	Total S.A.	1,815
7	Valeo S.A. (a)	361

		12,377

	Germany — 7.3%
13	Aixtron AG (m)	420
4	Allianz SE (m)	541
10	BASF SE (m)	755
15	Bayer AG (m)	1,083
7	Bayerische Motoren Werke AG (m)	523
5	Continental AG (a) (m)	469
11	Daimler AG (a) (m)	724
19	Deutsche Lufthansa AG (a) (m)	400
21	Deutsche Post AG (m)	393
38	Deutsche Telekom AG (m)	555
26	E.ON AG (m)	804
8	Hannover Rueckversicherung AG (m)	391

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Germany — Continued
53	Infineon Technologies AG (a) (m)	417
7	Lanxess AG (m)	513
3	Linde AG (m)	488
7	MTU Aero Engines Holding AG (m)	429
10	SAP AG (m)	524
11	Siemens AG (m)	1,204
16	Symrise AG (m)	487

		11,120

	Hong Kong — 3.9%
836	Bosideng International Holdings, Ltd. (m)	423
148	Cathay Pacific Airways Ltd. (m)	399
37	China Mobile Ltd. (m)	378
217	CNOOC Ltd. (m)	453
97	Hang Lung Properties Ltd. (m)	476
47	Hutchison Whampoa Ltd. (m)	464
18	Jardine Strategic Holdings Ltd. (m)	472
77	Kingboard Chemical Holdings Ltd. (m)	375
53	Orient Overseas International Ltd. (m)	461
503	Pacific Basin Shipping Ltd. (m)	367
25	Sun Hung Kai Properties Ltd. (m)	430
30	Swire Pacific Ltd., Class A (m)	427
202	United Laboratories International Holdings Ltd. (The) (m)	384
68	Wharf Holdings Ltd. (m)	448

		5,957

	India — 0.8%
8	ICICI Bank Ltd., ADR (m)	404
14	Tata Motors Ltd., ADR (m)	381
55	Yes Bank Ltd. (m)	444

		1,229

	Indonesia — 0.5%
58	Astra International Tbk PT (m)	371
361	Bank Rakyat Indonesia Persero Tbk PT (m)	462

		833

	Ireland — 0.7%
22	Shire plc (m)	506
47	WPP plc (m)	546

		1,052

	Israel — 0.3%
8	Teva Pharmaceutical Industries Ltd., ADR (m)	427

	Italy — 2.1%
31	Banca Generali S.p.A. (m)	396
17	Danieli & C Officine Meccaniche S.p.A. (m)	439

SHARES		SECURITY DESCRIPTION	VALUE ($)

		Italy — Continued
90		Enel S.p.A. (m)	512
32		Indesit Co. S.p.A. (m)	398
143		Intesa Sanpaolo S.p.A. (m)	501
76		Snam Rete Gas S.p.A. (m)	410
408		Telecom Italia S.p.A. (m)	501

			3,157

		Japan — 17.2%
32		Aeon Co., Ltd. (m)	380
14		Aisin Seiki Co., Ltd. (m)	423
19		Aoyama Trading Co., Ltd. (m)	308
48		Asahi Glass Co., Ltd. (m)	460
35		Brother Industries Ltd. (m)	445
14		Canon, Inc. (m)	640
—	(h)	Central Japan Railway Co. (m)	439
32		Century Tokyo Leasing Corp. (m)	459
72		Chiba Bank Ltd. (The) (m)	444
10		Daikin Industries Ltd. (m)	362
8		Daito Trust Construction Co., Ltd. (m)	478
10		Don Quijote Co., Ltd. (m)	271
10		FamilyMart Co., Ltd. (m)	365
18		FCC Co., Ltd. (m)	377
90		Fukuoka Financial Group, Inc. (m)	349
67		Fukuyama Transporting Co., Ltd. (m)	332
81		Hino Motors Ltd. (m)	350
20		Hitachi Chemical Co., Ltd. (m)	367
100		Hitachi Ltd. (m)	452
25		Hitachi Transport System Ltd. (m)	389
32		Honda Motor Co., Ltd. (m)	1,157
129		Isuzu Motors Ltd. (m)	495
57		ITOCHU Corp. (m)	497
91		JX Holdings, Inc. (m)	538
41		Kansai Paint Co., Ltd.	382
20		Komatsu Ltd. (m)	479
52		Kubota Corp. (m)	461
5		Kyocera Corp. (m)	468
95		Marubeni Corp. (m)	597
30		Mitsubishi Corp. (m)	709
61		Mitsubishi Electric Corp. (m)	572
202		Mitsubishi UFJ Financial Group, Inc. (m)	935
30		Mitsui & Co., Ltd. (m)	472
64		Mitsui OSK Lines Ltd. (m)	409
9		Murata Manufacturing Co., Ltd. (m)	517
26		NGK Spark Plug Co., Ltd. (m)	362
35		NHK Spring Co., Ltd. (m)	297
16		Nihon Kohden Corp. (m)	295

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Japan — Continued
37	Nippon Electric Glass Co., Ltd. (m)	476
67	Nippon Paint Co. Ltd. (m)	495
14	Nippon Telegraph & Telephone Corp. (m)	645
79	Nissan Motor Co., Ltd. (m)	693
3	Nitori Holdings Co., Ltd. (m)	295
20	Omron Corp. (m)	468
6	ORIX Corp. (m)	584
1	Rakuten, Inc. (m)	484
6	Rohm Co., Ltd. (m)	355
4	Shimamura Co., Ltd. (m)	412
3	SMC Corp. (m)	504
15	Sony Corp. (m)	507
47	Sumitomo Corp. (m)	590
39	Sumitomo Electric Industries Ltd. (m)	495
14	Sumitomo Mitsui Financial Group, Inc. (m)	421
101	Sumitomo Trust & Banking Co., Ltd. (The) (m)	551
7	Yamada Denki Co., Ltd. (m)	428

		26,135

	Macau — 0.6%
187	Sands China Ltd. (a) (m)	407
196	Wynn Macau Ltd. (a) (m)	434

		841

	Mexico — 0.3%
60	Banco Compartamos S.A. de C.V. (m)	422

	Netherlands — 4.5%
51	Aegon N.V. (a) (m)	321
16	ASML Holding N.V. (m)	546
96	ING Groep N.V. (a) (m)	1,028
27	Koninklijke Ahold N.V. (m)	377
31	Koninklijke KPN N.V. (m)	512
17	Koninklijke Philips Electronics N.V. (m)	518
6	Nutreco N.V. (m)	469
97	Royal Dutch Shell plc, Class B (m)	3,109

		6,880

	Norway — 0.9%
35	DnB NOR ASA (m)	486
28	Telenor ASA (m)	449
9	Yara International ASA (m)	449

		1,384

	Singapore — 0.5%
220	Genting Singapore plc (a)	370
36	Singapore Airlines Ltd. (m)	442

		812

SHARES		SECURITY DESCRIPTION	VALUE ($)

		South Korea — 0.8%
2		Honam Petrochemical Corp. (m)	443
3		Hyundai Motor Co. (m)	462
1		Samsung Electronics Co., Ltd. (m)	363

			1,268

		Spain — 3.0%
100		Banco Santander S.A. (m)	1,279
56		Iberdrola S.A. (m)	472
6		Inditex S.A.	489
71		Telefonica S.A.	1,923
12		Viscofan S.A. (m)	404

			4,567

		Sweden — 1.5%
24		Atlas Copco AB, Class A (m)	511
13		SKF AB, Class B (m)	337
15		Svenska Handelsbanken AB, Class A (m)	484
20		Tele2 AB, Class B (m)	441
33		Volvo AB, Class B (a) (m)	452

			2,225

		Switzerland — 9.1%
32		ABB Ltd. (a) (m)	663
11		Cie Financiere Richemont S.A., Class A (m)	539
26		Credit Suisse Group AG (m)	1,085
82		Ferrexpo plc (m)	426
30		GAM Holding AG (a) (m)	469
73		Informa plc (m)	512
55		Nestle S.A. (m)	3,039
38		Novartis AG (m)	2,207
—	(h)	Sika AG (m)	397
4		Sulzer AG (m)	493
2		Swatch Group AG (The) (m)	589
84		UBS AG (a) (m)	1,425
48		Xstrata plc (m)	928
4		Zurich Financial Services AG (m)	968

			13,740

		Taiwan — 0.8%
48		Hon Hai Precision Industry Co., Ltd., GDR (m)	368
16		HTC Corp. (m)	363
45		Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	487

			1,218

		United Kingdom — 22.6%
25		Acergy S.A. (m)	505
19		Aggreko plc (m)	485

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	United Kingdom — Continued
69	ARM Holdings plc (m)	406
90	Ashmore Group plc (m)	555
19	AstraZeneca plc (m)	954
83	Aviva plc (m)	532
237	Barclays plc (m)	1,040
54	BG Group plc (m)	1,046
223	BP plc (m)	1,517
22	British American Tobacco plc (m)	841
8	Britvic plc (m)	61
30	Burberry Group plc (m)	495
52	Cairn Energy plc (a) (m)	320
11	Carnival plc (m)	492
103	Centrica plc (m)	548
51	Cookson Group plc (a) (m)	424
203	EnQuest plc (a) (m)	420
215	Enterprise Inns plc (a) (m)	393
158	GKN plc (m)	449
63	GlaxoSmithKline plc (m)	1,222
199	HSBC Holdings plc (m)	2,068
71	ICAP plc (m)	522
29	IMI plc (m)	361
80	Inchcape plc (a) (m)	447
23	Intercontinental Hotels Group plc (m)	444
65	Intermediate Capital Group plc (m)	338
99	International Personal Finance plc (m)	493
78	International Power plc (m)	520
61	Investec plc (m)	484
384	ITV plc (a) (m)	420
71	J Sainsbury plc (m)	441
24	Kazakhmys plc (m)	501
77	Kingfisher plc (m)	294
232	Legal & General Group plc (m)	373
743	Lloyds Banking Group plc (a) (m)	817
92	Man Group plc (m)	385
65	Michael Page International plc (m)	487
14	Next plc (m)	504
20	Petrofac Ltd. (m)	474
32	Petropavlovsk plc (m)	502
99	Premier Farnell plc (m)	431
52	Prudential plc (m)	524
65	PZ Cussons plc (m)	420
11	Renishaw plc (m)	212
36	Rio Tinto plc (m)	2,319

SHARES		SECURITY DESCRIPTION	VALUE ($)

		United Kingdom — Continued
699		Royal Bank of Scotland Group plc (a) (m)	500
15		SABMiller plc (m)	478
43		Standard Chartered plc (m)	1,241
93		Tesco plc (m)	634
35		Travis Perkins plc (m)	468
957		Vodafone Group plc (m)	2,617
17		Weir Group plc (The) (m)	435
14		Whitbread plc	392

			34,251

		Total Common Stocks (Cost $112,556)	149,556

Preferred Stocks — 1.4%
		Brazil — 0.6%
4		Cia de Bebidas das Americas, ADR (m)	545
16		Itau Unibanco Holding S.A., ADR	381

			926

		Germany — 0.8%
7		Henkel AG & Co. KGaA (m)	405
5		Volkswagen AG (m)	788

			1,193

		Total Preferred Stocks (Cost $1,718)	2,119

NUMBER OF RIGHTS
Rights — 0.0% (g)
		United Kingdom — 0.0% (g)
6		Standard Chartered plc, expiring 11/05/10 (a) (m) (Cost $—)	48

SHARES
Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $—(h))	—	(h)

		Total Investments — 100.0% (Cost $114,274)	151,723
		Liabilities in Excess of Other Assets — 0.0% (g)	(32)

		NET ASSETS — 100.0%	$151,691

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Summary of Investments by Industry, October 31, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.7%
Oil, Gas & Consumable Fuels	6.6
Metals & Mining	6.2
Pharmaceuticals	5.9
Machinery	5.2
Capital Markets	4.4
Chemicals	3.8
Diversified Telecommunication Services	3.8
Automobiles	3.7
Insurance	3.1
Food Products	2.6
Electronic Equipment, Instruments & Components	2.5
Hotels, Restaurants & Leisure	2.4
Electrical Equipment	2.2
Trading Companies & Distributors	2.2

INDUSTRY	PERCENTAGE
Industrial Conglomerates	2.0%
Wireless Telecommunication Services	2.0
Semiconductors & Semiconductor Equipment	2.0
Auto Components	1.8
Specialty Retail	1.8
Food & Staples Retailing	1.7
Real Estate Management & Development	1.7
Textiles, Apparel & Luxury Goods	1.7
Media	1.5
Electric Utilities	1.5
Beverages	1.3
Marine	1.1
Consumer Finance	1.0
Diversified Financial Services	1.0
Others (each less than 1.0%)	11.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2010

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— New Turkish Lira
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	International Equity Index	$5	—	%(g)

	In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2.A are as follows (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$5,104	68.7%
	Emerging Markets Equity Fund	1,140,752	65.5
	Global Focus Fund	2,075	69.6
	International Equity Fund	603,544	94.2
	International Equity Index Fund	628,282	95.1
	International Opportunities Fund	295,062	93.3
	International Value Fund	1,460,843	96.2
	Intrepid International Fund	147,462	97.2

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Focus Fund		International Equity Fund
ASSETS:
Investments in non-affiliates, at value	$7,434		$1,644,769	$2,979		$634,738
Investments in affiliates, at value	—		95,628	—		15,309

Total investment securities, at value	7,434		1,740,397	2,979		650,047
Cash	27		375	168		334
Foreign currency, at value	2		4,826	55		89
Receivables:
Investment securities sold	—	(a)	5,565	53		164
Fund shares sold	—		8,268	13		840
Interest and dividends	15		1,114	3		1,212
Tax reclaims	—		—	2		745
Securities lending income	—		—	—		1
Unrealized appreciation on forward foreign currency exchange contracts	—		—	17		—
Due from Advisor	7		—	22		—
Prepaid expenses and other assets	58		—	—		—

Total Assets	7,543		1,760,545	3,312		653,432

LIABILITIES:
Payables:
Investment securities purchased	—		11,323	40		118
Collateral for securities lending program	—		—	—		9,304
Fund shares redeemed	—		1,205	—		831
Unrealized depreciation on forward foreign currency exchange contracts	—		—	50		—
Accrued liabilities:
Investment advisory fees	—		1,439	—		318
Administration fees	—	(a)	135	—		71
Shareholder servicing fees	1		296	1		70
Distribution fees	—	(a)	83	—	(a)	47
Custodian and accounting fees	25		449	12		70
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)	—	(a)
Deferred India capital gains tax	—		1,213	—		—
Transfer agent fees	3		174	1		134
Audit fees	52		43	46		46
Registration	—		4	18		32
Other	1		39	1		29

Total Liabilities	82		16,404	169		11,070

Net Assets	$7,461		$1,744,141	$3,143		$642,362

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Focus Fund	International Equity Fund
NET ASSETS:
Paid in capital	$7,799	$1,299,967	$3,295	$521,070
Accumulated undistributed net investment income	87	1,359	83	556
Accumulated net realized gains (losses)	(1,890)	(11,433)	(709)	(20,104)
Net unrealized appreciation (depreciation)	1,465	454,248	474	140,840

Total Net Assets	$7,461	$1,744,141	$3,143	$642,362

Net Assets:
Class A	$49	$253,037	$293	$131,125
Class B	—	10,812	—	4,543
Class C	49	40,757	214	23,370
Class R2	—	—	—	70
Class R5	50	—	100	242,131
Institutional Class	—	513,904	—	—
Select Class	7,313	925,631	2,536	241,123

Total	$7,461	$1,744,141	$3,143	$642,362

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4	10,791	21	9,785
Class B	—	467	—	350
Class C	4	1,771	15	1,818
Class R2	—	—	—	5
Class R5	4	—	7	17,866
Institutional Class	—	21,374	—	—
Select Class	525	38,885	180	17,787

Net Asset Value:
Class A — Redemption price per share	$13.91	$23.45	$14.05	$13.40
Class B — Offering price per share (b)	—	23.15	—	13.00
Class C — Offering price per share (b)	13.87	23.01	13.98	12.85
Class R2 — Offering and redemption price per share	—	—	—	13.37
Class R5 — Offering and redemption price per share	13.93	—	14.08	13.55
Institutional Class — Offering and redemption price per share	—	24.04	—	—
Select Class — Offering and redemption price per share	13.92	23.80	14.07	13.56
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.68	$24.75	$14.83	$14.14

Cost of investments in non-affiliates	$5,969	$1,189,526	$2,472	$494,009
Cost of investments in affiliates	—	95,628	—	15,309
Cost of foreign currency	2	4,608	55	89
Value of securities on loan	—	—	—	8,916

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2010 (continued)

(Amounts in thousands, except per share amounts)

	International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$660,209	$308,099	$1,478,480	$151,723
Investments in affiliates, at value	19,301	12,553	76,745	—	(a)

Total investment securities, at value	679,510	320,652	1,555,225	151,723
Cash	78	154	68	—
Foreign currency, at value	3,421	436	1,765	143
Deposits at broker for futures contracts	383	319	1,830	—
Receivables:
Investment securities sold	12,920	1,220	11,265	5,361
Fund shares sold	305	21	5,145	96
Interest and dividends	1,143	693	3,395	292
Tax reclaims	132	126	761	217
Securities lending income	17	11	51	—
Unrealized appreciation on forward foreign currency exchange contracts	—	4,899	23,308	—
Due from Advisor	20	—	—	—

Total Assets	697,929	328,531	1,602,813	157,832

LIABILITIES:
Payables:
Due to custodian	—	—	—	1,158
Investment securities purchased	11,972	1,491	13,993	4,435
Collateral for securities lending program	19,145	4,447	37,337	—
Fund shares redeemed	432	23	1,785	181
Variation margin on futures contracts	41	41	241	—
Unrealized depreciation on forward foreign currency exchange contracts	—	3,452	13,101	—
Accrued liabilities:
Investment advisory fees	307	159	733	83
Administration fees	13	26	122	7
Shareholder servicing fees	5	21	233	12
Distribution fees	42	4	46	7
Custodian and accounting fees	73	57	253	112
Trustees’ and Chief Compliance Officer’s fees	7	1	7	1
Deferred India capital gains tax	13	—	—	—
Other	262	83	328	145

Total Liabilities	32,312	9,805	68,179	6,141

Net Assets	$665,617	$318,726	$1,534,634	$151,691

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$473,607	$351,779	$1,716,753	$671,770
Accumulated undistributed net investment income	10,185	6,164	38,890	2,136
Accumulated net realized gains (losses)	(92,766)	(78,149)	(483,227)	(559,691)
Net unrealized appreciation (depreciation)	274,591	38,932	262,218	37,476

Total Net Assets	$665,617	$318,726	$1,534,634	$151,691

Net Assets:
Class A	$124,178	$13,904	$143,259	$23,960
Class B	6,503	949	5,337	—
Class C	18,148	849	19,646	1,489
Class R2	251	—	856	68
Institutional Class	—	272,487	421,538	99,766
Select Class	516,537	30,537	943,998	26,408

Total	$665,617	$318,726	$1,534,634	$151,691

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,524	1,053	10,721	1,444
Class B	370	72	405	—
Class C	986	66	1,510	90
Class R2	13	—	65	4
Institutional Class	—	20,299	31,027	5,890
Select Class	26,939	2,284	69,915	1,554

Net Asset Value:
Class A — Redemption price per share	$19.03	$13.20	$13.36	$16.59
Class B — Offering price per share (b)	17.57	13.09	13.18	—
Class C — Offering price per share (b)	18.41	12.84	13.01	16.61
Class R2 — Offering and redemption price per share	18.86	—	13.21	16.46
Institutional Class — Offering and redemption price per share	—	13.42	13.59	16.94
Select Class — Offering and redemption price per share	19.17	13.37	13.50	16.99
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.08	$13.93	$14.10	$17.51

Cost of investments in non-affiliates	$385,820	$270,653	$1,226,389	$114,274
Cost of investments in affiliates	19,301	12,553	76,745	— (a)
Cost of foreign currency	3,327	427	1,738	142
Value of securities on loan	18,205	4,236	35,883	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Focus Fund		International Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$193		$20,517	$59		$17,014
Interest income from affiliates	—	(a)	1	—		— (a)
Dividend income from affiliates	—		58	—		15
Income from securities lending (net)	—		—	—		610
Foreign taxes withheld	(14)		(925)	(4)		(1,459)

Total investment income	179		19,651	55		16,180

EXPENSES:
Investment advisory fees	63		10,992	22		4,694
Administration fees	6		1,020	3		546
Distribution fees:
Class A	—	(a)	451	—	(a)	319
Class B	—		80	—		37
Class C	1		225	1		171
Class R2	—		—	—		— (a)
Shareholder servicing fees:
Class A	—	(a)	451	—	(a)	319
Class B	—		27	—		12
Class C	—	(a)	75	—	(a)	57
Class R2	—		—	—		— (a)
Class R5	—	(a)	—	—	(a)	89
Institutional Class	—		400	—		—
Select Class	16		1,195	6		633
Custodian and accounting fees	55		1,382	56		270
Interest expense to affiliates	—		— (a)	—		2
Professional fees	78		76	66		68
Trustees’ and Chief Compliance Officer’s fees	—	(a)	12	—	(a)	8
Printing and mailing costs	4		221	8		121
Registration and filing fees	—	(a)	177	84		72
Transfer agent fees	7		704	4		329
Other	7		24	6		14

Total expenses	237		17,512	256		7,761

Less amounts waived	(72)		(150)	(26)		(1,383)
Less expense reimbursements	(63)		—	(196)		—

Net expenses	102		17,362	34		6,378

Net investment income (loss)	77		2,289	21		9,802

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,435		18,812	273		(7,375)
Foreign currency transactions	(1)		(541)	65		54

Net realized gain (loss)	1,434		18,271	338		(7,321)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	481		269,209 (b)	232		54,110
Foreign currency translations	—	(a)	202	(36)		68

Change in net unrealized appreciation (depreciation)	481		269,411	196		54,178

Net realized/unrealized gains (losses)	1,915		287,682	534		46,857

Change in net assets resulting from operations	$1,992		$289,971	$555		$56,659

(a)	Amount rounds to less than $1,000.
(b)	Net of change in deferred India Capital Gains Tax of approximately $(1,065,000) for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$— (a)
Dividend income from non-affiliates	23,338	6,866	51,195	6,544
Interest income from affiliates	2	— (a)	1	15
Dividend income from affiliates	12	9	41	6
Income from securities lending (net)	1,225	239	2,097	—
Foreign taxes withheld	(2,327)	(535)	(4,349)	(469)

Total investment income	22,250	6,579	48,985	6,096

EXPENSES:
Investment advisory fees	4,202	1,485	10,077	2,352
Administration fees	712	230	1,563	259
Distribution fees:
Class A	291	35	346	70
Class B	53	10	43	—
Class C	129	6	137	11
Class R2	1	—	2	— (a)
Shareholder servicing fees:
Class A	291	35	346	70
Class B	18	3	14	—
Class C	43	2	46	4
Class R2	1	—	1	— (a)
Institutional Class	—	203	399	92
Select Class	1,558	71	2,793	387
Custodian and accounting fees	599	175	946	278
Interest expense to affiliates	19	— (a)	9	15
Professional fees	61	65	46	74
Trustees’ and Chief Compliance Officer’s fees	8	4	18	3
Printing and mailing costs	123	11	238	68
Registration and filing fees	59	52	184	58
Transfer agent fees	549	72	1,134	93
Other	10	23	30	11

Total expenses	8,727	2,482	18,372	3,845

Less amounts waived	(1,935)	(93)	(252)	(534)

Net expenses	6,792	2,389	18,120	3,311

Net investment income (loss)	15,458	4,190	30,865	2,785

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,550)	(615)	(73,576)	59,538
Futures	82	(378)	8,355	(6,159)
Foreign currency transactions	(338)	2,873	17,504	(68)
Payment by affiliate (See Note 3)	20	—	—	—

Net realized gain (loss)	(3,786)	1,880	(47,717)	53,311

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	29,376 (b)	25,053	101,272	(24,333)
Futures	640	83	(268)	—
Foreign currency translations	301	865	4,183	(25)

Change in net unrealized appreciation (depreciation)	30,317	26,001	105,187	(24,358)

Net realized/unrealized gains (losses)	26,531	27,881	57,470	28,953

Change in net assets resulting from operations	$41,989	$32,071	$88,335	$31,738

(a)	Amount rounds to less than $1,000.
(b)	Net of change in deferred India Capital Gains Tax of approximately ($13,000) for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$77	$104	$2,289	$3,558
Net realized gain (loss)	1,434	(2,033)	18,271	(13,795)
Change in net unrealized appreciation (depreciation)	481	3,823	269,411	216,188

Change in net assets resulting from operations	1,992	1,894	289,971	205,951

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)	(303)	(719)
Class B
From net investment income	—	—	—	(62)
Class C
From net investment income	(1)	(1)	—	(64)
Class R5
From net investment income	(1)	(1)	—	—
Institutional Class
From net investment income	—	—	(1,509)	(2,758)
Select Class
From net investment income	(151)	(142)	(1,116)	(4,365)

Total distributions to shareholders	(154)	(145)	(2,928)	(7,968)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	154	145	648,370	268,670

NET ASSETS:
Change in net assets	1,992	1,894	935,413	466,653
Beginning of period	5,469	3,575	808,728	342,075

End of period	$7,461	$5,469	$1,744,141	$808,728

Accumulated undistributed net investment income	$87	$145	$1,359	$2,536

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Global Focus Fund		International Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21	$20	$9,802	$9,849
Net realized gain (loss)	338	(238)	(7,321)	(7,824)
Change in net unrealized appreciation (depreciation)	196	957	54,178	108,853

Change in net assets resulting from operations	555	739	56,659	110,878

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(2)	(1,890)	(1,589)
From net realized gains	—	—	—	(37,068)
Class B
From net investment income	—	—	(47)	(75)
From net realized gains	—	—	—	(2,278)
Class C
From net investment income	(1)	(1)	(233)	(324)
From net realized gains	—	—	—	(10,061)
Class R2 (a)
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	—	(22)
Class R5
From net investment income	(1)	(1)	(3,497)	(2,274)
From net realized gains	—	—	—	(37,418)
Select Class
From net investment income	(23)	(26)	(4,249)	(5,191)
From net realized gains	—	—	—	(112,931)

Total distributions to shareholders	(26)	(30)	(9,917)	(209,232)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	182	30	47,454	165,511

NET ASSETS:
Change in net assets	711	739	94,196	67,157
Beginning of period	2,432	1,693	548,166	481,009

End of period	$3,143	$2,432	$642,362	$548,166

Accumulated undistributed net investment income	$83	$23	$556	$584

(a)	Commencement of offering of class of shares effective November 3, 2008 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,458	$19,864	$4,190	$3,846
Net realized gain (loss)	(3,786)	(79,560)	1,880	(35,292)
Change in net unrealized appreciation (depreciation)	30,317	245,962	26,001	70,769

Change in net assets resulting from operations	41,989	186,266	32,071	39,323

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,807)	(3,656)	(365)	(138)
From net realized gains	—	(7,474)	—	—
Class B
From net investment income	(81)	(302)	(40)	(8)
From net realized gains	—	(828)	—	—
Class C
From net investment income	(200)	(375)	(16)	(3)
From net realized gains	—	(1,016)	—	—
Class R2 (a)
From net investment income	(3)	(2)	—	—
From net realized gains	—	(5)	—	—
Institutional Class
From net investment income	—	—	(4,519)	(3,282)
Select Class
From net investment income	(13,601)	(32,065)	(694)	(517)
From net realized gains	—	(61,778)	—	—

Total distributions to shareholders	(15,692)	(107,501)	(5,634)	(3,948)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(267,549)	11,707	86,553	12,802

NET ASSETS:
Change in net assets	(241,252)	90,472	112,990	48,177
Beginning of period	906,869	816,397	205,736	157,559

End of period	$665,617	$906,869	$318,726	$205,736

Accumulated undistributed net investment income	$10,185	$8,959	$6,164	$4,715

(a)	Commencement of offering of class of shares effective November 3, 2008 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,865	$27,618	$2,785	$7,958
Net realized gain (loss)	(47,717)	(232,503)	53,311	(244,500)
Change in net unrealized appreciation (depreciation)	105,187	506,572	(24,358)	307,918

Change in net assets resulting from operations	88,335	301,687	31,738	71,376

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,117)	(3,125)	(475)	(1,192)
Class B
From net investment income	(110)	(160)	—	—
Class C
From net investment income	(341)	(387)	(16)	(113)
Class R2 (a)
From net investment income	(12)	(2)	(1)	(4)
Institutional Class
From net investment income	(9,483)	(5,546)	(2,226)	(7,511)
Select Class
From net investment income	(29,353)	(24,451)	(5,283)	(32,144)

Total distributions to shareholders	(42,416)	(33,671)	(8,001)	(40,964)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(150,363)	558,187	(340,849)	(214,831)

NET ASSETS:
Change in net assets	(104,444)	826,203	(317,112)	(184,419)
Beginning of period	1,639,078	812,875	468,803	653,222

End of period	$1,534,634	$1,639,078	$151,691	$468,803

Accumulated undistributed net investment income	$38,890	$32,925	$2,136	$6,681

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$152,758	$93,400
Dividends and distributions reinvested	1	1	289	675
Cost of shares redeemed	—	—	(61,610)	(27,906)
Redemption fees	—	—	9	7

Change in net assets from Class A capital transactions	$1	$1	$91,446	$66,176

Class B
Proceeds from shares issued	$—	$—	$1,062	$2,566
Dividends and distributions reinvested	—	—	—	57
Cost of shares redeemed	—	—	(3,076)	(2,328)
Redemption fees	—	—	1	1

Change in net assets from Class B capital transactions	$—	$—	$(2,013)	$296

Class C
Proceeds from shares issued	$—	$—	$22,021	$13,432
Dividends and distributions reinvested	1	1	—	53
Cost of shares redeemed	—	—	(7,401)	(2,197)
Redemption fees	—	—	1	1

Change in net assets from Class C capital transactions	$1	$1	$14,621	$11,289

Class R5
Dividends and distributions reinvested	1	1	—	—

Change in net assets from Class R5 capital transactions	$1	$1	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$150,379	$155,331
Dividends and distributions reinvested	—	—	956	2,059
Cost of shares redeemed	—	—	(55,826)	(18,200)
Redemption fees	—	—	20	22

Change in net assets from Institutional Class capital transactions	$—	$—	$95,529	$139,212

Select Class
Proceeds from shares issued	$—	$—	$587,892	$171,112
Dividends and distributions reinvested	151	142	914	2,583
Cost of shares redeemed	—	—	(140,041)	(122,024)
Redemption fees	—	—	22	26

Change in net assets from Select Class capital transactions	$151	$142	$448,787	$51,697

Total change in net assets from capital transactions	$154	$145	$648,370	$268,670

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Emerging Economies Fund			Emerging Markets Equity Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009		Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	—	—		7,257	5,844
Reinvested	1	—	(a)	15	56
Redeemed	—	—		(2,955)	(1,969)

Change in Class A Shares	1	—	(a)	4,317	3,931

Class B
Issued	—	—		51	160
Reinvested	—	—		—	5
Redeemed	—	—		(150)	(171)

Change in Class B Shares	—	—		(99)	(6)

Class C
Issued	—	—		1,068	814
Reinvested	1	—	(a)	—	4
Redeemed	—	—		(368)	(152)

Change in Class C Shares	1	—	(a)	700	666

Class R5
Reinvested	1	—	(a)	—	—

Change in Class R5 Shares	1	—	(a)	—	—

Institutional Class
Issued	—	—		7,103	9,689
Reinvested	—	—		48	168
Redeemed	—	—		(2,726)	(1,298)

Change in Institutional Class Shares	—	—		4,425	8,559

Select Class
Issued	—	—		28,083	11,078
Reinvested	13	22		46	212
Redeemed	—	—		(6,623)	(8,620)

Change in Select Class Shares	13	22		21,506	2,670

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Focus Fund			International Equity Fund
	Year Ended 10/31/2010		Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$119		$—	$53,404	$64,416
Dividends and distributions reinvested	1		2	1,815	30,900
Cost of shares redeemed	(29)		—	(49,059)	(48,759)
Redemption fees	—		—	4	4

Change in net assets from Class A capital transactions	$91		$2	$6,164	$46,561

Class B
Proceeds from shares issued	$—		$—	$388	$1,146
Dividends and distributions reinvested	—		—	35	1,813
Cost of shares redeemed	—		—	(1,539)	(1,563)
Redemption fees	—		—	— (a)	— (a)

Change in net assets from Class B capital transactions	$—		$—	$(1,116)	$1,396

Class C
Proceeds from shares issued	$20		$—	$4,773	$8,929
Dividends and distributions reinvested	1		1	142	5,176
Cost of shares redeemed	—	(a)	—	(6,232)	(9,688)
Redemption fees	—		—	1	1

Change in net assets from Class C capital transactions	$21		$1	$(1,316)	$4,418

Class R2 (b)
Proceeds from shares issued	$—		$—	$—	$51
Dividends and distributions reinvested	—		—	1	23
Cost of shares redeemed	—		—	—	—
Redemption fees	—		—	—	— (a)

Change in net assets from Class R2 capital transactions	$—		$—	$1	$74

Class R5
Proceeds from shares issued	$—		$—	$92,066	$45,438
Dividends and distributions reinvested	1		1	3,141	39,641
Cost of shares redeemed	—		—	(16,242)	(12,381)
Redemption fees	—		—	6	4

Change in net assets from Class R5 capital transactions	$1		$1	$78,971	$72,702

Select Class
Proceeds from shares issued	$46		$—	$61,653	$102,044
Dividends and distributions reinvested	23		26	2,244	75,111
Cost of shares redeemed	—		—	(99,156)	(136,807)
Redemption fees	—		—	9	12

Change in net assets from Select Class capital transactions	$69		$26	$(35,250)	$40,360

Total change in net assets from capital transactions	$182		$30	$47,454	$165,511

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Global Focus Fund				International Equity Fund
	Year Ended 10/31/2010		Year Ended 10/31/2009		Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	9		—		4,228	6,260
Reinvested	—	(a)	—	(a)	158	3,303
Redeemed	(2)		—		(3,888)	(5,064)

Change in Class A Shares	7		—	(a)	498	4,499

Class B
Issued	—		—		31	115
Reinvested	—		—		3	200
Redeemed	—		—		(127)	(162)

Change in Class B Shares	—		—		(93)	153

Class C
Issued	1		—		391	945
Reinvested	—	(a)	—	(a)	13	576
Redeemed	—	(a)	—		(522)	(941)

Change in Class C Shares	1		—	(a)	(118)	580

Class R2 (b)
Issued	—		—		—	3
Reinvested	—		—		— (a)	2

Change in Class R2 Shares	—		—		— (a)	5

Class R5
Issued	—		—		7,273	3,936
Reinvested	—	(a)	—	(a)	265	4,191
Redeemed	—		—		(1,259)	(1,253)

Change in Class R5 Shares	—	(a)	—	(a)	6,279	6,874

Select Class
Issued	3		—		4,820	10,616
Reinvested	2		4		190	7,956
Redeemed	—		—		(8,133)	(12,747)

Change in Select Class Shares	5		4		(3,123)	5,825

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42,734	$35,488	$6,352	$6,039
Dividends and distributions reinvested	1,646	9,865	355	129
Cost of shares redeemed	(36,427)	(28,466)	(7,711)	(1,738)
Redemption fees	6	2	— (a)	— (a)

Change in net assets from Class A capital transactions	$7,959	$16,889	$(1,004)	$4,430

Class B
Proceeds from shares issued	$276	$917	$479	$938
Dividends and distributions reinvested	76	1,085	39	8
Cost of shares redeemed	(2,397)	(2,887)	(1,352)	(451)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(2,045)	$(885)	$(834)	$495

Class C
Proceeds from shares issued	$6,869	$6,021	$520	$534
Dividends and distributions reinvested	173	1,166	13	1
Cost of shares redeemed	(5,881)	(2,860)	(367)	(89)
Redemption fees	1	— (a)	— (a)	— (a)

Change in net assets from Class C capital transactions	$1,162	$4,327	$166	$446

Class R2 (b)
Proceeds from shares issued	$55	$220	$—	$—
Dividends and distributions reinvested	1	7	—	—
Cost of shares redeemed	(57)	(1)	—	—
Redemption fees	— (a)	— (a)	—	—

Change in net assets from Class R2 capital transactions	$(1)	$226	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$104,249	$27,508
Dividends and distributions reinvested	—	—	3,546	2,318
Cost of shares redeemed	—	—	(19,076)	(22,350)
Redemption fees	—	—	4	2

Change in net assets from Institutional Class capital transactions	$—	$—	$88,723	$7,478

Select Class
Proceeds from shares issued	$117,431	$241,760	$4,689	$4,149
Dividends and distributions reinvested	680	30,857	384	297
Cost of shares redeemed	(392,764)	(281,483)	(5,572)	(4,494)
Redemption fees	29	16	1	1

Change in net assets from Select Class capital transactions	$(274,624)	$(8,850)	$(498)	$(47)

Total change in net assets from capital transactions	$(267,549)	$11,707	$86,553	$12,802

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	2,380	2,335	519	623
Reinvested	91	685	29	14
Redeemed	(2,066)	(1,956)	(633)	(172)

Change in Class A Shares	405	1,064	(85)	465

Class B
Issued	17	67	38	98
Reinvested	4	81	3	1
Redeemed	(146)	(218)	(112)	(45)

Change in Class B Shares	(125)	(70)	(71)	54

Class C
Issued	395	379	42	54
Reinvested	10	83	1	— (a)
Redeemed	(354)	(201)	(31)	(9)

Change in Class C Shares	51	261	12	45

Class R2 (b)
Issued	3	13	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(3)	— (a)	—	—

Change in Class R2 Shares	— (a)	13	—	—

Institutional Class
Issued	—	—	8,434	2,648
Reinvested	—	—	285	242
Redeemed	—	—	(1,517)	(2,261)

Change in Institutional Class Shares	—	—	7,202	629

Select Class
Issued	6,652	15,961	382	400
Reinvested	37	2,081	31	31
Redeemed	(22,658)	(18,752)	(464)	(445)

Change in Select Class Shares	(15,969)	(710)	(51)	(14)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,999	$87,967	$20,658	$16,644
Dividends and distributions reinvested	2,371	2,077	436	1,011
Cost of shares redeemed	(63,715)	(55,160)	(23,179)	(9,321)
Redemption fees	3	8	— (a)	— (a)

Change in net assets from Class A capital transactions	$(2,342)	$34,892	$(2,085)	$8,334

Class B
Proceeds from shares issued	$148	$647	$—	$—
Dividends and distributions reinvested	89	130	—	—
Cost of shares redeemed	(1,813)	(2,510)	—	—
Redemption fees	— (a)	1	—	—

Change in net assets from Class B capital transactions	$(1,576)	$(1,732)	$—	$—

Class C
Proceeds from shares issued	$3,844	$7,778	$236	$333
Dividends and distributions reinvested	186	195	13	79
Cost of shares redeemed	(3,957)	(4,869)	(394)	(777)
Redemption fees	— (a)	1	— (a)	— (a)

Change in net assets from Class C capital transactions	$73	$3,105	$(145)	$(365)

Class R2 (b)
Proceeds from shares issued	$859	$536	$—	$50
Dividends and distributions reinvested	2	2	1	4
Cost of shares redeemed	(464)	(106)	—	—
Redemption fees	— (a)	— (a)	—	— (a)

Change in net assets from Class R2 capital transactions	$397	$432	$1	$54

Institutional Class
Proceeds from shares issued	$294,459	$212,949	$37,640	$49,941
Dividends and distributions reinvested	3,023	1,627	664	71
Cost of shares redeemed	(233,179)	(77,572)	(62,299)	(56,256)
Redemption fees	8	15	1	1

Change in net assets from Institutional Class capital transactions	$64,311	$137,019	$(23,994)	$(6,243)

Select Class
Proceeds from shares issued	$550,466	$727,606	$7,296	$85,691
Dividends and distributions reinvested	1,759	1,646	61	388
Cost of shares redeemed	(763,471)	(344,843)	(321,984)	(302,693)
Redemption fees	20	62	1	3

Change in net assets from Select Class capital transactions	$(211,226)	$384,471	$(314,626)	$(216,611)

Total change in net assets from capital transactions	$(150,363)	$558,187	$(340,849)	$(214,831)

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2010	Year Ended 10/31/2009	Year Ended 10/31/2010	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	4,805	8,804	1,352	1,269
Reinvested	192	215	29	86
Redeemed	(5,246)	(5,727)	(1,505)	(751)

Change in Class A Shares	(249)	3,292	(124)	604

Class B
Issued	12	63	—	—
Reinvested	7	14	—	—
Redeemed	(153)	(262)	—	—

Change in Class B Shares	(134)	(185)	—	—

Class C
Issued	317	795	16	23
Reinvested	16	21	1	6
Redeemed	(335)	(515)	(26)	(63)

Change in Class C Shares	(2)	301	(9)	(34)

Class R2 (b)
Issued	67	43	—	4
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(37)	(8)	—	—

Change in Class R2 Shares	30	35	— (a)	4

Institutional Class
Issued	23,378	21,286	2,453	4,125
Reinvested	241	167	43	6
Redeemed	(20,449)	(7,855)	(4,002)	(4,597)

Change in Institutional Class Shares	3,170	13,598	(1,506)	(466)

Select Class
Issued	44,547	69,961	460	6,731
Reinvested	141	170	4	32
Redeemed	(66,104)	(33,021)	(20,518)	(23,809)

Change in Select Class Shares	(21,416)	37,110	(20,054)	(17,046)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economies Fund
Class A
Year Ended October 31, 2010	$10.47	$0.11	(e)	$3.60	$3.71	$(0.27)
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)
February 28, 2008 (f) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—

Class C
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)
February 28, 2008 (f) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—

Class R5
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)
February 28, 2008 (f) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—

Select Class
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)
February 28, 2008 (f) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Includes interest expense of 0.01%.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.91	36.12%	$49	1.85%		0.96%	3.99%		156%
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(g)	2.37	5.30	(h)	110

13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(g)	1.86	5.81	(h)	110

13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(g)	2.82	4.86	(h)	110

13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(g)	2.62	5.05	(h)	110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2010	$18.79	$(0.01	)(e)	$4.71	$4.70	$(0.04)	$—	(f)
Year Ended October 31, 2009	12.66	0.07	(e)	6.31	6.38	(0.25)	—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)
Class B
Year Ended October 31, 2010	18.60	(0.12	)(e)	4.67	4.55	—	—	(f)
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)
Class C
Year Ended October 31, 2010	18.49	(0.11	)(e)	4.63	4.52	—	—	(f)
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (g) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)
Institutional Class
Year Ended October 31, 2010	19.23	0.08	(e)	4.82	4.90	(0.09)	—	(f)
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)
Select Class
Year Ended October 31, 2010	19.04	0.05	(e)	4.77	4.82	(0.06)	—	(f)
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.45	25.08%	$253,037	1.82%	(0.03)%	1.83%	14%
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26
16.42	34.50	25,722	1.88	0.36	1.88	4

23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26
16.26	33.94	8,812	2.37	(0.14)	2.38	4

23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26
16.26	6.90	1,903	2.45	(0.48)	2.46	4

24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26
16.79	35.14	92,060	1.43	0.77	1.47	4

23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26
16.62	34.85	263,684	1.62	0.60	1.62	4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Focus Fund
Class A
Year Ended October 31, 2010	$11.59	$0.06	$2.51	$2.57	$(0.11)	$—	$(0.11)
Year Ended October 31, 2009	8.22	0.08	3.42	3.50	(0.13)	—	(0.13)
Year Ended October 31, 2008	16.56	0.12	(8.07)	(7.95)	(0.02)	(0.37)	(0.39)
March 30, 2007 (e) through October 31, 2007	15.00	0.07	1.49	1.56	—	—	—

Class C
Year Ended October 31, 2010	11.55	0.01	2.48	2.49	(0.06)	—	(0.06)
Year Ended October 31, 2009	8.17	0.04	3.41	3.45	(0.07)	—	(0.07)
Year Ended October 31, 2008	16.51	0.06	(8.03)	(7.97)	—	(0.37)	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.03	1.48	1.51	—	—	—

Class R5
Year Ended October 31, 2010	11.61	0.13	2.49	2.62	(0.15)	—	(0.15)
Year Ended October 31, 2009	8.25	0.12	3.42	3.54	(0.18)	—	(0.18)
Year Ended October 31, 2008	16.60	0.18	(8.08)	(7.90)	(0.08)	(0.37)	(0.45)
March 30, 2007 (e) through October 31, 2007	15.00	0.11	1.49	1.60	—	—	—

Select Class
Year Ended October 31, 2010	11.60	0.11	2.49	2.60	(0.13)	—	(0.13)
Year Ended October 31, 2009	8.24	0.10	3.41	3.51	(0.15)	—	(0.15)
Year Ended October 31, 2008	16.58	0.16	(8.08)	(7.92)	(0.05)	(0.37)	(0.42)
March 30, 2007 (e) through October 31, 2007	15.00	0.10	1.48	1.58	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.05	22.26%	$293	1.45%	0.57%	9.89%	97%
11.59	43.34	161	1.45	0.87	10.11	119
8.22	(49.02)	112	1.45	0.97	6.94	264
16.56	10.40	221	1.45	0.80	11.93	135

13.98	21.59	214	1.95	0.09	10.10	97
11.55	42.63	159	1.95	0.37	10.61	119
8.17	(49.26)	112	1.95	0.47	7.44	264
16.51	10.07	220	1.95	0.30	12.43	135

14.08	22.75	100	1.00	1.04	9.15	97
11.61	44.06	82	1.00	1.32	9.65	119
8.25	(48.79)	57	1.00	1.42	6.48	264
16.60	10.67	111	1.00	1.25	11.48	135

14.07	22.57	2,536	1.20	0.84	9.36	97
11.60	43.67	2,030	1.20	1.12	9.86	119
8.24	(48.86)	1,412	1.20	1.22	6.69	264
16.58	10.53	2,764	1.20	1.05	11.68	135

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2010	$12.33	$0.18	(e)	$1.07		$1.25	$(0.18)	$—	$(0.18)	$—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)(g)	1.98	(g)	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)		(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72		7.19	(0.52)	(1.62)	(2.14)	—	(f)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29		7.67	(0.44)	(0.53)	(0.97)	—	(f)

Class B
Year Ended October 31, 2010	11.97	0.11	(e)	1.04		1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)(g)	1.92	(g)	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)		(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65		6.90	(0.41)	(1.62)	(2.03)	—	(f)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25		7.42	(0.28)	(0.53)	(0.81)	—	(f)

Class C
Year Ended October 31, 2010	11.85	0.11	(e)	1.01		1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)(g)	1.89	(g)	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)		(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63		6.88	(0.42)	(1.62)	(2.04)	—	(f)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19		7.39	(0.32)	(0.53)	(0.85)	—	(f)

Class R2
Year Ended October 31, 2010	12.31	0.15	(e)	1.06		1.21	(0.15)	—	(0.15)	—
November 3, 2008 (k) through October 31, 2009	18.29	0.18	(e)(g)	1.96	(g)	2.14	(0.19)	(7.93)	(8.12)	—	(f)

Class R5
Year Ended October 31, 2010	12.47	0.23	(e)	1.09		1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)(g)	2.01	(g)	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)		(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72		7.38	(0.67)	(1.62)	(2.29)	—	(f)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82		0.96	(0.40)	—	(0.40)	—	(f)

Select Class
Year Ended October 31, 2010	12.47	0.22	(e)	1.08		1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)(g)	2.00	(g)	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)		(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74		7.30	(0.59)	(1.62)	(2.21)	—	(f)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27		7.78	(0.52)	(0.53)	(1.05)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88, $1.95 and $2.00 and the total return would have been 26.65%, 26.85% and 27.82% for Class C, Class R2 and Class R5 Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares. The impact on net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Select Class Shares.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Includes interest expense of 0.04%
(j)	Includes interest expense of 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.40	10.42%		$131,125	1.31%		1.44%		1.54%	15%
12.33	27.39	(g)	114,557	1.31		1.90	(g)	1.62	14
18.28	(43.95	)(h)	87,531	1.35	(i)	2.33		1.64	13
42.57	19.93		181,682	1.32	(j)	1.20		1.51	14
37.52	25.32		140,985	1.31		1.08		1.49	22

13.00	9.82		4,543	1.86		0.89		2.04	15
11.97	26.72	(g)	5,303	1.87		1.44	(g)	2.12	14
18.01	(44.27	)(h)	5,225	1.91		1.74		2.14	13
42.13	19.25		13,236	1.87		0.64		2.00	14
37.26	24.57		11,734	1.92		0.50		1.99	22

12.85	9.69		23,370	1.86		0.88		2.04	15
11.85	26.76	(g)	22,934	1.87		1.46	(g)	2.12	14
17.92	(44.24	)(h)	24,300	1.91		1.74		2.14	13
41.95	19.25		61,023	1.87		0.65		2.01	14
37.11	24.57		46,106	1.91		0.57		1.99	22

13.37	10.07		70	1.56		1.17		1.79	15
12.31	26.95	(g)	64	1.56		1.76	(g)	1.85	14

13.55	10.86		242,131	0.86		1.86		1.10	15
12.47	27.92	(g)	144,494	0.86		2.39	(g)	1.16	14
18.38	(43.70	)(h)	86,640	0.90	(i)	2.86		1.19	13
42.72	20.45		76,309	0.87	(j)	1.67		1.06	14
37.63	2.67		30,533	0.86		0.82		1.07	22

13.56	10.72		241,123	1.06		1.74		1.29	15
12.47	27.73	(g)	260,814	1.06		2.28	(g)	1.37	14
18.38	(43.82	)(h)	277,313	1.10	(i)	2.10		1.37	13
42.72	20.21		3,202,097	1.07	(j)	1.42		1.25	14
37.63	25.66		4,098,105	1.06		1.46		1.24	22

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2010	$17.89	$0.33	(e)	$1.10	(f)	$1.43	$(0.29)	$—	$(0.29)	$—	(g)
Year Ended October 31, 2009	16.27	0.36	(e)(h)	3.52	(h)	3.88	(0.70)	(1.56)	(2.26)	—	(g)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(g)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(g)
July 1, 2006 through October 31, 2006 (j)	24.55	0.06		2.02		2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90		5.33	(0.35)	—	(0.35)	—	(g)

Class B
Year Ended October 31, 2010	16.54	0.18	(e)	1.02	(f)	1.20	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2009	15.13	0.24	(e)(h)	3.25	(h)	3.49	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(g)
July 1, 2006 through October 31, 2006 (j)	23.04	0.02		1.87		1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62		4.87	(0.25)	—	(0.25)	—	(g)

Class C
Year Ended October 31, 2010	17.35	0.20	(e)	1.06	(f)	1.26	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2009	15.78	0.24	(e)(h)	3.41	(h)	3.65	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(g)
July 1, 2006 through October 31, 2006 (j)	23.97	0.01		1.96		1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81		5.05	(0.20)	—	(0.20)	—	(g)

Class R2
Year Ended October 31, 2010	17.76	0.28	(e)	1.10	(f)	1.38	(0.28)	—	(0.28)	—	(g)
November 3, 2008 (l) through October 31, 2009	16.32	0.27	(e)(h)	3.48	(h)	3.75	(0.75)	(1.56)	(2.31)	—	(g)

Select Class
Year Ended October 31, 2010	18.01	0.37	(e)	1.12	(f)	1.49	(0.33)	—	(0.33)	—	(g)
Year Ended October 31, 2009	16.39	0.42	(e)(h)	3.51	(h)	3.93	(0.75)	(1.56)	(2.31)	—	(g)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(g)
July 1, 2006 through October 31, 2006 (j)	24.67	0.10		2.02		2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95		5.41	(0.39)	—	(0.39)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(g)	Amount rounds to less than $0.01.
(h)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.48, $3.22, $3.38, $3.45 and $3.48 and the total return would have been 27.45%, 26.55%, 26.52%, 26.75% and 27.81% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, and Select Class Shares.
(i)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(j)	The Fund changed its fiscal year end from June 30 to October 31.
(k)	Amount rounds to less than 1%.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.03	8.09	%(f)	$124,178	1.07%	1.89%		1.34%	39%
17.89	27.74	(h)	109,441	1.07	2.40	(h)	1.37	37
16.27	(47.49	)(i)	82,272	1.07	2.97		1.27	18
33.43	28.72		139,828	1.07	1.72		1.28	15
26.63	8.47		91,809	1.07	0.86		1.28	—	(k)
24.55	27.41		82,186	1.07	1.87		1.29	12

17.57	7.32	(f)	6,503	1.80	1.11		1.83	39
16.54	26.78	(h)	8,179	1.80	1.72	(h)	1.87	37
15.13	(47.88	)(i)	8,547	1.77	2.18		1.77	18
31.25	27.87		21,693	1.77	1.03		1.77	15
24.93	8.20		20,192	1.77	0.16		1.78	—	(k)
23.04	26.54		20,317	1.78	1.17		1.79	12

18.41	7.34	(f)	18,148	1.80	1.19		1.83	39
17.35	26.74	(h)	16,231	1.80	1.63	(h)	1.87	37
15.78	(47.85	)(i)	10,639	1.77	2.16		1.77	18
32.52	27.83		23,567	1.78	1.03		1.78	15
25.94	8.22		13,871	1.77	0.16		1.78	—	(k)
23.97	26.48		12,718	1.78	1.08		1.79	12

18.86	7.88	(f)	251	1.32	1.62		1.59	39
17.76	26.96	(h)	234	1.32	1.77	(h)	1.62	37

19.17	8.37	(f)	516,537	0.82	2.08		1.08	39
18.01	28.02	(h)	772,784	0.82	2.76	(h)	1.12	37
16.39	(47.35	)(i)	714,939	0.82	3.09		1.02	18
33.65	29.02		1,584,921	0.82	1.97		1.03	15
26.79	8.59		1,243,966	0.82	1.12		1.03	—	(k)
24.67	27.74		1,170,044	0.82	1.99		1.04	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2010	$12.10	$0.15	(e)	$1.24		$1.39	$(0.29)	$—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)(g)	2.16	(g)	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)		(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31		3.57	(0.17)	—	(f)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40		3.55	(0.17)	—	(f)

Class B
Year Ended October 31, 2010	12.03	0.08	(e)	1.23		1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)(g)	2.16	(g)	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)		(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27		3.45	(0.11)	—	(f)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36		3.45	(0.12)	—	(f)

Class C
Year Ended October 31, 2010	11.82	0.09	(e)	1.20		1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)(g)	2.11	(g)	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)		(8.12)	(0.32)	—	(f)
July 31, 2007 (h) through October 31, 2007	16.88	(0.03	)(e)	1.36		1.33	—	—	(f)

Institutional Class
Year Ended October 31, 2010	12.29	0.22	(e)	1.24		1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)(g)	2.18	(g)	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)		(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37		3.71	(0.24)	—	(f)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48		3.67	(0.24)	—	(f)

Select Class
Year Ended October 31, 2010	12.24	0.19	(e)	1.25		1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)(g)	2.18	(g)	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)		(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34		3.64	(0.20)	—	(f)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46		3.63	(0.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.15, $2.14, $2.10, $2.17 and $2.17 , the total return would have been 24.07%, 23.41%, 23.40%, 24.60% and 24.31% and the net investment income (loss) ratio would have been 1.83%, 1.33%, 1.19%, 1.19%, 2.40% and 2.11% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively. The net investment income (loss) per share would have been $0.12 for Class C Shares. The impact on net investment income (loss) per share was less than $0.01 for Class A, Class B, Institutional Class and Select Class Shares.
(h)	Commencement of offering of class of shares.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.20	11.67%	$13,904	1.34%		1.23%		1.36%	57%
12.10	24.17 (g)	13,773	1.41		1.84	(g)	1.42	85
9.95	(45.06)	6,700	1.39		1.99		1.39	70
18.40	23.98	13,255	1.39		1.58		1.40	92
15.00	30.88	11,261	1.42		1.12		1.56	92

13.09	11.01	949	1.85		0.65		1.86	57
12.03	23.62 (g)	1,716	1.91		1.34	(g)	1.92	85
9.83	(45.31)	879	1.89		1.48		1.89	70
18.20	23.30	2,023	1.89		1.06		1.90	92
14.86	30.17	1,396	1.92		0.65		2.06	92

12.84	11.05	849	1.85		0.77		1.86	57
11.82	23.50 (g)	636	1.91		1.20	(g)	1.92	85
9.77	(45.31)	87	1.89		1.58		1.89	70
18.21	7.88	77	1.90		(0.69)		1.94	92

13.42	12.12	272,487	0.91		1.75		0.96	57
12.29	24.70 (g)	161,023	0.92		2.41	(g)	1.02	85
10.13	(44.77)	126,248	0.92		2.48		0.98	70
18.72	24.58	154,596	0.93	(i)	1.99		1.00	92
15.25	31.48	77,502	0.92		1.33		1.15	92

13.37	11.93	30,537	1.09		1.56		1.11	57
12.24	24.41 (g)	28,588	1.16		2.12	(g)	1.17	85
10.07	(44.87)	23,645	1.14		2.20		1.14	70
18.60	24.22	63,875	1.14		1.78		1.15	92
15.16	31.25	55,237	1.17		1.24		1.30	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2010	$12.27	$0.17	(e)	$1.20	$1.37	$(0.28)	$—	$(0.28)	$—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)

Class B
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)	—	(f)

Class C
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)
July 11, 2006 (g) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—	—	(f)

Class R2
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Institutional Class
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)	—	(f)

Select Class
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.36	11.35%	$143,259	1.34%	1.41%	1.35%	92%
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92
16.65	33.85	23,013	1.39	2.65	1.39	80

13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92
16.37	33.20	7,790	1.89	2.27	1.90	80

13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92
16.37	8.70	1,691	1.92	0.03	1.93	80

13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92
16.83	34.47	51,749	0.94	2.82	1.01	80

13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92
16.76	34.22	259,906	1.14	2.63	1.14	80

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2010	$14.99	$0.12	(e)	$1.73	$1.85	$(0.25)	$—	$(0.25)	$—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)

Class C
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—	—	(f)

Class R2
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)	—	(f)

Select Class
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.59	12.54%	$23,960	1.50%		0.78%	1.73%	92%
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92

16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(g)	1.29	1.87	95

16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92

16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Focus Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Prior to November 1, 2010, the Emerging Economies Fund was not publicly offered for investment.

Prior to April 30, 2010, the Global Focus Fund was not publicly offered for investment.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Participation Notes
India	$140	$92	$—	$232

Total Participation Notes	140	92	—	232

Common Stocks
Brazil	494	232	—	726
Canada	82	—	—	82
China	43	433	—	476
Egypt	—	102	—	102
Hong Kong	—	791	—	791
India	142	—	—	142
Indonesia	—	70	—	70
Malaysia	—	52	—	52
Mexico	228	—	—	228
Poland	—	203	—	203
Russia	—	570	—	570
South Africa	—	602	—	602
South Korea	—	1,238	—	1,238
Taiwan	—	761	—	761
Thailand	—	297	—	297
Turkey	—	407	—	407

Total Common Stocks	989	5,758	—	6,747

Preferred Stocks
Brazil	169	286	—	455

Total Preferred Stocks	169	286	—	455

Total Investments in Securities	$1,298	$6,136	$—	$7,434

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$68,543	$—	$—	$68,543
Chile	—	22,529	—	22,529
China	—	241,609	—	241,609
Egypt	—	20,562	—	20,562
Hong Kong	—	175,068	—	175,068
Hungary	—	19,595	—	19,595
India	30,882	186,408	—	217,290
Indonesia	—	60,272	—	60,272
Luxembourg	—	36,921	—	36,921
Malaysia	—	5,704	—	5,704
Mexico	52,399	23,805	—	76,204
Russia	9,578	59,791	—	69,369
South Africa	—	111,937	—	111,937
South Korea	—	156,221	—	156,221
Taiwan	—	89,761	—	89,761
Turkey	—	55,534	—	55,534
United States	19,828	—	—	19,828

Total Common Stocks	181,230	1,265,717	—	1,446,947

Preferred Stocks
Brazil	97,283	100,539	—	197,822

Total Preferred Stocks	97,283	100,539	—	197,822

Short-Term Investment
Investment Company	95,628	—	—	95,628

Total Investments in Securities	$374,141	$1,366,256	$—	$1,740,397

Global Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$64	$30	$—	$94
Austria	—	67	—	67
Belgium	—	29	—	29
Brazil	37	—	—	37
Canada	51	—	—	51
China	—	59	—	59
Denmark	—	59	—	59
Finland	—	55	—	55
France	—	194	—	194
Germany	—	222	—	222
Greece	—	5	—	5
Hong Kong	—	133	—	133
Indonesia	—	84	—	84
Ireland	—	32	—	32
Israel	—	25	—	25
Italy	—	39	—	39
Japan	—	311	—	311
Netherlands	13	108	—	121
Norway	—	65	—	65

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Global Focus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Africa	$—	$29	$—	$29
Spain	—	74	—	74
Switzerland	45	—	—	45
Taiwan	—	36	—	36
United Arab Emirates	—	25	—	25
United Kingdom	—	421	—	421
United States	667	—	—	667

Total Common Stocks	877	2,102	—	2,979

Total Investments in Securities	$877	$2,102	$—	$2,979

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$17	$—	$17

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(50)	$—	$(50)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,332	$—	$20,332
Belgium	—	6,697	—	6,697
Brazil	7,492	2,610	—	10,102
China	—	10,852	—	10,852
France	—	89,593	—	89,593
Germany	—	44,553	—	44,553
Hong Kong	—	21,356	—	21,356
Ireland	—	9,313	—	9,313
Israel	—	5,387	—	5,387
Italy	—	9,303	—	9,303
Japan	—	104,310	—	104,310
Mexico	—	5,750	—	5,750
Netherlands	—	34,757	—	34,757
South Korea	—	4,850	—	4,850
Spain	—	23,038	—	23,038
Sweden	—	4,306	—	4,306
Switzerland	—	69,968	—	69,968
Taiwan	—	5,106	—	5,106
United Kingdom	—	148,389	—	148,389

Total Common Stocks	7,492	620,470	—	627,962

Preferred Stock
Germany	—	6,387	—	6,387

Total Preferred Stock	—	6,387	—	6,387

Rights
United Kingdom	—	389	—	389
Short-Term Investment
Investment Company	6,005	—	—	6,005
Investment of Cash Collateral for Securities on Loan
Investment Company	9,304	—	—	9,304

Total Investments in Securities	$22,801	$627,246	$—	$650,047

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$26,289	$—	(a)	$26,289
Austria	—	10,505	—		10,505
Belgium	—	12,248	—		12,248
Bermuda	—	1,039	—		1,039
Brazil	1,242	—	—		1,242
Chile	4,038	1,045	—		5,083
China	—	3,816	—		3,816
Cyprus	—	779	—		779
Denmark	—	7,977	—		7,977
Finland	—	6,120	—		6,120
France	—	69,060	—		69,060
Germany	—	84,471	—		84,471
Greece	—	6,806	—		6,806
Hong Kong	—	6,602	—		6,602
Hungary	—	5,214	—		5,214
India	—	5,201	—		5,201
Ireland	—	5,793	—		5,793
Israel	93	4,354	—		4,447
Italy	—	53,276	—		53,276
Japan	—	115,337	—		115,337
Luxembourg	—	4,344	—		4,344
Macau	—	182	—		182
Mexico	5,467	89	—		5,556
Netherlands	—	25,757	—		25,757
New Zealand	—	2,880	—		2,880
Norway	—	9,522	—		9,522
Philippines	—	5,027	—		5,027
Portugal	—	6,261	—		6,261
Singapore	—	4,603	—		4,603
South Africa	—	5,254	—		5,254
South Korea	—	5,247	—		5,247
Spain	—	41,263	—		41,263
Sweden	—	10,986	—		10,986
Switzerland	—	13,873	—		13,873
Taiwan	—	4,703	—		4,703
Thailand	—	4,937	—		4,937
Turkey	—	5,711	—		5,711
United Kingdom	—	49,438	5		49,443
United States	—	117	—		117

Total Common Stocks	10,840	626,126	5		636,971

Preferred Stocks
Brazil	4,352	—	—		4,352
Germany	—	5,541	—		5,541

Total Preferred Stocks	4,352	5,541	—		9,893

Investment Companies	13,268	—	—		13,268
Rights
Spain	—	70	—		70
Warrants
France	—	3	—		3
Hong Kong	—	2	—		2
Italy	—	2	—		2

Total Warrants	—	7	—		7

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

International Equity Index Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$156	$—	$—	$156
Investment of Cash Collateral for Securities on Loan
Investment Company	19,145	—	—	19,145

Total Investments in Securities	$47,761	$631,744	$5	$679,510

Appreciation in Other Financial Instruments
Futures Contracts	$91	$—	$—	$91

Depreciation in Other Financial Instruments
Futures Contracts	$(23)	$—	$—	$(23)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,065	$—	$7,065
Austria	—	3,244	—	3,244
Belgium	—	2,807	—	2,807
Canada	5,052	—	—	5,052
China	—	4,111	—	4,111
Finland	—	2,328	—	2,328
France	—	34,347	—	34,347
Germany	—	20,116	—	20,116
Hong Kong	—	15,137	—	15,137
India	2,818	—	—	2,818
Indonesia	—	3,229	—	3,229
Ireland	—	5,389	—	5,389
Israel	—	1,822	—	1,822
Italy	—	3,722	—	3,722
Japan	—	55,608	—	55,608
Luxembourg	—	4,455	—	4,455
Netherlands	—	28,837	—	28,837
Norway	—	3,260	—	3,260
Singapore	—	2,113	—	2,113
South Korea	—	2,392	—	2,392
Spain	—	9,902	—	9,902
Switzerland	—	7,718	—	7,718
Taiwan	—	6,312	—	6,312
United Kingdom	—	71,712	—	71,712

Total Common Stocks	7,870	295,626	—	303,496

Preferred Stock
Germany	—	4,603	—	4,603

Total Preferred Stock	—	4,603	—	4,603

Short-Term Investment
Investment Company	8,106	—	—	8,106
Investment of Cash Collateral for Securities on Loan
Investment Company	4,447	—	—	4,447

Total Investments in Securities	$20,423	$300,229	$—	$320,652

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

International Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,899	$—	$4,899
Futures Contracts	50	—	—	50

Total Appreciation in Other Financial Instruments	$50	$4,899	$—	$4,949

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,452)	$—	$(3,452)
Futures Contracts	(56)	—	—	(56)

Total Depreciation in Other Financial Instruments	$(56)	$(3,452)	$—	$(3,508)

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,202	$—	$20,202
Austria	—	14,072	—	14,072
Belgium	—	17,571	—	17,571
Canada	17,637	—	—	17,637
China	—	14,636	—	14,636
Finland	—	18,845	—	18,845
France	—	204,363	—	204,363
Germany	—	126,593	—	126,593
Hong Kong	—	41,921	—	41,921
Indonesia	—	12,669	—	12,669
Ireland	—	12,504	—	12,504
Italy	—	14,687	—	14,687
Japan	—	256,174	—	256,174
Luxembourg	—	12,267	—	12,267
Netherlands	—	145,542	—	145,542
Norway	—	36,114	—	36,114
Portugal	—	17,587	—	17,587
Singapore	—	13,842	—	13,842
South Africa	—	12,534	—	12,534
South Korea	—	13,535	—	13,535
Spain	—	62,768	—	62,768
Switzerland	—	36,691	—	36,691
Taiwan	—	13,183	—	13,183
United Kingdom	—	317,322	—	317,322

Total Common Stocks	17,637	1,435,622	—	1,453,259

Preferred Stock
Germany	—	25,221	—	25,221

Total Preferred Stock	—	25,221	—	25,221

Short-Term Investment
Investment Company	39,408	—	—	39,408
Investment of Cash Collateral for Securities on Loan
Investment Company	37,337	—	—	37,337

Total Investments in Securities	$94,382	$1,460,843	$—	$1,555,225

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$23,308	$—	$23,308

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

International Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(13,101)	$—	$(13,101)
Futures Contracts	(268)	—	—	(268)

Total Depreciation in Other Financial Instruments	$(268)	$(13,101)	$—	$(13,369)

Intrepid International Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—		$8,020	$—	$8,020
Austria	—		890	—	890
Belgium	—		1,339	—	1,339
Bermuda	—		464	—	464
Brazil	783		—	—	783
China	430		3,896	—	4,326
Denmark	—		1,407	—	1,407
Finland	—		2,432	—	2,432
France	—		12,377	—	12,377
Germany	—		11,120	—	11,120
Hong Kong	—		5,957	—	5,957
India	—		1,229	—	1,229
Indonesia	—		833	—	833
Ireland	—		1,052	—	1,052
Israel	—		427	—	427
Italy	—		3,157	—	3,157
Japan	—		26,135	—	26,135
Macau	—		841	—	841
Mexico	422		—	—	422
Netherlands	—		6,880	—	6,880
Norway	—		1,384	—	1,384
Singapore	—		812	—	812
South Korea	—		1,268	—	1,268
Spain	—		4,567	—	4,567
Sweden	—		2,225	—	2,225
Switzerland	—		13,740	—	13,740
Taiwan	—		1,218	—	1,218
United Kingdom	—		34,251	—	34,251

Total Common Stocks	1,635		147,921	—	149,556

Preferred Stocks
Brazil	926		—	—	926
Germany	—		1,193	—	1,193

Total Preferred Stocks	926		1,193	—	2,119

Rights
United Kingdom	—		48	—	48
Short-Term Investment
Investment Company	—	(a)	—	—	—	(a)

Total Investments in Securities	$2,561		$149,162	$—	$151,723

(a)	Amount rounds to less than $1,000.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPM Emerging Economies Fund	Balance as of 10/31/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)		Transfers into Level 3		Transfers out of Level 3	Balance as of 10/31/10
Investments in Securities
Common Stocks — Taiwan	$32		$—	$—	$—	$—		$—		$(32)	$—

Total	$32		$—	$—	$—	$—		$—		$(32)	$—

JPM International Equity Index Fund	Balance as of 10/31/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)		Transfers into Level 3		Transfers out of Level 3	Balance as of 10/31/10
Investments in Securities
Common Stocks — Australia	$—	(a)	$—	$—	$—	$—	(a)	$—	(a)	$—	$—	(a)
Common Stocks — United Kingdom	—		—	—	—	—		5		—	5

Total	$—	(a)	$—	$—	$—	$—	(a)	$5		$—	$5

(a)	Security has a zero value.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2010 (amounts in thousands):

	Value	Percentage
International Equity Index Fund	$5	—	%(a)

(a)	Amount rounds to less than 0.01%.

C. Futures Contracts — The International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

D. Forward Foreign Currency Exchange Contracts — The Global Focus Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Summary of Derivative Information

The following tables present the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Focus Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$17

Total		$17

Liabilities:
Foreign exchange contracts	Payables	(50)

Total		$(50)

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$91

Total		$91

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(23)

Total		$(23)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$4,899
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	50	—

Total		$50	$4,899

Liabilities:
Foreign exchange contracts	Payables	$—	$(3,452)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(56)	—

Total		$(56)	$(3,452)

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$23,308

Total		$—	$23,308

Liabilities:
Foreign exchange contracts	Payables	—	(13,101)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(268)	—

Total		$(268)	$(13,101)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2010, by primary underlying risk exposure (amounts in thousands):

Global Focus Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$68	$68

Total	$68	$68

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(36)	$(36)

Total	$(36)	$(36)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(2)	$(2)
Equity contracts	82	—	82

Total	$82	$(2)	$80

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$640	$640

Total	$640	$640

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$2,374	$2,374
Equity contracts	(378)	—	(378)

Total	$(378)	$2,374	$1,996

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$842	$842
Equity contracts	83	—	83

Total	$83	$842	$925

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$14,841	$14,841
Equity contracts	8,355	—	8,355

Total	$8,355	$14,841	$23,196

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$4,179	$4,179
Equity contracts	(268)	—	(268)

Total	$(268)	$4,179	$3,911

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$–	$5	$5
Equity contracts	(6,159)	–	(6,159)

Total	$(6,159)	$5	$(6,154)

The Funds’ derivatives contracts held at October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume — The table below discloses the volume of the Funds’ derivatives activities as of October 31, 2010 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Global Focus Fund	International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$—	$15,915	$3,539	$11,941	$13,144
Ending Notional Balance Long	—	5,558	4,890	31,912	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	549	—	59,890	448,292	—
Average Settlement Value Sold	845	—	53,044	404,764	—
Ending Settlement Value Purchased	507	—	99,026	375,136	—
Ending Settlement Value Sold	835	—	90,477	308,006	—

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or “the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended October 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

International Equity Fund	$40
International Equity Index Fund	94
International Opportunities Fund	23
International Value Fund	130

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At October 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Cash Collateral Investments
International Equity Fund	$8,916	$9,304	$9,304
International Equity Index Fund	18,205	19,145	19,145
International Opportunities Fund	4,236	4,447	4,447
International Value Fund	35,883	37,337	37,337

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

International Equity Fund	$16
International Equity Index Fund	37
International Opportunities Fund	9
International Value Fund	53

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended October 31, 2010 (amounts in thousands):

Lending Agent Fees Incurred
International Equity Fund	$16
International Equity Index Fund	44
International Opportunities Fund	9
International Value Fund	52

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Emerging Economies Fund	$—	$19	$(19)
Emerging Markets Equity Fund	—	(538)	538
Global Focus Fund	—	65	(65)
International Equity Fund	—	87	(87)
International Equity Index Fund	—	1,460	(1,460)
International Opportunities Fund	(25,712)	2,893	22,819
International Value Fund	—	17,516	(17,516)
Intrepid International Fund	—	671	(671)

The reclassifications for the Funds relate primarily to distributions from passive foreign investment company (PFIC) gains and losses (Emerging Economies Fund, International Equity Index Fund and Intrepid International Fund), Brazil IOF tax reclasses (Emerging Economies Fund and Emerging Markets Equity Fund), litigation recovery (International Equity Fund), expiration of capital loss carryforwards (International Opportunities Fund) and foreign currency gains or losses (Emerging Economies Fund, Emerging Markets Equity Fund, Global Focus Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund).

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Focus Fund	0.80
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding fund of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2010, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Focus Fund	0.25	n/a	0.75	n/a
International Equity Fund	0.25	0.75	0.75	0.50%
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$89		$29
Global Focus Fund	—	(a)	—	(a)
International Equity Fund	17		9
International Equity Index Fund	69		26
International Opportunities Fund	3		3
International Value Fund	21		9
Intrepid International Fund	2		—	(a)

(a)	Amount rounds to less than $1,000.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Focus Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25%	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C	Class R2	Class R5	Institutional Class		Select Class
Emerging Economies Fund	1.85%		n/a	2.35%	n/a	1.40%	n/a		1.60%
Emerging Markets Equity Fund	2.00		2.50%	2.50	n/a	n/a	1.45%		1.75
Global Focus Fund	1.45		n/a	1.95	n/a	1.00	n/a		1.20
International Equity Fund	1.31		2.00	2.00	1.56%	0.86	n/a		1.06
International Equity Index Fund	1.18		1.93	1.93	1.43	n/a	n/a		0.93
International Opportunities Fund	1.31	*	1.92	1.92	n/a	n/a	0.91	*	1.06	*
International Value Fund	1.45		1.95	1.95	1.70	n/a	0.95		1.41
Intrepid International Fund	1.80		n/a	2.00	2.05	n/a	1.00		1.25

*	Prior to September 1, 2010, the contractual expense limitations for International Opportunities Fund were 1.42%, 0.92% and 1.17% for Class A Shares, Institutional Class Shares and Select Class Shares, respectively.

The contractual expense limitation agreements were in effect for the year ended October 31, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011, except for International Opportunities Fund where the expense limitation percentage is in effect until at least February 29, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended October 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended October 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$63	$6	$3	$72	$63
Emerging Markets Equity Fund	—	—	62	62	—
Global Focus Fund	22	3	1	26	196
International Equity Fund	1,037	—	280	1,317	—
International Equity Index Fund	—	—	1,164	1,164	—

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
International Opportunities Fund	$—	$—	$78	$78	$—
International Value Fund	28	—	98	126	—
Intrepid International Fund	208	171	92	471	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$39	$—	$—	$39
International Equity Index Fund	2	134	614	750
International Value Fund	46	—	—	46
Intrepid International Fund	28	22	—	50

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended October 31, 2010 were as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Markets Equity Fund	$88
International Equity Fund	27
International Equity Index Fund	21
International Opportunities Fund	15
International Value Fund	80
Intrepid International Fund	13

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2010, International Equity Index incurred brokerage commissions of approximately $100 with related party broker/dealers.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMorgan Chase & Co. will make a payment to International Equity Index Fund of approximately $20,000 relating to an operational error.

4. Investment Transactions

During the year ended October 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$9,817	$9,601
Emerging Markets Equity Fund	708,255	144,072
Global Focus Fund	2,664	2,567
International Equity Fund	140,805	84,694
International Equity Index Fund	290,479	531,936
International Opportunities Fund	221,295	135,655
International Value Fund	1,485,217	1,646,409
Intrepid International Fund	242,333	593,921

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

During the year ended October 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$6,000	$1,730	$296	$1,434
Emerging Markets Equity Fund	1,294,451	455,893	9,947	445,946
Global Focus Fund	2,485	614	120	494
International Equity Fund	514,295	176,810	41,058	135,752
International Equity Index Fund	438,795	260,888	20,173	240,715
International Opportunities Fund	287,225	39,786	6,359	33,427
International Value Fund	1,348,500	227,686	20,961	206,725
Intrepid International Fund	129,421	23,663	1,361	22,302

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Emerging Markets Equity Fund, Global Focus Fund and International Equity Index Fund) and wash sale loss deferrals (Emerging Markets Equity Fund, Global Focus Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$154	$154
Emerging Markets Equity Fund	2,928	2,928
Global Focus Fund	26	26
International Equity Fund	9,917	9,917
International Equity Index Fund	15,692	15,692
International Opportunities Fund	5,634	5,634
International Value Fund	42,416	42,416
Intrepid International Fund	8,001	8,001

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$145	$—	$145
Emerging Markets Equity Fund	7,968	—	7,968
Global Focus Fund	30	—	30
International Equity Fund	23,058	186,174	209,232
International Equity Index Fund	36,370	71,131	107,501
International Opportunities Fund	3,948	—	3,948
International Value Fund	33,671	—	33,671
Intrepid International Fund	40,964	—	40,964

At October 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$119	$(1,890)	$1,434
Emerging Markets Equity Fund	9,586	(10,351)	444,951
Global Focus Fund	55	(701)	493
International Equity Fund	627	(15,127)	135,863
International Equity Index Fund	14,960	(63,839)	240,896
International Opportunities Fund	7,522	(74,128)	33,561
International Value Fund	48,529	(437,944)	207,305
Intrepid International Fund	2,908	(545,308)	22,329

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2010 (continued)

For the Funds, the cumulative timing differences primarily consist of mark to market of forward foreign currency contracts (Global Focus Fund, International Opportunities Fund and International Value Fund), mark to market of PFICs (Emerging Economies Fund, Emerging Markets Equity Fund, Global Focus Fund, International Equity Index Fund and Intrepid International Fund) and wash sale loss deferrals (Emerging Markets Equity Fund, Global Focus Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund).

As of October 31, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2011	2016	2017	2018	Total
Emerging Economies Fund	$—	$—	$1,890	$—	$1,890
Emerging Markets Equity Fund	—	—	10,351	—	10,351
Global Focus Fund	—	437	264	—	701
International Equity Fund	—	—	7,942	7,185	15,127
International Equity Index Fund	—	—	63,839	—	63,839
International Opportunities Fund	15,833	18,724	39,130	441	74,128
International Value Fund	—	132,632	241,545	63,767	437,944
Intrepid International Fund	—	294,337	250,971	—	545,308

During the year ended October 31, 2010, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$1,380
Emerging Markets Equity Fund	18,453
Global Focus Fund	258
International Equity Fund	—
International Equity Index Fund	7,779
International Opportunities Fund	—
International Value Fund	—
Intrepid International Fund	12,171

During the year ended October 31, 2010, the International Opportunities Fund had expired capital loss carryforwards of $25,712 (amount in thousands).

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for International Equity Index Fund, International Value Fund and Intrepid International Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of the Emerging Economies Fund and the Global Focus Fund.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

In addition, the JPMorgan SmartRetirement Funds and the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	JPMorgan SmartRetirement Funds	J.P. Morgan Investor Funds
JPMorgan International Equity Fund	30.8%	n/a
JPMorgan International Equity Index Fund	n/a	38.0%
JPMorgan International Opportunities Fund	61.9	n/a
JPMorgan Intrepid International Fund	40.3	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2010, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2010, International Equity Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund invested 23.2%, 22.7%, 20.9% and 22.6% of their respective total investments (excluding Investments of Cash Collateral for Securities on Loan) in issuers in the United Kingdom. Global Focus Fund invested 22.4% of its total investments in issuers in the United States.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Subsequent Event

Effective November 30, 2010, the International Equity Fund, the International Opportunities Fund and the International Value Fund will offer Class R6 Shares.

As of November 30, 2010, the net assets of the Emerging Economies Fund increased to approximately $44,800,000, of which the J.P. Morgan Investor Funds owned approximately 82%.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2010

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	141	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	141	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	141	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	141	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	141	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	141	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	141	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002–2010); President, Kenyon College (1995–2002).	141	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	141	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	141	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	141	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	141	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	141	Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (141 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010, and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1,2010 to October 31, 2010*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$1,136.40	$9.96	1.85%
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,133.20	12.64	2.35
Hypothetical	1,000.00	1,013.36	11.93	2.35
Class R5
Actual	1,000.00	1,139.00	7.55	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Select Class
Actual	1,000.00	1,138.20	8.62	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60

Emerging Markets Equity Fund
Class A
Actual	1,000.00	1,099.90	9.84	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class B
Actual	1,000.00	1,097.20	12.48	2.36
Hypothetical	1,000.00	1,013.31	11.98	2.36
Class C
Actual	1,000.00	1,097.30	12.48	2.36
Hypothetical	1,000.00	1,013.31	11.98	2.36
Institutional Class
Actual	1,000.00	1,102.20	7.58	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1,2010 to October 31, 2010*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual	$1,000.00	$1,101.30	$8.53	1.61%
Hypothetical	1,000.00	1,017.09	8.19	1.61

Global Focus Fund
Class A
Actual	1,000.00	1,053.20	7.50	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	1,050.30	10.08	1.95
Hypothetical	1,000.00	1,015.38	9.91	1.95
Class R5
Actual	1,000.00	1,055.50	5.18	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,054.70	6.21	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20

International Equity Fund
Class A
Actual	1,000.00	1,072.70	6.84	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	1,069.20	9.70	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	1,068.50	9.70	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class R2
Actual	1,000.00	1,070.60	8.14	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R5
Actual	1,000.00	1,074.20	4.50	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Select Class
Actual	1,000.00	1,073.90	5.54	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Equity Index Fund
Class A
Actual	1,000.00	1,067.30	5.58	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class B
Actual	1,000.00	1,062.90	9.36	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class C
Actual	1,000.00	1,062.90	9.36	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R2
Actual	1,000.00	1,066.10	6.87	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Select Class
Actual	1,000.00	1,068.00	4.27	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2010	Ending Account Value, October 31, 2010	Expenses Paid During May 1,2010 to October 31, 2010*	Annualized Expense Ratio
International Opportunities Fund
Class A
Actual	$1,000.00	$1,061.90	$6.91	1.33%
Hypothetical	1,000.00	1,018.10	6.77	1.33
Class B
Actual	1,000.00	1,059.10	9.60	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,059.40	9.60	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Institutional Class
Actual	1,000.00	1,064.20	4.73	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Select Class
Actual	1,000.00	1,063.60	5.62	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

International Value Fund
Class A
Actual	1,000.00	1,075.70	7.27	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class B
Actual	1,000.00	1,073.30	9.82	1.88
Hypothetical	1,000.00	1,015.73	9.55	1.88
Class C
Actual	1,000.00	1,073.40	9.88	1.89
Hypothetical	1,000.00	1,015.68	9.60	1.89
Class R2
Actual	1,000.00	1,074.00	8.63	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
Institutional Class
Actual	1,000.00	1,078.60	4.87	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Select Class
Actual	1,000.00	1,076.60	5.91	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13

Intrepid International Fund
Class A
Actual	1,000.00	1,086.40	7.84	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class C
Actual	1,000.00	1,084.20	10.45	1.99
Hypothetical	1,000.00	1,015.17	10.11	1.99
Class R2
Actual	1,000.00	1,085.80	9.15	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual	1,000.00	1,090.10	5.22	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Select Class
Actual	1,000.00	1,088.40	6.53	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Focus Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Emerging Economies Fund’s performance was in the second quintile for Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the fourth, second and second quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Focus Fund’s performance was in the first quintile for Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the first, second and third quintiles for Class A shares and in the first, first and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2009, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Opportunities Fund’s performance was in the second, third and second quintiles for Class A and in the second quintile for Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the third, third and first quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the fourth, fifth and fourth quintiles for Class A shares for the one-, three- and five- year periods ended December 31, 2009, respectively, and in the fourth and fifth quintiles for Select Class shares for the one- and three-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for both Class A and Select Class shares were in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third and fourth quintiles, respectively of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Focus Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third and fourth quintiles, respectively of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for both Class A and Select Class shares were in the fifth quintile and that the actual total expenses for Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile, and that the actual total expenses for both Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile, and that the actual total expenses for both Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for both Class A and Select Class shares were in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2010:

Dividend Received Deduction
Emerging Economies Fund	17.15%
Global Focus Fund	28.87

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$136
Emerging Markets Equity Fund	2,928
Global Focus Fund	26
International Equity Fund	9,917
International Equity Index Fund	12,874
International Opportunities Fund	2,772
International Value Fund	24,349
Intrepid International Fund	8,001

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2010, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$154	$14
Emerging Markets Equity Fund	11,872	925
Global Focus Fund	43	4
International Equity Fund	15,556	1,366
International Equity Index Fund	20,276	2,305
International Opportunities Fund	6,331	533
International Value Fund	46,846	4,024
Intrepid International Fund	6,082	468

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2010. These shareholders will receive more detailed information along with 2010 Form 1099-DIV.

OCTOBER 31, 2010	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

PRIVACY POLICY

(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2010 All rights reserved. October 2010.

AN-INTEQ-1010

ITEM 2.
CODE OF ETHICS.

Disclose whether, as of the end
of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.
AUDIT COMMITTEE FINANCIAL EXPERT.

(a)
(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least
one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert
serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or
indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of
the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is
William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.
PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2010 – $37,000

2009 – $36,700*

*
Audit fees reported in 2009 form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2010 – $16,900

2009 – $16,900

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the
Registrant that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c)
Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2010 – $8,700

2009 – $8,740

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2010 and 2009, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2010 – Not applicable

2009 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services
(the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either
1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit
Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the
Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X.

2010 – 0.0%

2009 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to
Service Affiliates, for the last two calendar year ends were:

2009 - $24.7 million

2008 - $25.5 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.
AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If
the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule
10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.
SCHEDULE OF INVESTMENTS.

File Schedule I –
Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this
Form.

Included in Item 1.

ITEM 7.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.
PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.
PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No
material changes to report.

ITEM 11.
CONTROLS AND PROCEDURES.

(a) Disclose the
conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)
under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the
Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form
N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR
270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.
EXHIBITS.

(a) File the exhibits listed below as
part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto,
that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule
30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule
30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:

/s/ Patricia A. Maleski

Patricia A. Maleski

President and Principal Executive Officer January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of
1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Patricia A. Maleski

Patricia A. Maleski

President and Principal Executive Officer January 5, 2011

By:

/s/ Joy C. Dowd

Joy C. Dowd

Treasurer and Principal Financial Officer January 5, 2011